                                                                      Exh. 10.33

                                                                  Execution Copy

                            ASSET PURCHASE AGREEMENT

                           Dated as of August 6, 2003

                                  by and among

                              SMART AND FINAL INC.,
                             a Delaware corporation

                                       and

                       SMART AND FINAL STORES CORPORATION,
                            a California corporation

                                       and

                        AMERICAN FOODSERVICE DISTRIBUTORS
                            a California corporation

                                       and

                               GFS HOLDING, INC.,
                             a Delaware corporation

                                       and

                                GFS ORLANDO, LLC,
                      a Delaware limited liability company

                                       and

                                GFS STORES, LLC,
                      a Delaware limited liability company

                                TABLE OF CONTENTS

                                    ARTICLE I
                           PURCHASE AND SALE OF ASSETS

1.1     Sale and Purchase of the Assets........................................2
1.2     Purchase Price and Payment.............................................2
1.3     Assumption of Liabilities..............................................2
1.4     Adjustment of Purchase Price...........................................3
1.5     Adjustment Procedure...................................................3
1.6     Closing................................................................4
1.7     Closing Deliveries.....................................................5
1.8     Allocation of Purchase Price...........................................8
1.9     Transfer Taxes.........................................................8

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

2.1     Organization and Qualification of the Seller Parties...................8
2.2     Authority; No Conflict.................................................9
2.3     Financial Statements..................................................10
2.4     Books and Records.....................................................10
2.5     No Undisclosed Liabilities............................................10
2.6     Compliance with Legal Requirements; Governmental Authorizations.......11
2.7     Absence of Certain Changes............................................12
2.8     Personal Property.....................................................14
2.9     Inventory.............................................................15
2.10    Accounts Receivable...................................................15
2.11    Contracts; No Defaults................................................15
2.12    Guaranties............................................................18
2.13    Employee Benefits.....................................................18
2.14    Employees.............................................................23
2.15    Labor Relations; Compliance...........................................23
2.16    Litigation............................................................24
2.17    Real Property.........................................................25
2.18    Insurance.............................................................26
2.19    Environmental Matters.................................................26
2.20    Relationships with Related Persons....................................27
2.21    Warranties............................................................27
2.22    Change in Business Relationships......................................27
2.23    Brokers...............................................................27
2.24    Solvency..............................................................27
2.25    True and Correct Information..........................................28
2.26    Ownership.............................................................28
2.27    Sufficiency of Assets.................................................28

2.28    Title.................................................................28
2.29    Taxes.................................................................28
2.30    Intellectual Property.................................................28

                                   ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES

3.1     Organization and Good Standing........................................30
3.2     Authority; No Violation...............................................30
3.3     Certain Proceedings...................................................30
3.4     Brokers or Finders....................................................30
3.5     Sufficiency of Funds..................................................30
3.6     Registration in State of Florida......................................30
3.7     Knowledge of Claims...................................................31

                                   ARTICLE IV
                COVENANTS OF SELLER PARTIES PRIOR TO CLOSING DATE

4.1     Access and Investigation..............................................31
4.2     Operation of the Retail Store Business and the Meat Processing
           Business...........................................................31
4.3     Negative Covenant.....................................................32
4.4     Required Approvals....................................................32
4.5     Notification..........................................................32
4.6     Payment of Indebtedness by Related Persons............................32
4.7     No Negotiation........................................................32
4.8     Commercially Reasonable Efforts.......................................32
4.9     Employees.............................................................32
4.10    Clearance Certificates................................................34
4.11    Seller Parties' Environmental Investigation...........................35

                                    ARTICLE V
         COVENANTS OF THE BUYER PARTIES AND THE SELLER PARTIES PRIOR TO
                                  CLOSING DATE

5.1     Approvals of Governmental Bodies......................................35
5.2     Commercially Reasonable Efforts.......................................35
5.3     Cooperation...........................................................35
5.4     Synthetic Lease Agreement.............................................36

                                   ARTICLE VI
       POST-CLOSING COVENANTS OF THE BUYER PARTIES AND THE SELLER PARTIES

6.1     General...............................................................36
6.2     Litigation Support....................................................36
6.3     Transition............................................................36
6.4     Delivery of Property Received After Closing...........................37
6.5     Real Property Consents................................................37
6.6     Insurance Matters.....................................................37

6.7     Assistance and Cooperation............................................37
6.8     Assumed Contracts Consents............................................38
6.9     Environmental Testing.................................................38

                                   ARTICLE VII
         CONDITIONS PRECEDENT TO THE SELLER PARTIES' OBLIGATION TO CLOSE

7.1     Accuracy of Representations...........................................39
7.2     Performance...........................................................40
7.3     Additional Documents..................................................40
7.4     No Injunction.........................................................40
7.5     Closing of Share Purchase Transaction.................................40
7.6     Consents..............................................................40

                                  ARTICLE VIII
         CONDITIONS PRECEDENT TO THE BUYER PARTIES' OBLIGATION TO CLOSE

8.1     Accuracy of Representations...........................................40
8.2     Performance...........................................................41
8.3     Consents..............................................................41
8.4     Additional Documents..................................................41
8.5     No Injunction.........................................................41
8.6     No Proceedings........................................................41
8.7     No Claim Regarding Assets or Sale Proceeds............................41
8.8     No Prohibition........................................................41
8.9     Closing of Share Purchase Transaction.................................41
8.10    Execution and Closing of Real Estate Purchase Agreement...............41

                                   ARTICLE IX
                                   TERMINATION

9.1     Termination Events....................................................42
9.2     Effect of Termination.................................................42

                                    ARTICLE X
                                 INDEMNIFICATION

10.1    Indemnity by the Seller Parties.......................................42
10.2    Indemnity by the Buyer Parties........................................44
10.3    Procedure and Payment.................................................44
10.4    Calculation of Losses.................................................45
10.5    Survival of Representations and Warranties of the Seller Parties......46
10.6    Survival of Representations and Warranties of the Buyer Parties.......46
10.7    Escrow................................................................46
10.8    Indemnified Environmental Matters.....................................46

                                   ARTICLE XI
                                   DEFINITIONS

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                                   ARTICLE XII
                               GENERAL PROVISIONS

12.1    Expenses With Respect to Transaction..................................59
12.2    Public Announcements..................................................59
12.3    Confidentiality.......................................................59
12.4    Notices...............................................................60
12.5    Jurisdiction..........................................................61
12.6    Further Assurances....................................................62
12.7    Waiver................................................................62
12.8    Entire Agreement and Modification.....................................63
12.9    Assignments, Successors, and No Third-Party Rights....................63
12.10   Severability..........................................................63
12.11   Section Headings, Construction........................................63
12.12   Preamble; Preliminary Statement.......................................63
12.13   Governing Law.........................................................63
12.14   No Strict Construction................................................64
12.15   Dispute Resolution....................................................64
12.16   Supplemental Disclosure...............................................64
12.17   Reliance..............................................................65
12.18   Counterparts..........................................................65

                                    SCHEDULES

Schedule 1.1(b)        Excluded Assets
Schedule 1.3(a)        Assumed Liabilities
Schedule 1.3(b)        Excluded Liabilities
Schedule 1.4           Accounting Policies and Practices
Schedule 2.1           Qualified to do Business
Schedule 2.2           Notices; Consents
Schedule 2.2(b)        No Conflicts
Schedule 2.3           Financial Statements
Schedule 2.5           Undisclosed Liabilities
Schedule 2.6           Compliance with Legal Requirements
Schedule 2.6(b)        Governmental Authorizations
Schedule 2.7           Absence of Certain Changes
Schedule 2.8           Personal Property
Schedule 2.10          Accounts Receivable
Schedule 2.11(a)       Contracts; No Defaults
Schedule 2.11(b)       Contracts; Obligations
Schedule 2.11(c)       Contracts in Full Force and Effect
Schedule 2.11(d)       Compliance with Contracts
Schedule 2.12          Guaranties
Schedule 2.13(b)(i)    Employee Benefits-Company Plans
Schedule 2.13(b)(ii)   Multi-Employer Plans
Schedule 2.13(d)       Compliance with Plans
Schedule 2.14          Employees
Schedule 2.15          Labor Relations; Compliance
Schedule 2.16(a)       Litigation Proceedings
Schedule 2.16(b)       Litigation Orders
Schedule 2.16(c)       Compliance with Orders
Schedule 2.17          List of Real Property
Schedule 2.18(a)       Insurance Loss Experience
Schedule 2.18(b)       Payment of Insurance Premiums
Schedule 2.19          Environmental Matters
Schedule 2.20          Relationships with Related Persons
Schedule 2.22          Change in Business Relationships
Schedule 2.27          Sufficiency of Assets
Schedule 2.30          Trademarks and Tradenames
Schedule 4.6           Payment of Indebtedness by Related Persons
Schedule 6.5           Certain Leases
Schedule 8.3           Material Consents
Schedule 10.1(a)       Indemnified Matters

                                    EXHIBITS

Exhibit A              Escrow Agreement
Exhibit B              Assumption Agreement
Exhibit C              Noncompetition Agreement
Exhibit D              Software License and Support Agreement
Exhibit E              Tradename and Trademark License Agreement
Exhibit F              Transitional Services Agreement
Exhibit G              Employee Leasing Agreement
Exhibit H              Opinion of Counsel
Exhibit I              Real Estate Purchase Agreement
Exhibit J              Vendor Contract Participation Agreement

                            ASSET PURCHASE AGREEMENT

          THIS ASSET PURCHASE AGREEMENT (this "Agreement") is dated as of August 6, 2003, by and among GFS HOLDING, INC., a Delaware corporation (the "Buyer Member"), GFS ORLANDO, LLC, a Delaware limited liability company ("GFS Orlando") and GFS STORES, LLC, a Delaware limited liability company ("GFS Stores" and, together with GFS Orlando, the "Buyers"), and SMART & FINAL INC., a Delaware corporation (the "Seller Shareholder"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores") and AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD" and, together with SF Stores, the "Sellers"). Buyer Member, GFS Orlando, and GFS Stores are sometimes referred to in this Agreement as the "Buyer Parties," and Seller Shareholder, SF Stores, and AFD are sometimes referred to in this Agreement as the "Seller Parties." Capitalized terms used, but not otherwise defined herein, shall have the meanings set forth in Article XI hereof.

                              PRELIMINARY STATEMENT

          Seller Shareholder is the record and beneficial owner of all of the issued and outstanding equity securities of SF Stores and AFD. SF Stores is engaged in the retail food store business in the State of Florida and operates from several locations within that state. AFD operates, among other things, a fresh meat processing business in the state of Florida under the name "Orlando Foodservice" (the "Meat Processing Business"). AFD also conducts a foodservice distribution business (the "Foodservice Business") through its wholly-owned subsidiary, Henry Lee Company, a Florida corporation ("Henry Lee").

          Buyer Member is the record and beneficial owner of all of the outstanding membership interests of GFS Orlando and GFS Stores. GFS Orlando was formed for the purpose of acquiring all of the assets that are used by AFD in the operation of the Meat Processing Business and located in the state of Florida. GFS Stores was formed for the purpose of acquiring certain of the assets that are used by SF Stores in the operation of its retail store business and located in the state of Florida. In a separate related transaction, Buyer Member will acquire from AFD all of the issued and outstanding equity securities of Henry Lee pursuant to a Share Purchase Agreement dated the date hereof by and among Buyer Member, Seller Shareholder, and AFD (the "Share Purchase Agreement").

          This Agreement is being entered into by the Buyer Parties and the Seller Parties to set forth the terms and conditions upon which Buyers will acquire from Sellers certain of the assets that are used by SF Stores in the operation of its retail store business and located in the state of Florida and all of the assets that are used by AFD in the operation of the Meat Processing Business and located in the state of Florida.

          NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                           PURCHASE AND SALE OF ASSETS

          1.1 Sale and Purchase of the Assets. On the Closing Date (as such term is defined in Section 1.6), Sellers shall sell to Buyers, and Buyers shall acquire from Sellers, the Assets, free and clear of all Encumbrances (other than Permitted Encumbrances), and Buyers shall assume the Assumed Liabilities (with GFS Stores acquiring that portion of the Assets and assuming that portion of the Assumed Liabilities relating to the Retail Store Business and GFS Orlando acquiring that portion of the Assets and assuming that portion of the Assumed Liabilities relating to the Meat Processing Business), on the terms and subject to the conditions set forth in this Agreement.

          1.2 Purchase Price and Payment. The purchase price to be paid by Buyers to Sellers for the Assets shall be Three Million Eight Hundred Seventeen Thousand One Hundred Thirty-Two Dollars ($3,817,132), subject to adjustment following the Closing Date for changes in Net Working Capital with respect to the Meat Processing Business and the Retail Store Business as described in
Section 1.4 below (the "Purchase Price"). The Net Working Capital of Sellers with respect to the Retail Store Business and the Meat Processing Business as of March 23, 2003, is Four Million Seven Hundred Seventy One Thousand Two Hundred Fifty-Seven Dollars ($4,771,257) (the "March 23, 2003 Net Working Capital"). In order to establish a reasonable estimate of the Purchase Price at Closing, Sellers shall prepare and deliver to Buyers, not less than five (5) business days prior to the Closing Date, a detailed written statement (the "Preliminary Purchase Price Statement") of Sellers' reasonable good faith calculation of the Net Working Capital with respect to the Retail Store Business and the Meat Processing Business as of the Closing Date (the "Preliminary Net Working Capital"). If the Preliminary Net Working Capital is less than the March 23, 2003 Net Working Capital, the Purchase Price shall be reduced dollar for dollar by such difference and if the Preliminary Net Working Capital is greater than the March 23, 2003 Net Working Capital the Purchase Price shall be increased dollar for dollar by such difference. The Purchase Price shall be paid at Closing as follows:

               (a) An amount equal to the Purchase Price (based on the Preliminary Purchase Price Statement) less the sum of Two Million Dollars ($2,000,000) shall be paid to Sellers by wire transfer of immediately available funds (the "Closing Payment"); and

               (b) The sum of Two Million Dollars ($2,000,000) (the "Escrow Payment") shall be delivered to Wells Fargo Bank (the "Escrow Agent") to be held in escrow on the terms and subject to the conditions set forth in an Escrow Agreement substantially in the form attached hereto as Exhibit A (the "Escrow Agreement").

          1.3 Assumption of Liabilities. Subject to the terms of this Agreement, GFS Stores will, and Buyer Member will cause GFS Stores to, assume and become responsible for all of the Assumed Liabilities relating to the Retail Store Business and GFS Orlando will, and Buyer Member will cause GFS Orlando to, assume and become responsible for all of the Assumed Liabilities relating to the Meat Processing Business at the Closing, specifically including those liabilities identified on Schedule 1.3(a). Buyers will not assume or have any responsibility, however, with respect to any other obligation or liability of the Seller Parties not included within

                                       2

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the Assumed Liabilities, including those specifically set forth on Schedule
1.3(b) (the "Excluded Liabilities").

          1.4 Adjustment of Purchase Price. The Purchase Price shall be adjusted on a dollar-for-dollar basis to reflect any increases or decreases in the Preliminary Net Working Capital as of the Closing Date. For purposes of this Agreement, the term "Net Working Capital" means the difference between (a) the sum of cash, cash equivalents, temporary investments, accounts receivable, inventories and prepaid expenses and other current assets and (b) the sum of accounts payable and accrued expenses and other current liabilities, in each case solely with respect to the Assets being acquired and the Assumed Liabilities being assumed hereunder and in each case computed in accordance with GAAP utilizing the accounting policies and practices set forth on Schedule 1.4.

          1.5 Adjustment Procedure.

               (a) Seller Shareholder shall prepare the Closing Financial Statement (as defined below) and shall cause Ernst & Young, LLP to undertake a balance sheet audit (the "Balance Sheet Audit") with respect to the Retail Store Business and the Meat Processing Business as of the Closing Date and compute the Net Working Capital of Sellers as of the Closing Date with respect to the Retail Store Business and the Meat Processing Business and the adjustment, if any, to the Purchase Price required by Section 1.4, and Ernst & Young LLP shall, and Seller Shareholder shall cause Ernst & Young, LLP to, deliver to Buyer Parties, within forty-five (45) days of the Closing Date, a detailed written statement with reasonable supporting documentation (the "Closing Financial Statement") reflecting the result of its audit. Buyers and Sellers shall have access to, and will have the opportunity to present to Ernst & Young, LLP any material relating to, the Closing Financial Statement, and to discuss the audit of the Closing Financial Statement with Ernst & Young, LLP. The parties agree that with respect to the audit contemplated by this Agreement and by Section 1.4(a) of the Share Purchase Agreement, (i) the Seller Shareholder's cost shall not exceed, in the aggregate, Thirty Five Thousand Dollars ($35,000) and that any amount in excess of $35,000 shall be the obligation of Buyers, and (ii) the Seller Shareholder shall cause Ernst & Young LLP to limit the scope of such audit upon receiving a reasonable written request from Buyers setting forth the scope of such restrictions within five (5) days of Ernst & Young LLP commencing such audit. For the avoidance of doubt, other than (A) the adjustment of the Purchase Price to reflect changes in the Preliminary Net Working Capital pursuant to Section
1.4 and (B) claims for breaches of the representations and warranties contained in this Agreement that require the Seller Parties to indemnify Buyers pursuant to Article X , the Balance Sheet Audit shall have no effect on any adjustment to the Purchase Price. If within thirty (30) days following delivery of the Closing Financial Statement Buyer Parties have not given Seller Shareholder notice of their objection to the Closing Financial Statement (which notice must contain a reasonable statement of the basis of the objection), then the Closing Financial Statement shall be deemed to be the "Final Closing Financial Statement" and the Net Working Capital amount set forth therein shall be deemed to be the "Final Net Working Capital". If Buyer Parties give such notice of objection, then the issues in dispute will be submitted to one of the "Big Four" national accounting firms (other than Ernst & Young, LLP) mutually acceptable to Buyer Parties and Seller Parties (the "Accountants") for resolution. If issues in dispute are submitted to the Accountants for resolution, (i) each party will furnish to the Accountants such work papers and other documents and information relating to the

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disputed issues as the Accountants may reasonably request and are available to that party (or its independent public accountants), and will be afforded the opportunity to present to the Accountants any material relating to the determination and to discuss the determination with the Accountants; (ii) the determination by the Accountants, as set forth in a notice delivered to both parties by the Accountants, will be binding and conclusive on the parties; and
(iii) Buyer Parties will bear fifty percent (50%) and Seller Parties will bear fifty percent (50%) of the fees of the Accountants for such determination. If Buyer Parties have given a notice of objection in accordance with this Section 1.5(a), the Closing Financial Statement, as modified by resolution of any such disputes with respect thereto by the Accountants, shall be the "Final Closing Financial Statement" and the Net Working Capital amount set forth therein shall be the "Final Net Working Capital".

               (b) On the fifth (5th) business day following the final determination of the Final Closing Financial Statement, if the Final Net Working Capital is greater than the Preliminary Net Working Capital, Buyers will pay such difference to Sellers in immediately available funds and the Escrow Agent shall, and Buyers shall cause the Escrow Agent to, deliver to Sellers One Million Dollars ($1,000,000) from the Escrow Payment in accordance with the Escrow Agreement.

               (c) On the fifth (5th) business day following the final determination of the Final Closing Financial Statement, if the Final Net Working Capital is less than the Preliminary Net Working Capital (such difference, the "Difference") and such Difference is less than or equal to One Million Dollars ($1,000,000), Sellers shall direct the Escrow Agent to deliver to Buyers, from the Escrow Payment, the Difference, and Buyers shall direct the Escrow Agent to deliver to Sellers, from the Escrow Payment, One Million Dollars ($1,000,000) less the Difference in accordance with the Escrow Agreement.

               (d) On the fifth (5th) business day following the final determination of the Final Closing Financial Statement, if the Difference is greater than One Million Dollars ($1,000,000), Sellers shall direct the Escrow Agent to deliver to Buyers, from the Escrow Payment, One Million Dollars ($1,000,000) and Seller Parties shall pay to Buyers, in immediately available funds, the Difference less One Million Dollars ($1,000,000) in accordance with the Escrow Agreement.

               (e) Unless otherwise specifically provided for herein or in the Share Purchase Agreement, any item which is contained within the Final Net Working Capital or the Balance Sheet Audit or that has been reviewed as part of the adjustment process in arriving at the Final Net Working Capital shall not serve as a basis for an indemnification claim for a breach of a representation, warranty, covenant or agreement under this Agreement.

          1.6 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Foley & Lardner, 2029 Century Park East, Suite 3500, Los Angeles, California 90067-3021, within three (3) business days following the satisfaction or waiver by the Buyer Parties or the Seller Parties (as applicable) of all of the conditions set forth in Articles VII and VIII, or at such other time and place as may be mutually agreed upon by Buyers and Sellers (such time and date being hereinafter referred to as the "Closing Date"). The parties currently intend the Closing Date to be as of September 7, 2003.

          1.7 Closing Deliveries.

               (a) Closing Deliveries By Seller Parties. On the Closing Date, Seller Parties shall deliver, and cause to be delivered, to Buyers:

                    (i) Assignment Documents. A bill of sale, warranty deeds relating to the owned real property and other documents of transfer and conveyance sufficient to transfer and assign to the appropriate Buyer good title to the Assets that it is acquiring, free and clear of any and all Encumbrances (other than Permitted Encumbrances);

                    (ii) Assumption Documents. Assumption Agreements substantially in the form of Exhibit B (the "Assumption Agreement") whereby Buyers will assume all of the Assumed Liabilities;

                    (iii) Consents. Copies of all notices or Consents listed on
     Schedule 2.2 duly executed by the appropriate parties thereto;

                    (iv) Bring-Down Certificate. A certificate signed by the Seller Parties dated the Closing Date certifying that the conditions contained in Sections 8.1 and 8.2 have been satisfied;

                    (v) Certificates of Good Standing. Certificates of good standing with respect to each of the Seller Parties issued by the appropriate state official for its jurisdiction of organization, each dated not more than twenty (20) days prior to the Closing Date;

                    (vi) Escrow Agreement. The Escrow Agreement contemplated by
     Section 1.2(b);

                    (vii) Noncompetition Agreement. A Noncompetition Agreement signed by the appropriate Seller Parties in the form attached as Exhibit C;

                    (viii) Software License and Support Agreement. A Software License and Support Agreement signed by the appropriate Seller Parties substantially in the form attached as Exhibit D;

                    (ix) Tradename and Trademark License Agreements. The Tradename and Trademark License Agreements signed by the appropriate Seller Parties substantially in the forms attached as Exhibit E;

                    (x) Transitional Services Agreement. A Transitional Services Agreement signed by the appropriate Seller Parties substantially in the form attached as Exhibit F;

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

                    (xi) Employee Leasing Agreement. An Employee Leasing Agreement signed by the appropriate Seller Parties substantially in the form attached as Exhibit G;

                    (xii) Opinion of Counsel. An opinion of counsel to the Seller Parties, dated as of the Closing Date, substantially in the form attached as Exhibit H;

                    (xiii) Real Estate Purchase Agreement. A Real Estate Purchase Agreement with respect to the Fort Lauderdale Store included within the Assets signed by the appropriate Seller Parties and the necessary lenders and other parties to the Synthetic Lease Agreement substantially in the form attached as Exhibit I;

                    (xiv) Non-Foreign Affidavit. The Seller Parties shall have delivered to Buyers a non-foreign affidavit dated as of the Closing Date and in form and substance required under the Treasury Regulations issued pursuant to Section 1445 of the IRC;

                    (xv) Estoppel Certificates. Estoppel Certificates from each of the landlords of the properties referenced in Items 1-9 of Schedule 2.17, provided, however, that if Seller Parties are unable to obtain an Estoppel Certificate from any landlord after reasonable efforts to do so, Seller Parties may instead certify the status of the specific lease to Buyers by delivery of a Seller Parties' Estoppel Certificate in a form reasonably acceptable to Buyers and indemnify Buyers from the inaccuracy of any of the information contained in Seller Parties' Estoppel Certificate;

                    (xvi) Vendor Contract Participation Agreement. A Vendor Contract Participation Agreement signed by the appropriate Seller Parties substantially in the form attached as Exhibit J;

                    (xvii) Tax Clearances. The tax clearance certificates contemplated by Section 4.10; and

                    (xviii) Further Documents. Such other documents as the Buyer Parties may reasonably request in good faith at least ten (10) days prior to the Closing Date for the purpose of facilitating the consummation of the Contemplated Transactions.

               (b) Closing Deliveries By Buyers. On the Closing Date, Buyers shall deliver to Sellers:

                    (i) Closing Payment. The Closing Payment by delivery of immediately available funds;

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

                    (ii) Assumption Documents. The Assumption Agreement signed by the appropriate Buyer substantially in the form attached as Exhibit B;

                    (iii) Escrow Payment. Evidence of payment of the Escrow Payment to the Escrow Agent;

                    (iv) Noncompetition Agreement. A Noncompetition Agreement signed by Buyers in the form attached as Exhibit C;

                    (v) Escrow Agreement. The Escrow Agreement contemplated by
     Section 1.2(b);

                    (vi) Software License and Support Agreement. The Software License and Support Agreement signed by the appropriate Buyer Parties substantially in the form attached as Exhibit D;

                    (vii) Tradename and Trademark License Agreements. The Tradename and Trademark License Agreements signed by the appropriate Buyer Parties substantially in the form attached as Exhibit E;

                    (viii) Transitional Services Agreement. The Transitional Service Agreement signed by the appropriate Buyer Parties substantially in the form attached as Exhibit F;

                    (ix) Employee Leasing Agreement. The Employee Leasing Agreement signed by the appropriate Buyer substantially in the form attached as Exhibit G;

                    (x) Real Estate Purchase Agreement. A Real Estate Purchase Agreement with respect to the Fort Lauderdale Store included within the Assets signed by the appropriate Buyer Parties substantially in the form attached as Exhibit I;

                    (xi) Vendor Contract Participation Agreement. A Vendor Contract Participation Agreement signed by the appropriate Buyer Parties substantially in the form attached as Exhibit J;

                    (xii) Bring-Down Certificate. A certificate signed by the Buyer Parties dated the Closing Date certifying that the conditions contained in Sections 7.1 and 7.2 have been satisfied;

                    (xiii) Resale Certificate. Valid resale certificates signed by each of GFS Orlando and GFS Stores with respect to inventory and other Assets intended for resale by the Buyer Parties; and

                    (xiv) Further Documents. Such other documents as Sellers may reasonably request in good faith at least ten (10) days prior to the Closing

     Date for the purpose of facilitating the consummation of the Contemplated Transactions.

          1.8 Allocation of Purchase Price. During the thirty (30) days following the final determination of the Purchase Price, the Buyer Parties and the Seller Parties shall in good faith agree upon the allocation of the Purchase Price among the Assets and Seller Parties' other covenants set forth in this Agreement. Such allocation shall be conclusive and binding on the Buyer Parties and the Seller Parties for all purposes including, but not limited to, reporting and disclosure requirements under Section 1060 of the IRC, and any other federal, state, local or foreign Tax and other provisions. The Buyer Parties and the Seller Parties agree to prepare and timely file a U.S. Treasury Form 8594 reflecting the allocations of the Purchase Price in accordance with such allocation.

          1.9 Transfer Taxes. The Buyer Parties will be liable for, will pay, will timely file all Tax Returns in respect of, and will indemnify and hold harmless the Seller Parties against, all conveyance, excise, sales, value added, use, registration, stamp, franchise, property transfer, recording, registration and similar Taxes, levies, charges and fees (collectively, "Transfer Taxes"), which become payable in connection with the Contemplated Transactions.

                                   ARTICLE II

                REPRESENTATIONS AND WARRANTIES OF SELLER PARTIES

          The Seller Parties jointly and severally represent and warrant to Buyer Parties as follows:

          2.1 Organization and Qualification of the Seller Parties.

               (a) SF Stores is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and AFD is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. Each of the Sellers has full power and authority to carry on its business as it is now being conducted, to own or hold under lease the properties and assets it now owns or holds under lease, and to perform all of its obligations under the Assumed Contracts, except for such failures which would not have a Material Adverse Effect. Each of the Sellers is duly qualified to do business and is in good standing as a foreign corporation in the jurisdictions listed on Schedule 2.1 and, except as disclosed on Schedule 2.1, there are no other jurisdictions in which the conduct of its businesses or activities or its ownership of assets requires such qualification under applicable law, except for such failures which would not have a Material Adverse Effect. Copies of all Organizational Documents of each of the Sellers, as currently in effect, have been delivered to Buyers and in the form so delivered are true and complete in all material respects. The Retail Store Business is conducted exclusively by and through SF Stores, and the Meat Processing Business is conducted exclusively by and through AFD.

               (b) Seller Shareholder is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller Shareholder has full power and authority to carry on its business as it is now being conducted.

          2.2 Authority; No Conflict.

               (a) This Agreement constitutes the legal, valid and binding obligation of each of the Seller Parties, enforceable against each of the Seller Parties in accordance with its terms. Upon the execution and delivery by the Seller Parties of the Escrow Agreement, the Noncompetition Agreement, the Software License and Support Agreement, the Tradename and Trademark License Agreement, the Transitional Services Agreement, the Employee Leasing Agreement, the Real Estate Purchase Agreement, the Vendor Contract Participation Agreement, the documents of assignment and conveyance contemplated by Section 1.7(a)(i) and any other document delivered pursuant to Section 1.7(a)(xviii) (the "Related Agreements"), the Related Agreements will constitute the legal, valid and binding obligation of each of the Seller Parties that is a party to such Related Agreement, enforceable against such Seller Parties in accordance with their respective terms. Each of the Seller Parties has the right, power and authority to execute and deliver this Agreement and the Related Agreements and to perform its obligations under this Agreement and the Related Agreements to which it is a party.

               (b) Except as set forth in Schedule 2.2(b), neither the execution and delivery of this Agreement and the Related Agreements nor the consummation or performance of any of the Contemplated Transactions will (with or without notice or lapse of time):

                    (i) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of any of the Seller Parties;

                    (ii) contravene, conflict with, or result in a violation of, or give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any of the Seller Parties, or any of the assets owned or used by Seller Parties, are subject, except for such failures, contraventions, violations or conflicts which would not have a Material Adverse Effect;

                    (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by the Seller Parties or that otherwise relates to the business of, or any of the assets owned or used by, the Seller Parties (with respect to the Retail Store Business or the Meat Processing Business), except for such failures which would not have a Material Adverse Effect;

                    (iv) contravene, conflict with, or result in a violation or breach of any provision of, or to Seller Parties' Knowledge give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, in any material respect, any Assumed Contract; or

                    (v) result in the imposition or creation of any Encumbrance (other than Permitted Encumbrances) upon or with respect to any of the assets owned or used by Sellers in connection with the Retail Store Business or the Meat Processing Business.

          Except as set forth in Schedule 2.2, none of the Seller Parties is required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation of any of the Contemplated Transactions.

          2.3 Financial Statements. Schedule 2.3 contains (i) the unaudited balance sheets of AFD (with respect to the Meat Processing Business) as of December 29, 2002, March 23, 2003 and June 15, 2003 (the "Orlando Balance Sheets"), (ii) the unaudited statements of profits and losses of AFD (with respect to the Meat Processing Business) for the fiscal year ended December 29, 2002 and the fiscal year-to-date period ended June 15, 2003 (the "Orlando P & L Statements"), (iii) the unaudited balance sheet of SF Stores with respect to that portion of the Retail Store Business included in the Assets as of March 23, 2003 (the "SF Stores Balance Sheet") and (iv) the unaudited statements of profits and losses of SF Stores with respect to that portion of the Retail Store Business included in the Assets for the fiscal year-to-date period ended June 15, 2003 (the "SF Stores P & L Statements" and, together with the Orlando Balance Sheets, the Orlando P & L Statements and the SF Stores Balance Sheet, the "Financial Statements"). The Financial Statements have been extracted from the books and records of AFD (with respect to the Meat Processing Business) and SF Stores (with respect to the Retail Store Business) and on the basis of the presentation as reflected on Schedule 1.4. The Financial Statements are true, correct and complete in all material respects and fairly present the financial position of AFD (with respect to the Meat Processing Business) and SF Stores (with respect to the Retail Store Business) and the results of their respective operations as of the dates thereof or for the periods covered thereby, and have been prepared in conformity with GAAP applied consistently throughout the periods indicated. No financial statements of any Person other than the Sellers are required by GAAP to be included in the financial statements of any of the Sellers.

          2.4 Books and Records. The books of account, minute books, stock record books and other records of each of the Sellers, all of which have been made available to Buyers, are complete and correct in all material respects and have been maintained in accordance with Sellers' customary practices. The minute books of each of the Sellers contain accurate and complete records in all material respects of all meetings of, and action taken by, the shareholders and board of directors (and committees thereof), as the case may be, of each of the Sellers, and no such meeting has been held for which minutes have not been prepared and are not contained in such minute books.

          2.5 No Undisclosed Liabilities. Except as set forth on Schedule 2.5, neither SF Stores (with respect to the Retail Store Business) nor AFD (with respect to the Meat Processing Business) has any material liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Orlando Balance Sheets or the SF Stores Balance

Sheet and liabilities incurred in the Ordinary Course of Business since the respective dates thereof none of which, individually or in the aggregate, would have a Material Adverse Effect.

          2.6 Compliance with Legal Requirements; Governmental Authorizations.

               (a) Except as set forth on Schedule 2.6 and except for those violations or failures that would not have a Material Adverse Effect:

                    (i) SF Stores (with respect to the Retail Store Business) and AFD (with respect to the Meat Processing business) are, and at all times since January 1, 2001, have been, in compliance with each Legal Requirement that is applicable to each of them or to the conduct or operation of the Retail Store Business or the Meat Processing Business, as appropriate, or the ownership or use of any of their respective assets;

                    (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time), to the Knowledge of the Seller Parties
     (A) would constitute or result in a violation by Sellers of, or a failure on the part of Sellers to comply with, any Legal Requirement applicable to the Retail Store Business or the Meat Processing Business, or (B) give rise to any obligation on the part of Sellers to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

                    (iii) Seller Parties have not received, at any time since January 1, 2001, any written notice or other written communication, or to the Knowledge of Seller Parties, any other notice or communication, from any Governmental Body or any other Person regarding (A) any actual, alleged or potential violation of, or failure to comply with, any Legal Requirement applicable to the Retail Store Business or the Meat Processing Business, or
     (B) any actual, alleged or potential obligation on the part of SF Stores (as it relates to the Retail Store Business) or AFD (as it relates to the Meat Processing Business) to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

               (b) Schedule 2.6(b) contains a complete and accurate list of each material Governmental Authorization that is held by each of the Sellers (with respect to the Retail Store Business or the Meat Processing Business) or that otherwise relates to the Retail Store Business or the Meat Processing Business, or to any of the assets owned or used by Sellers in connection with the Retail Store Business or the Meat Processing Business. Each material Governmental Authorization listed on Schedule 2.6(b) is valid and in full force and effect. Except as set forth on Schedule 2.6(b) and except for those violations or failures that would not have a Material Adverse Effect:

                    (i) each of SF Stores (with respect to the Retail Store Business) and AFD (with respect to the Meat Processing Business) is, and at all times since January 1, 2001, has been, in compliance in all material respects with all of the terms and requirements of each Governmental Authorization identified on Schedule 2.6(b);

                    (ii) no event has occurred or circumstance exists that would (with or without notice or lapse of time) (A) constitute or result in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed on Schedule 2.6(b), or (B) result in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorization listed or required to be listed on Schedule 2.6(b);

                    (iii) neither SF Stores (with respect to the Retail Store Business) nor AFD (with respect to the Meat Processing Business) has received, at any time since January 1, 2001, any written notice or other written communication, or to the Knowledge of the Seller Parties, any other notice or communication, from any Governmental Body or any other Person regarding (A) any actual, alleged or potential violation of or failure to comply with any term or requirement of any Governmental Authorization listed on Schedule 2.6(b), or (B) any actual, proposed or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to, any Governmental Authorization listed on Schedule 2.6(b); and

                    (iv) all applications legally required to have been filed for the renewal of the Governmental Authorizations listed on Schedule 2.6(b) have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

          The Governmental Authorizations listed on Schedule 2.6(b) collectively constitute all of the Governmental Authorizations necessary to permit SF Stores to lawfully conduct and operate the Retail Store Business and AFD to lawfully conduct and operate the Meat Processing Business in the manner each currently conducts and operates such business and to permit each of the Sellers (with respect to such business) to own and use their assets in the manner in which they currently own and use such assets.

          2.7 Absence of Certain Changes. Except as disclosed on Schedule 2.7, since December 30, 2002, each of SF Stores (with respect to the Retail Store Business) and AFD (with respect to the Meat Processing Business) has conducted its business only in the Ordinary Course of Business, and there has not been any Material Adverse Effect. Without limiting the generality of the foregoing, and except as otherwise disclosed on Schedule 2.7, since December 30, 2002, there has not been:

               (a) Any change in the authorized or issued shares of SF Stores or AFD, grant of any option or right to purchase shares or other equity interests of SF Stores or AFD, issuance of any security convertible into such shares or equity interests, grant of any registration rights, purchase, redemption, retirement or other acquisition by SF Stores or AFD of any such shares or equity interests, or declaration or payment of any distribution or payment in respect of such shares or equity interests;

               (b) Any amendment to the Organizational Documents of SF Stores or AFD;

               (c) Any damage, destruction, casualty or other similar occurrence or event (whether or not insured against) affecting the Assets, SF Stores (with respect to the Retail Store Business), or AFD (with respect to the Meat Processing Business) which either singly or in the aggregate materially adversely affects their respective assets, liabilities, earnings, business or operations;

               (d) Any mortgage or pledge of or encumbrance on any of the properties or assets of Sellers that are used in the operation of the Retail Store Business or the Meat Processing Business and located in the state of Florida;

               (e) Any incurrence or creating by SF Stores (with respect to the Retail Store Business) or AFD (with respect to the Meat Processing Business) of any liability, commitment, or obligation in excess of $25,000, except unsecured current liabilities incurred in the Ordinary Course of Business and Assumed Contracts entered into in the Ordinary Course of Business;

               (f) Any sale, lease, transfer, or other disposition of any assets that are used in the operation of the Retail Store Business or the Meat Processing Business and located in the state of Florida in excess of $25,000, except assets sold, leased, transferred or otherwise disposed of in the Ordinary Course of Business;

               (g) Any payment or increase in compensation (including, without limitation, bonuses, salaries, commissions, profit sharing, or pension) to any shareholder, officer, or director or (except in the Ordinary Course of Business) employee involved in the Retail Store Business or the Meat Processing Business or entry into any employment, severance, or similar Assumed Contract with any officer, director, or employee involved primarily in the Retail Store Business or the Meat Processing Business other than increases or changes in the Ordinary Course of Business;

               (h) Any material change from the past practice of SF Stores (with respect to the Retail Store Business) or AFD (with respect to the Meat Processing Business) regarding the incurrence and timing of payment of trade payables;

               (i) Any loan or advance by Sellers (with respect to the Retail Store Business or the Meat Processing Business) to, or guarantee by Sellers (with respect to the Retail Store Business or the Meat Processing Business) for the benefit of, any party with respect to the Retail Store Business or the Meat Processing Business other than sales to customers of the Retail Store Business or the Meat Processing Business on credit in the Ordinary Course of Business consistent with past custom and practices;

               (j) Any cancellation, waiver, or release by Sellers of any material debts, rights, or claims with respect to the Retail Store Business or the Meat Processing Business;

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

               (k) Any material modification, amendment, or termination of any Assumed Contract to which either of the Sellers is a party with respect to the Retail Store Business or the Meat Processing Business, other than expiration of Assumed Contracts in accordance with their terms;

               (l) Any loss or adverse modification of the relationship of Sellers (with respect to the Retail Store Business or the Meat Processing Business) with any material customer, supplier, or key employee of the Retail Store Business or the Meat Processing Business or receipt of notification to such effect;

               (m) Any material change from past practices in the application of accounting principles, methods, or practices (including, but without limitation, any change in depreciation or amortization policies or rates) utilized by Sellers with respect to the Retail Store Business or the Meat Processing Business;

               (n) Any capital expenditures or commitments therefor by Sellers with respect to the Retail Store Business or the Meat Processing Business in each case in excess of $25,000, other than capital expenditures or commitments therefor to replace obsolete or unrepairable equipment used in the Retail Store Business or the Meat Processing Business in the Ordinary Course of Business;

               (o) Any Encumbrance, other than Permitted Encumbrances, on any asset of Sellers (with respect to the Retail Store Business or the Meat Processing Business) that are used in the operation of the Retail Store Business or the Meat Processing Business and located in the state of Florida other than the items described on Schedule 2.7 (the "Permitted Exceptions");

               (p) Any entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement relating to the Retail Store Business or the Meat Processing Business, or (ii) any Assumed Contract or transaction involving a total remaining commitment to or by Sellers of at least $25,000 relating to the Retail Store Business or the Meat Processing Business other than in the Ordinary Course of Business; or

               (q) Any agreement, whether oral or written, by Sellers to do any of the foregoing.

          2.8 Personal Property. Schedule 2.8 contains (a) a list of all material leases (other than real property leases), pursuant to which either of the Sellers is either a lessor or lessee of tangible personal property that are used in the operation of the Retail Store Business or the Meat Processing Business and located in the state of Florida and (b) a list of all material tangible and intangible personal property that are owned or used by each of the Sellers in connection with the Retail Store Business or the Meat Processing Business and located in the state of Florida. Except as set forth on Schedule 2.8, SF Stores and AFD have title to, or a valid leasehold interest in, each of the items listed on Schedule 2.8 that it owns or leases, respectively, in each case free and clear of any Encumbrances, except for Permitted Encumbrances, and all items of tangible and intangible personal property listed on Schedule 2.8 are included within the Assets or are licensed to Buyers pursuant to the Software License and Support Agreement or the Tradename and Trademark License Agreements. Sellers own or lease all tangible or intangible personal property, rights, and assets necessary for the operation by Sellers of the Retail Store Business and the Meat Processing Business as now conducted. Except as set forth in Schedule 2.8, none of the personal property listed on Schedule 2.8 is held under any material lease, security agreement, conditional sales contract or other title retention or security arrangement or is located other than on the premises owned or used by Sellers in the state of Florida. The assets used in the conduct of the Retail Store Business or the Meat Processing Business are being sold in "as is" condition and, to the Knowledge of Seller Parties, such assets are not subject to any known defects or conditions that would require Buyers to expend a material amount of funds to repair other than routine maintenance.

          2.9 Inventory.

               (a) All items included in the inventory of Sellers (with respect to the Meat Processing Business and the Retail Store Business), whether or not reflected on the Orlando Balance Sheets or the SF Stores Balance Sheet, are (i) of good and standard quality and (ii) saleable in the Ordinary Course of Business. Sellers have provided for slow moving and obsolete inventory by establishing a reserve for the slow moving and obsolete inventory and a reserve for shrinkage. Such reserves, based on the Sellers' Knowledge, are considered adequate. Inventories reflected on the Orlando Balance Sheet and the SF Stores Balance Sheet have been priced at the lower of cost or net realizable value.

               (b) The aggregate amount of the reserves for slow-moving and obsolete inventory and shrinkage with respect to the Meat Processing Business, the Retail Store Business and the Foodservice Business (as such term is defined in the Share Purchase Agreement) is no less than Eight Hundred Thousand Dollars ($800,000) in the aggregate.

          2.10 Accounts Receivable. All of the Accounts Receivable (not including the Foodservice Business) reflected on the Orlando Balance Sheets and the SF Stores Balance Sheet represent valid obligations arising from sales actually made or services actually performed by Sellers, as applicable, in the Ordinary Course of Business. The allowance for doubtful accounts reflected on the Orlando Balance Sheet and the SF Stores Balance Sheet has been calculated on a consistent basis with past practice based on the Knowledge of Seller's management at those dates and are considered adequate. Schedule 2.10 contains a complete and accurate list of all Accounts Receivable (not including the Foodservice Business) as of the date of the Orlando Balance Sheets and the SF Stores Balance Sheet, which list sets forth the aging of such Accounts Receivable (not including the Foodservice Business).

          2.11 Contracts; No Defaults. Schedule 2.11(a) contains a complete and accurate list, and Sellers have delivered to Buyers true and complete copies (except for the Vendor Agreements as set forth on Annex 2 of the schedule attached hereto) of:

                    (i) each Assumed Contract that involves the performance of services or delivery of goods or materials to SF Stores (with respect to the Retail Store Business) and AFD (with respect to the Meat Processing Business) of an amount or value in excess of $25,000;

                    (ii) each Assumed Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of SF Stores (with respect to the Retail Store Business) and AFD (with respect to the Meat Processing Business) in excess of $25,000;

                    (iii) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Assumed Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property used in the operation of the Retail Store Business or the Meat Processing Business (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $25,000 and with terms of less than one year);

                    (iv) each licensing agreement or other Assumed Contract with respect to patents, trademarks, copyrights, or other intellectual property that are used in the operation of the Retail Store Business or the Meat Processing Business, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the nondisclosure of any of the Intellectual Property Rights;

                    (v) each collective bargaining agreement and other Assumed Contract to or with any labor union or other employee representative of a group of employees of the Retail Store Business or the Meat Processing Business.

                    (vi) each joint venture, partnership, investment or other agreement involving a sharing of profits, losses, costs, or liabilities by Sellers with any other Person relating to the Retail Store Business or the Meat Processing Business;

                    (vii) each Assumed Contract containing covenants that restrict the business activity of the Seller Parties (with respect to the Retail Store Business or the Meat Processing Business) or limits the freedom of the Seller Parties (with respect to the Retail Store Business or the Meat Processing Business) to engage in any line of business or to compete with any Person ;

                    (viii) each Assumed Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods;

                    (ix) each power of attorney that is currently outstanding;

                    (x) each Assumed Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by Sellers (as it relates to the Retail Store Business or the Meat Processing Business) to be responsible for consequential damages;

                    (xi) each Assumed Contract for capital expenditures or for the purchase of intangible assets in excess of $25,000;

                    (xii) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by Sellers with respect to the Retail Store Business or the Meat Processing Business other than in the Ordinary Course of Business; and

                    (xiii) each material amendment, supplement, and modification in respect of any of the foregoing.

               (b) Except as set forth in Schedule 2.11(b), no officer, director, agent, employee, consultant, or contractor of Seller Parties (with respect to the Meat Processing Business or the Retail Store Business) is bound by any Contract that limits the ability of such officer, director, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the Retail Store Business or the Meat Processing Business, or (B) assign to Sellers (with respect to the Meat Processing Business or the Retail Store Business) or to any other Person any rights to any invention, improvement, or discovery.

               (c) Except as set forth in Schedule 2.11(c), each Assumed Contract identified or required to be identified in Schedule 2.11(a) is in full force and effect and is valid and enforceable in accordance with its terms.

               (d) Except as set forth in Schedule 2.11(d):

                    (i) Sellers (with respect to the Meat Processing Business and the Retail Store Business) are, and at all times since January 1, 2001, have been, in compliance in all material respects with all applicable terms and requirements of each Assumed Contract relating to the Retail Store Business or the Meat Processing Business under which Sellers (with respect to the Meat Processing Business or the Retail Store Business) have or had any obligation or liability or by which Sellers (with respect to the Meat Processing Business or the Retail Store Business) or any of the assets owned or used by Sellers (with respect to the Meat Processing Business or the Retail Store Business) are or were bound;

                    (ii) to the Knowledge of Seller Parties, each other Person that has or had any obligation or liability under any Assumed Contract under which Sellers have or had any rights relating to the Retail Store Business or the Meat Processing Business is, and at all times since January 1, 2001, has been, in material compliance with all applicable terms and requirements of such Assumed Contract;

                    (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give Sellers (with respect to the Meat Processing Business and the Retail Store Business) or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Assumed Contract; and

                    (iv) Sellers (with respect to the Meat Processing Business and the Retail Store Business) have not given to or received from any other Person, at any time since January 1, 2001, any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach of, or default under, any Assumed Contract relating to the Retail Store Business or the Meat Processing Business.

               (e) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any material amounts paid or payable to Sellers under current or completed Assumed Contracts relating to the Retail Store Business or the Meat Processing Business with any Person and no such Person has made written demand for such renegotiation.

               (f) The Contracts relating to the sale, production, manufacture, or provision of products or services by Sellers with respect to the Retail Store Business and the Meat Processing Business have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

               (g) Except for the oral agreements referenced in Items 3 and 9 of
Section 2.11(a)(i) on Schedule 2.11(a), to the Knowledge of Seller Parties there are no material oral contracts with respect to the Meat Processing Business or the Retail Store Business.

          2.12 Guaranties. Except as set forth in Schedule 2.12, neither Seller Shareholder nor Sellers is a guarantor or otherwise liable for any material liability or obligation (including indebtedness) of any other Person.

          2.13 Employee Benefits.

               (a) The following terms have the meanings set forth below:

          "Company Other Benefit Obligation" means an Other Benefit Obligation owed, adopted, or followed by Sellers or an ERISA Affiliate of either of the Sellers to any employee of Sellers.

          "Company Plan" means all Plans of which Sellers or an ERISA Affiliate of either of the Sellers is or was a Plan Sponsor, or to which Sellers or an ERISA Affiliate of either of the Sellers otherwise contributes or has contributed for the benefit of any employee or former employee of Sellers, or in which Sellers or an ERISA Affiliate of either of the Sellers otherwise participates or has participated for the benefit of any employee or former employee of either of the Sellers, within the last 6 years prior to the date hereof. All references to Plans are to Company Plans unless the context requires otherwise.

          "Company VEBA" means a VEBA whose members include employees of either of the Sellers.

          "ERISA Affiliate" means, with respect to each of SF Stores and AFD, any other Person that, together with SF Stores or AFD, would be treated as a "single employer" within the meaning of Section 4001(b) of ERISA.

          "Multi-Employer Plan" has the meaning given in ERISA (S) 3(37)(A).

          "Other Benefit Obligations" means all obligations, arrangements, or customary practices, whether or not legally enforceable, to provide benefits, other than salary, as compensation for services rendered, to present or former directors, employees and agents of Sellers, other than such obligations, arrangements, and practices that are Plans. Other Benefit Obligations include consulting agreements under which the compensation paid does not depend upon the amount of service rendered, sabbatical policies, severance payment policies, and fringe benefits within the meaning of IRC (S) 132.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "Pension Plan" has the meaning given in ERISA (S) 3(2)(A).

          "Plan" has the meaning given in ERISA (S) 3(3).

          "Plan Sponsor" has the meaning given in ERISA (S) 3(16)(B).

          "Qualified Plan" means any Plan that meets or purports to meet the requirements of IRC (S) 401(a).

          "Title IV Plans" means all Pension Plans that are subject to Title IV of ERISA, 29 U.S.C. (S) 1301 et seq., other than Multi-Employer Plans.

          "VEBA" means a voluntary employees' beneficiary association under IRC
(S) 501(c)(9).

          "Welfare Plan" has the meaning given in ERISA (S) 3(1).

               (b) (i) Schedule 2.13(b)(i) contains a complete and accurate list of all Company Plans, Company Other Benefit Obligations.

                    (ii) Schedule 2.13(b)(ii) sets forth each Multi-Employer
Plan.

                    (iii) There are no Company VEBAs.

               (c) Sellers have delivered to Buyers, or will deliver to Buyers within ten (10) days of the date of this Agreement:

                    (i) all documents that set forth the terms of the Company Plans, or Company Other Benefit Obligations, and of any related trusts, including (A) all plan descriptions and summary plan descriptions of Company Plans for which Sellers is required to prepare, file, and distribute plan descriptions and summary plan descriptions, and (B) all summaries and descriptions furnished to participants and beneficiaries regarding Company Plans, and Company Other Benefit Obligations, for which a plan description or summary plan description is not required;

                    (ii) all personnel, payroll, and employment manuals and policies;

                    (iii) all collective bargaining agreements pursuant to which contributions have been made or obligations incurred (including both pension and welfare benefits) by Sellers and the ERISA Affiliates of either of the Sellers, and all collective bargaining agreements pursuant to which contributions are being made or obligations are owed by such entities;

                    (iv) a written description of any Company Plan or Company Other Benefit Obligation that is not otherwise in writing;

                    (v) all insurance policies purchased by or to provide benefits under any Company Plan;

                    (vi) all contracts with third party administrators, actuaries, investment managers, consultants, and other independent contractors that relate to the Company Plans or Company Other Benefit Obligation;

                    (vii) all reports submitted within the two (2) years preceding the date of this Agreement by third party administrators, actuaries, investment managers, consultants, or other independent contractors with respect to the Company Plans or Company Other Benefit Obligations;

                    (viii) the Form 5500 filed for each of the most recent two
     (2) plan years with respect to each Company Plan, including all schedules thereto and the opinions of independent accountants;

                    (ix) all notices that were given by the Seller Parties or any ERISA Affiliate of the Seller Parties or any Company Plans to the IRS, the PBGC, pursuant to statute, within the four (4) years preceding the date of this Agreement, that are not expressly mentioned elsewhere in this
     Section 2.14;

                    (x) all notices that were given by the IRS, the PBGC, or the Department of Labor to any of the Seller Parties, any ERISA Affiliate of any of the Seller Parties, or any Company Plan within the four (4) years preceding the date of this Agreement;

                    (xi) with respect to Qualified Plans, the most recent determination letter for each Plan of SF Stores or AFD that is a Qualified Plan; and

                    (xii) with respect to Title IV Plans, the Form PBGC-1 filed for each of the two (2) most recent years.

               (d) Except as set forth in Schedule 2.13(d):

                    (i) To the Knowledge of the Seller Parties, SF Stores and AFD have performed, in all material respects, all of their respective obligations under all Company Plans, and Company Other Benefit Obligations. SF Stores and AFD have made appropriate entries in its financial records and statements for all obligations and liabilities under such Plans, and Obligations that have accrued but are not due.

                    (ii) To the Knowledge of the Seller Parties, no written statement has been made by any of the Seller Parties to any Person with regard to any Plan or Other Benefit Obligation that was not in accordance with the Plan or Other Benefit Obligation and that could have a material adverse economic consequence to SF Stores, AFD, the Retail Store Business, the Meat Processing Business, or Buyers.

                    (iii) Each of SF Stores and AFD, with respect to all Company Plans, and Company Other Benefit Obligations, is, and each Company Plan, and Company Other Benefit Obligation is, in full material compliance with ERISA, the IRC, the privacy requirements of the Health Insurance Portability and Accountability Act of 1996, and other applicable Legal Requirements including the provisions of such Legal Requirements expressly mentioned in this Section 2.14, and with any applicable collective bargaining agreement.

                         (A) To the Knowledge of the Seller Parties, no transaction prohibited by ERISA(S)406 and no "prohibited transaction" under IRC(S) 4975(c) has occurred with respect to the Company Plan.

                         (B) None of the Seller Parties has any material liability to PBGC with respect to any Plan or has any liability under ERISA (S) 502 or (S) 4071.

                    (iv) Other than claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding involving, any Company Plan or Company Other Benefit Obligation is pending or, to the Knowledge of Seller Parties, is threatened.

                    (v) Each Company Plan intended to be a Qualified Plan has received a determination letter from the IRS or has applied for a determination letter from the IRS stating that it is so qualified. To the Knowledge of the Seller Parties, each Plan intended to be a Qualified Plan, in form and operation, is so qualified.

                    (vi) SF Stores and AFD and each ERISA Affiliate of SF Stores and AFD have met the minimum funding standard, and have made all contributions required, under ERISA (S) 302 and IRC (S) 402.

                    (vii) The Seller Parties have paid all amounts due to the PBGC pursuant to ERISA (S) 4007.

                    (viii) Neither SF Stores or AFD nor any ERISA Affiliate of SF Stores or AFD has withdrawn from any Title IV Plan in a manner that would that could be reasonably expected to subject any entity or any of the Seller Parties to liability under ERISA (S) 4062(e), (S) 4063 or (S) 4064.

                    (ix) None of the Seller Parties and no ERISA Affiliate of the Seller Parties has filed a notice to terminate any Plan, and none of the Seller Parties and no ERISA Affiliate of the Seller Parties has adopted any amendment to treat a Plan as terminated. The PBGC has not instituted proceedings to treat the Company Plan as terminated. No event has occurred or circumstance exists that would constitute grounds under ERISA (S) 4042 for the termination of, or the appointment of a trustee to administer, the Company Plan.

                    (x) No amendment has been made, or is reasonably expected to be made, to any Plan that has required or could require the provision of security under ERISA (S) 307 or IRC (S) 401(a)(29).

                    (xi) None of the Seller Parties has Knowledge of any facts or circumstances that would give rise to any liability of Seller Shareholder, SF Stores, AFD, or Buyers to the PBGC under Title IV of ERISA.

                    (xii) None of the Seller Parties and no ERISA Affiliate of any of the Seller Parties has ever established, maintained, or contributed to or otherwise participated in, or had an obligation to maintain, contribute to, or otherwise participate in, any Multi-Employer Plan.

                    (xiii) Except to the extent required under ERISA (S) 601 et seq. and IRC (S) 4980B, neither SF Stores nor AFD provides health or welfare benefits for any retired or former employee and neither SF Stores nor AFD is obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service.

                    (xiv) SF Stores and AFD each have the right to modify and terminate benefits to retirees (other than pensions) with respect to both retired and active employees.

                    (xv) No payment that is owed or becomes due to any director, officer, employee, or agent of SF Stores or AFD will be non-deductible to SF Stores or AFD or subject to tax under IRC (S) 280G or (S) 4999; nor will SF Stores or AFD be required to "gross up" or otherwise compensate any such person because of the imposition of any excise tax on a payment to such person.

                    (xvi) The consummation of the Contemplated Transactions will not result in the payment, vesting, or acceleration of any benefit.

          2.14 Employees.

               (a) Schedule 2.14 contains a complete and accurate list of the following information for each employee, officer or director of each of SF Stores (with respect to the Retail Store Business) and of AFD (with respect to the Meat Processing Business) who earned more than $75,000 in calendar year 2002, or is reasonably expected to earn more than $75,000 in calendar year 2003, including each employee on leave of absence or layoff status: name; job title; current compensation paid or payable and any change in compensation since December 30, 2002.

               (b) To the Knowledge of the Seller Parties, no employee, officer, or director of Sellers is a party to, or is otherwise bound by, any agreement or arrangement, including any confidentiality, noncompetition, or proprietary rights agreement, between such employee, officer, or director and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect (i) the performance of his or her duties as an employee, officer, or director of either of the Sellers, or (ii) the ability of SF Stores to conduct the Retail Store Business or AFD to conduct the Meat Processing Business, including any Proprietary Rights Agreement with either of the Sellers by any such employee or director. To the Knowledge of the Seller Parties, no director, officer, or other key employee of SF Stores or AFD involved in the Retail Store Business or the Meat Processing Business, respectively, intends to terminate his or her employment with SF Stores or AFD prior to the Closing Date.

               (c) Schedule 2.14 also contains a complete and accurate list of the following information for each retired employee, officer or director of SF Stores or AFD involved in the Retail Store Business or the Meat Processing Business, respectively, or their dependents receiving benefits or scheduled to receive benefits in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other benefits.

          2.15 Labor Relations; Compliance. Except as set forth in Schedule 2.15, neither SF Stores (with respect to the Retail Store Business) nor AFD (with respect to the Meat Processing Business) during the past three years has been, or presently is, a party to, any collective bargaining or other labor Contract. During the past three years there has not been, and presently there is no pending or existing, and to the Knowledge of the Seller Parties there is not threatened (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any material proceeding against or affecting SF Stores, AFD, the Retail Store Business, or the Meat Processing Business relating to the alleged violation of any Legal Requirements pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable Governmental Body, organizational activity, or other labor or employment dispute against or affecting SF Stores, AFD, the Retail Store Business, the Meat Processing Business, or their premises, or (c) any application for certification of a collective bargaining agent. To the Knowledge of the Seller Parties, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute. There is no lockout of any employees of the Retail Store Business or the Meat Processing Business by SF Stores or AFD, and no such action is contemplated by SF Stores or AFD. Each of SF Stores and AFD has complied in all material respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing. Neither SF Stores nor AFD is liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.

          2.16 Litigation.

               (a) Except as set forth on Schedule 2.16(a), there is no pending
Proceeding:

                    (i) that has been commenced by or against Sellers (as it relates to the Retail Store Business or the Meat Processing Business), or any of the assets owned or used by, Sellers in connection with the Retail Store Business or the Meat Processing Business; or

                    (ii) that challenges or that would reasonably be expected to prevent, delay or make illegal any of the Contemplated Transactions.

          To the Knowledge of the Seller Parties, (1) no such Proceeding has been threatened and (2) no event has occurred or circumstance exists that would give rise to or serve as a basis for the commencement of any such Proceeding. Sellers have made available to Buyers the attorneys representing Sellers in the Proceedings, and such attorneys have made available to Buyers summaries of all pleadings, correspondence, and other documents, as applicable, relating to each Proceeding listed on Schedule 2.16(a). The Proceedings listed on Schedule 2.16(a) would not, individually or in the aggregate, have a Material Adverse Effect.

               (b) Except as set forth on Schedule 2.16(b):

                    (i) there is no Order to which SF Stores or AFD or any of the assets that are used in the Retail Store Business or the Meat Processing Business and located in the state of Florida is subject;

                    (ii) Sellers are not subject to any Order that relates to the Retail Store Business or the Meat Processing Business or any of the assets owned or used by, Sellers (with respect to the Meat Processing Business or the Retail Store Business); and

                    (iii) no officer, director, agent, or employee of SF Stores or AFD is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any material conduct, activity, or practice relating to the Retail Store Business or the Meat Processing Business.

               (c) Except as set forth on Schedule 2.16(c):

                    (i) Each of the Sellers is, and at all times since January 1, 2000, has been, in material compliance with all of the terms and requirements of each Order relating to the Retail Store Business or the Meat Processing Business to which it, or any of the assets owned or used by it in the Retail Store Business or the Meat Processing Business, is or has been subject;

                    (ii) no event has occurred or circumstance exists that would constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which SF Stores or AFD, or any of the assets owned or used by SF Stores or AFD in the Retail Store Business or the Meat Processing Business, is subject; and

                    (iii) none of the Seller Parties (with respect to the Retail Store Business or the Meat Processing Business) has received, at any time since January 1, 2001, any written notice or other written communication, or to the Knowledge of the Seller Parties any oral communication, from any Governmental Body regarding any actual, alleged or potential violation of, or failure to comply with, any term or requirement of any Order to which SF Stores or AFD or any of the assets owned or used by SF Stores or AFD in the Retail Store Business or the Meat Processing Business, is or has been subject.

          2.17 Real Property. Schedule 2.17 contains a complete and accurate list of all real property, leaseholds, or other interests therein owned by SF Stores or AFD in connection with the Retail Store Business or the Meat Processing Business. Sellers have delivered to Buyers copies of the leases and other instruments (as recorded) by which Sellers acquired such real property interests, and copies of all title insurance policies, opinions, abstracts, and surveys in the possession or control of the Seller Parties and relating to such property or interests. SF Stores and AFD own the leasehold interests and all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) related thereto that they purport to lease and use in connection with the conduct of the Retail Store Business or the Meat Processing Business, respectively, and are located in the facilities owned or operated by SF Stores or AFD or reflected as leased in the books and records of SF Stores and AFD, including all of the properties and assets reflected in the Orlando Balance Sheets and the SF Stores Balance Sheet (except for assets held under capitalized leases disclosed or not required to be disclosed in Schedule 2.17 and personal property sold since the date of the Orlando Balance Sheets and the SF Stores Balance Sheet, as the case may be, in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by Sellers since the date of the Orlando Balance Sheets and the SF Stores Balance Sheet (except for personal property acquired and sold since the date of the Orlando Balance Sheets and the SF Stores Balance Sheet in the Ordinary Course of Business and consistent with past practice), which subsequently purchased or acquired properties and assets (other than inventory and short-term investments) are listed in Schedule 2.17. Except as set forth in the preliminary title reports for the properties leased by AFD (with respect to the Meat Processing Business) and SF Stores and previously delivered to Buyers, all material properties and assets reflected in the Orlando Balance Sheets and the SF Stores Balance Sheet are free and clear of all Encumbrances and are not, in the case of real property, subject to any rights of way, building or use restrictions, exceptions, variances, reservations, or limitations of any nature.

          2.18 Insurance.

               (a) Schedule 2.18(a) sets forth, by year, for the current policy year and each of the two (2) preceding policy years:

                    (i) a summary of the loss experience under each policy that provides coverage to AFD (with respect to the Meat Processing Business) and SF Stores.

               (b) Except as set forth in Schedule 2.18(b):

                    (i) the Seller Parties have paid all premiums due under each policy that provides coverage to AFD (with respect to the Meat Processing Business) and SF Stores.

               (c) AFD (with respect to the Meat Processing Business) and SF Stores do not have in effect a separate insurance policy.

               (d) Each of AFD (with respect to the Meat Processing Business) and SF Stores has been continuously covered since such time as the relevant assets relating to the Meat Processing Business and the Retail Store Business were acquired by Sellers by insurance in scope and amount customary and reasonable for the businesses in which they have engaged during such period. All such coverage is provided by reputable insurers.

               (e) All policies providing coverage to AFD (with respect to the Meat Processing Business) and SF Stores are in full force and effect and provide coverage on an "occurrence" basis.

          2.19 Environmental Matters. To the Knowledge of the Seller Parties or except as would not be reasonably likely to result in a Material Adverse Effect or except as set forth on Schedule 2.19:

               (a) Compliance with Environmental Laws. Each of the Sellers is in compliance with all applicable Environmental Laws, and is not in violation of or liable under, any applicable Environmental Law in connection with the operation of the Retail Store Business or the Meat Processing Business. Neither the Seller Parties nor any other Person for whose conduct they are or may be held responsible, received any notice of any violation or alleged violation of any material Environmental Laws in connection with the operation of the Retail Store Business or the Meat Processing Business, with the exception of notices of violation or alleged liability that have been fully resolved with no future obligations on the Retail Store Business or the Meat Processing Business or Sellers. Sellers possess all permits, licenses, certificates and registrations required of it under applicable Environmental Laws.

               (b) No Hazardous Substances. None of the Seller Parties has released any, and to the Knowledge of Seller Parties, no Hazardous Substances have been released in, under or upon any real property at any time owned, leased, used or operated by the Seller Parties in connection with the Retail Store Business or the Meat Processing Business except in compliance with all applicable Environmental Laws. There are no underground storage tanks under any real property now or heretofore owned, leased, used or operated by the Seller Parties in connection with the Retail Store Business or the Meat Processing Business.

               (c) No Actions or Proceedings. None of the Seller Parties is subject to, nor have they received any notice of, any private, administrative or judicial action, or notice of any intended private, administrative, or judicial action, relating to the presence or alleged presence of Hazardous Substances in, under or upon any real property, equipment or other personal property now or heretofore owned, leased, used or operated by the Seller Parties in connection with the Retail Store Business or the Meat Processing Business or any predecessor or any property, whether or not it was owned, leased, used or operated by the Seller Parties in connection with the Retail Store Business or the Meat Processing Business, which was used by the Seller Parties for the storage of inventory or production of finished goods or for the storage, treatment or disposal of any waste, product or by-product. There are no pending or threatened actions or proceedings or notices of potential actions or proceedings from any Governmental Body or any other entity against Sellers regarding any matter relating to applicable Environmental Law.

          2.20 Relationships with Related Persons. Except as set forth on
Schedule 2.20, none of the Seller Parties has a controlling ownership interest in, or any other right to control or direct the management or operation of, any material competitor, supplier or customer of the Retail Store Business or the Meat Processing Business or in any Person from whom or to whom Sellers lease any real or material personal property.

          2.21 Warranties. None of the Seller Parties (with respect to the Retail Store Business or the Meat Processing Business) makes any material express written warranties independent of, or in addition to, warranties made by suppliers or manufacturers of products sold or distributed in connection with the operation of the Retail Store Business or the Meat Processing Business. None of the Seller Parties has received any material warranty claims as they relate to the Retail Store Business or the Meat Processing Business.

          2.22 Change in Business Relationships. Except as set forth on Schedule 2.22, none of the Seller Parties (with respect to the Retail Store Business or the Meat Processing Business) has received any written notice or communication, or to the Knowledge of the Seller Parties, any other notice or communication, that (a) any material customer or supplier with a material business relationship with Sellers (with respect to the Retail Store Business or the Meat Processing Business) intends to discontinue or materially diminish or change its relationship with the Retail Store Business or the Meat Processing Business, or
(b) any management employee of the Retail Store Business or the Meat Processing Business intends to terminate his or her employment prior to the Closing Date.

          2.23 Brokers. None of the Seller Parties nor their Affiliates has employed or used the services of, or incurred any obligation or liability to, any broker, agent or finder in connection with the transactions contemplated by this Agreement.

          2.24 Solvency.

               (a) None of the Seller Parties is now insolvent nor will be rendered insolvent by any of the Contemplated Transactions. As used in this Section, "insolvent" means that the sum of the debts and other probable liabilities of such Seller Party exceeds the present fair saleable value of such Seller Party's assets.

               (b) Immediately after giving effect to the consummation of the Contemplated Transactions: (i) each of the Seller Parties will be able to pay its liabilities as they become due in the Ordinary Course of Business and (ii) none of the Seller Parties will have unreasonably small capital with which to conduct its business as presently conducted.

          2.25 True and Correct Information. No representation or warranty of the Seller Parties in this Agreement and no statement in the schedules hereto omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

          2.26 Ownership. Seller Shareholder is the record and beneficial owner and holder of and has the exclusive right to vote all of the issued and outstanding equity securities of SF Stores and AFD.

          2.27 Sufficiency of Assets. Except as set forth on Schedule 2.27, or as contemplated in the Transitional Services Agreement, the Software License and Support Agreement and the Tradename and Trademark License Agreements, following the Closing, the Assets transferred to Buyer Parties pursuant hereto will constitute all of the assets necessary or required to permit Buyer Parties to carry on the Retail Store Business and the Meat Processing Business after the Closing in substantially the same manner as presently conducted.

          2.28 Title. Except as set forth on Schedule 2.8 and Schedule 2.17 and the preliminary title reports referred to in Section 2.17, the Seller Parties have good and valid title to, or enforceable leasehold interests in or valid rights under license or otherwise to use the Assets, in each case free and clear of any Encumbrances, other than Permitted Encumbrances. Upon consummation of the Contemplated Transactions, Buyer Parties will have acquired good and valid title to, or enforceable leasehold interests in or valid rights under to use the Assets, free and clear of any Encumbrances, other than Permitted Encumbrances.

          2.29 Taxes. Sellers have filed all state, local and foreign Tax Returns relating to the Retail Store Business and the Meat Processing Business required to be filed by them, (ii) all such Tax Returns are true and correct in all material respects and all Taxes reflected as due thereon have been paid in full, and (iii) there are no liens for Taxes upon the Assets, except for liens for current Taxes not yet due and payable.

          2.30 Intellectual Property.

               (a) Schedule 2.30 attached hereto constitutes a complete and accurate list and summary description of all registered trademarks and tradenames that are owned by AFD (with respect to the Meat Processing Business) or SF Stores (with respect to the Retail Store Business) and presently used in the operation of the Meat Process Business or the Retail Store Business all of which are included in the Assets, or are licensed to Buyers pursuant to the Software License and Support Agreement or the Tradename and Trademark License

Agreements.

               (b) Sellers do not own or use any patents, patent applications, or inventions or discoveries that may be patentable in connection with the Meat Processing Business or the Retail Store Business in the state of Florida.

               (c) Sellers do not own or use any rights in mask works in connection with the operation of the Meat Processing Business or the Retail Store Business in the state of Florida.

               (d) Sellers do not own or use any registered copyrights in connection with the Meat Processing Business or the Retail Store Business in the state of Florida.

               (e) Sellers have taken reasonable precautions to protect the secrecy, confidentiality and value of any trade secrets which Sellers (with respect to the Meat Processing Business or the Retail Store Business) may own, and Sellers (with respect to the Meat Processing Business and the Retail Store Business) own such trade secrets and have the valid right to use same. All such trade secrets are included within the Assets. To the Knowledge of Sellers, the trade secrets are not part of the public knowledge or literature and have not been used, divulged or appropriated either for the benefit of any person (other than Sellers) or to the detriment of Sellers. To the Knowledge of Sellers, no material trade secret is subject to any adverse claim or has been challenged or threatened in any way. For purposes of this Agreement, trade secrets are defined as all know-how, trade secrets, confidential information, customer lists, technical information, data, operational processes, plans, drawings, and blueprints used in the conduct of the Meat Processing Business or the Retail Store Business and located in the state of Florida.

               (f) Other than pursuant to the Tradename and Trademark License Agreement to be entered into between the appropriate Seller Parties and the appropriate Buyer Parties, Sellers (with respect to the Meat Processing Business or the Retail Store Business) are not a party to any contract or arrangement whereby royalties are paid or received by Sellers with respect to trademarks, tradenames, copyrights, rights in mask works, patents, or trade secrets.

               (g) None of the current employees of Sellers (with respect to the Meat Processing Business or the Retail Store Business) that are involved in the Meat Processing Business or the Retail Store Business in the state of Florida have executed written contracts with Sellers that assign to Sellers any and all rights to any inventions, improvements, discoveries or information relating to the Meat Processing Business or the Retail Store Business in the state of Florida. To the Knowledge of Sellers, no employee of Sellers (with respect to the Meat Processing Business or the Retail Store Business) in the state of Florida has entered into any contract that restricts or limits in any material way the scope or type of work in which the employee may be engaged, or requires the employee to transfer, assign or disclose information concerning his or her work to anyone other than Sellers.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES

          The Buyer Parties represent and warrant to the Seller Parties as follows:

          3.1 Organization and Good Standing. Buyer Member is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. GFS Orlando and GFS Stores are each limited liability companies duly organized, validly existing, and in good standing under the laws of the State of Delaware.

          3.2 Authority; No Violation. Each of the Buyer Parties has the requisite right, power and authority to execute, deliver, and perform its obligations under this Agreement and the other agreements contemplated by this Agreement to which such Buyer Party is a party ("Buyers' Other Agreements"). Upon the execution and delivery by the Buyer Parties of this Agreement and Buyers' Other Agreements, this Agreement and Buyers' Other Agreements will constitute the legal, valid, and binding obligations of those Buyer Parties that executed such agreements, enforceable against the Buyer Party that executed such agreement in accordance with their respective terms. Neither the execution, delivery, and performance by the Buyer Parties of this Agreement and the Buyers' Other Agreements, nor the consummation of the Contemplated Transactions will (a) violate any of the Organizational Documents of any of the Buyer Parties, (b) violate, conflict with, result in any breach of, constitute a default under, result in the termination or acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any Contract, license, or permit to which any of the Buyer Parties is a party or by which any is bound, (c) require any authorization, consent, approval, exemption or other action by or notice to any court, other Governmental Body, or other person or entity under, the provisions of any Legal Requirement or any Contract or permit to which any of the Buyer Parties is subject, bound, or affected, or
(d) violate or require any consent or notice under any Legal Requirement or other restriction of any Governmental Body to which any of the Buyer Parties is subject, bound, or affected.

          3.3 Certain Proceedings. There is no pending Proceeding that has been commenced against any of the Buyer Parties and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, this Agreement or Buyers' Other Agreements. To the Knowledge of the Buyer Parties, no such Proceeding has been threatened.

          3.4 Brokers or Finders. Neither the Buyer Parties nor their respective officers or agents have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold the Seller Parties harmless from any such payment alleged to be due by or through Buyers as a result of the action of the Buyer Parties or their respective officers or agents.

          3.5 Sufficiency of Funds. Buyer Parties have and at Closing will have sufficient funds for the payment of the Purchase Price.

          3.6 Registration in State of Florida. GFS Orlando and GFS Stores are each duly registered and qualified to do business in the state of Florida.

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          3.7 Knowledge of Claims. To the actual knowledge of Buyer Parties there is no claim that could be brought against Seller Parties as a result of any of the Seller Parties' breach of any representation or warranty, or as a result of any of the Seller Parties' failure to comply with any covenant or agreement contained in this Agreement.

                                   ARTICLE IV

                COVENANTS OF SELLER PARTIES PRIOR TO CLOSING DATE

          4.1 Access and Investigation. Between the date of this Agreement and the earlier of the Closing Date and the termination of this Agreement pursuant to Article IX, upon receipt of reasonable notice, each of the Seller Parties will, and will cause their respective Representatives to, (a) afford the Buyer Parties and their Representatives and prospective lenders and their Representatives (collectively, "Buyers' Advisors") reasonable access to their personnel, properties, contracts, customers, books and records, and other documents and data relating to the Retail Store Business and the Meat Processing Business, (b) furnish the Buyer Parties and Buyers' Advisors with copies of all such contracts, books and records, and other existing documents and data as the Buyer Parties may reasonably request, and (c) furnish the Buyer Parties and Buyers' Advisors with such additional financial, operating, and other data and information as the Buyer Parties may reasonably request.

          4.2 Operation of the Retail Store Business and the Meat Processing Business. Between the date of this Agreement and the Closing Date, the Seller Parties will, and Seller Shareholder will cause each of the Sellers to:

               (a) conduct the Retail Store Business and the Meat Processing Business only in the Ordinary Course of Business;

               (b) use commercially reasonable efforts to preserve intact the current business organization of Sellers (with respect to the Retail Store Business and the Meat Processing Business) and the Retail Store Business and the Meat Processing Business (except as necessary to accommodate the transactions contemplated hereby), keep available the services of the current officers, key employees, and agents of Sellers that are involved in the Retail Store Business or the Meat Processing Business, and maintain the relations and goodwill with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with Sellers with respect to the Retail Store Business or the Meat Processing Business;

               (c) confer with the Buyer Parties concerning operational matters of a material nature; and

               (d) otherwise discuss periodically with the Buyer Parties the status of the business, operations, and finances of Sellers with respect to the Retail Store Business and the Meat Processing Business.

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

          4.3 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, the Seller Parties will not, and Seller Shareholder will cause Sellers not to, without the prior written consent of the Buyer Parties, take any affirmative action or fail to take any reasonable action within their or its control as a result of which any of the changes or events listed in Section 2.7 is likely to occur, including, but not limited to, incurring on behalf of Sellers any long-term indebtedness or engaging in any transaction that would be required to be recorded as a long-term liability on a balance sheet of Sellers prepared in accordance with GAAP, that would be included within the Assumed Liabilities.

          4.4 Required Approvals. As promptly as practicable after the date of this Agreement, the Seller Parties will, and Seller Shareholder will cause Sellers to, make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, the Seller Parties will, and Seller Shareholder will cause Sellers to, cooperate with the Buyer Parties with respect to all filings that any of the Buyer Parties is required by Legal Requirements to make in connection with the Contemplated Transactions.

          4.5 Notification. Between the date of this Agreement and the Closing Date, the Seller Parties will promptly notify the Buyer Parties in writing if any of the Seller Parties becomes aware of any fact or condition that causes or constitutes a breach of any of the Seller Parties' representations and warranties as of the date of this Agreement. During the same period, the Seller Parties will promptly notify the Buyer Parties of the occurrence of any breach of any covenant of any of the Seller Parties in this Article IV or of the occurrence of any event that would reasonably be expected to make the satisfaction of the conditions in Article VIII impossible or unlikely.

          4.6 Payment of Indebtedness by Related Persons. Except as provided in this Agreement or as set forth on Schedule 4.6, Seller Shareholder will cause all indebtedness owed to Sellers (with respect to the Retail Store Business or the Meat Processing Business) by Seller Shareholder or any Related Person to Seller Shareholder to be paid in full prior to Closing.

          4.7 No Negotiation. Until such time, if any, as this Agreement is terminated pursuant to Article IX, the Seller Parties will not, and Seller Shareholder will cause each of the Sellers and each of their Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than the Buyer Parties) relating to any transaction involving the sale of the Retail Store Business or the Meat Processing Business or the Assets (other than in the Ordinary Course of Business), or any of the capital stock of the Sellers or any merger, consolidation, business combination, or similar transaction involving the Sellers.

          4.8 Commercially Reasonable Efforts. Between the date of this Agreement and the Closing Date, the Seller Parties will use their commercially reasonable efforts to cause the conditions in Article VIII to be satisfied.

          4.9 Employees.

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

               (a) Termination of Sellers' Employees. Before the Closing, Sellers shall give notice to all of their employees that are involved in the Retail Store Business or the Meat Processing Business that their employment with Sellers will terminate effective upon completion of the Closing.

               (b) Offers of Employment. Buyers have no obligation to hire or offer employment to any of Sellers' employees. However, Buyers are free, without obligation, to interview, seek employment applications from, and employ any of Sellers' employees that are involved in the Retail Store Business or the Meat Processing Business, and Sellers agree to assist Buyers in all reasonable respects in connection with Buyers' efforts to hire any of Sellers' employees that are involved in the Retail Store Business or the Meat Processing Business as designated by Buyers.

               (c) Seller Employee Benefit Plans or Other Obligations. With respect to any employee of Sellers hired by Buyers, Buyers shall not assume, honor, or be obligated to perform, and the Seller Parties shall remain solely responsible for, jointly and severally, any duties, responsibilities, commitments, or obligations of Sellers with respect to any qualified or non-qualified employee benefit plan presently maintained by Sellers or for the benefit of Sellers' employees or any other contract or commitment concerning any of Sellers' employees, except contracts or commitments specifically included in the Assumed Liabilities. The terms and conditions of employment, if any, offered by Buyers to any employee of Sellers shall be determined by Buyers in Buyers' sole discretion.

               (d) Employee Benefits. Buyer shall take all necessary actions to provide that all Persons employed by the Sellers and involved in the Retail Stores Business or the Meat Processing Business on the Closing Date who are employed by the Buyer following the Closing Date ("Transferred Employees") shall, through December 31, 2003, be allowed to participate without an increase in cost to such employees, in either the employee welfare benefit plans or arrangements in which such employees participated immediately prior to the Closing Date or in substantially similar employee benefit plans or arrangements. Buyers shall take all necessary actions to provide that, with respect to any welfare benefits provided to Transferred Employees on or after the Closing Date,
(i) service accrued by Transferred Employees during employment with Company or its Affiliates prior to the Closing Date shall be recognized, to the extent such service was recognized under comparable Company Plans, for purposes of (A) eligibility for benefits and (B) application of any and all pre-existing condition limitations, and (ii) Transferred Employees shall be given credit for amounts paid under a Company Plan during the applicable period for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the employee welfare plans in which any Transferred Employee becomes entitled to participate, provided, however, that nothing in this Section 4.9(d) shall require the payment of duplicative benefits. Further, nothing in this Section 4.9(d) whether express or implied, shall confer upon any Person who is not a party to this Agreement, including any Transferred Employee, any right to employment or recall, any right to continued employment, any right to compensation or benefits, or any other right of any kind or nature whatsoever.

               (e) Treatment of 401(k) Accounts. As soon as practicable following the first closing of the plan year of the Buyer 401(k) Plan (as defined below) after the Closing Date,

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

Seller Shareholder shall cause the trustee of the Smart & Final Inc. 401(k) Plan ("SFI 401(k) Plan") to transfer (in accordance with the requirements of Section 414(l) of the IRC), in cash (or, with respect to SFI 401(k) Plan loan promissory notes, in kind), the account balances (including outstanding loan balances) under the SFI 401(k) Plan (the "Transferred Account Balances") of each Transferred Employee who is a participant in the SFI 401(k) Plan to the trustee of a defined contribution plan (the "Buyer 401(k) Plan") and trust maintained by any one or more of the Buyer Parties on or after the Closing Date (such plan and trust to be established or designated by Buyer Parties) which are intended to be qualified under Sections 401(a) and 501(a) of the IRC, respectively. Upon the making of such transfer (the "Transfer") and the receipt by the trustee of the Buyer 401(k) Plan of the Transferred Account Balances, the Buyer 401(k) Plan shall automatically assume all liabilities for accrued benefits under the SFI 401(k) Plan in respect of such Transferred Employees, and the SFI 401(k) Plan shall be relieved of all such liabilities. Effective as of the Transfer, Buyer Parties shall indemnify and hold harmless the SFI 401(k) Plan, the trustees thereof, Sellers, their officers, directors, employees and agents and Affiliates, from and against any and all liabilities arising out of or related to the participation of such Transferred Employees in the SFI 401(k) Plan and the transfer of assets described herein. The parties shall cooperate in the taking of any action and the filing of any documents that may be required in connection with the transfer of assets and liabilities described herein. Following the Closing Date, but prior to the Transfer, Buyer shall permit Transferred Employees to participate in the Buyer 401(k) Plan. Following the Closing Date, but prior to the Transfer, Buyer shall also make payroll withholdings during each pay period with respect to the outstanding loans of any Transferred Employee under the SFI 401(k) Plan and shall and forward such amounts to the trustee of the SFI 401(k) Plan as soon as practicable following each such withholding.

               (f) COBRA Coverage. Notwithstanding anything to the contrary in this Agreement, Seller Parties or their Affiliates shall provide group health plan continuation coverage pursuant to Section 4980B of the Code and Sections 601 through 609 of ERISA (together with the regulations promulgated thereunder "COBRA") with respect to any COBRA Eligible Individual (as defined below) during such individual's COBRA Coverage Period (as defined below). For purposes of this
Section 4.9(f), a "COBRA Eligible Individual" is (i) an individual who (A) was an employee of the Seller Parties and involved in the Meat Processing Business or Retail Store Business prior to the Closing Date and who had or has a "qualifying event" (within the meaning of Section 4980B(f)(3) of the Code) with respect to the Seller Parties before the Closing Date or as a result of his or her termination pursuant to Section 4.9 of this Agreement and (B) has elected or is eligible to elect continuation coverage from the Seller Parties or their Affiliates with respect to such qualifying event, and (ii) each individual (such as a dependent) who is a qualified beneficiary with respect to individuals described in clause (i). The "COBRA Coverage Period" with respect to each COBRA Eligible Individual shall be the period during which continuation coverage would be required to be provided to such individual under COBRA.

          4.10 Clearance Certificates. On or prior to the Closing Date, the Seller Parties will provide Buyers, with all clearance certificates or similar documents that may be required by any state, local or other taxing authority in order to relieve Buyers of any obligation to withhold or escrow any portion of the Purchase Price.

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

          4.11 Seller Parties' Environmental Investigation. Nothing in this Agreement shall be interpreted to prohibit Seller Parties' from undertaking their own environmental investigation, including environmental testing, of the Real Property, prior to the Closing Date.

                                   ARTICLE V

         COVENANTS OF THE BUYER PARTIES AND THE SELLER PARTIES PRIOR TO
                                  CLOSING DATE

          5.1 Approvals of Governmental Bodies. As promptly as practicable after the date of this Agreement, each Buyer will, and will cause each of its Related Persons to, make all filings required by Legal Requirements to be made by it or them to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, each Buyer will, and will cause each Related Person to, (a) cooperate with the Seller Parties with respect to all filings that the Seller Parties are required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with the Seller Parties in obtaining all consents identified in Schedule 2.2; provided, however, that this Agreement will not require the Buyer Parties to dispose of or make any change in any portion of its business or to incur any other material burden to obtain a Governmental Authorization.

          5.2 Commercially Reasonable Efforts. Except as set forth in the proviso to Section 5.1, between the date of this Agreement and the Closing Date, the Buyer Parties will use their commercially reasonable efforts to cause the conditions in Article VII to be satisfied.

          5.3 Cooperation. Each of the Seller Parties and Buyer Parties shall cooperate, and use their reasonable commercial efforts, to make all filings and obtain all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and other third parties necessary to consummate the Contemplated Transactions. In addition to the foregoing, the Buyer Parties agree to provide such assurances as to financial capability, resources and creditworthiness as may be reasonably requested by any third party whose consent or approval is sought hereunder. Notwithstanding the foregoing, nothing herein shall obligate or be construed to obligate (A) the Seller Parties or the Buyer Parties to make any payment to any third party in order to obtain the consent or approval of such third party or to transfer any contract, license or permit in violation of its terms or (B) the Buyer Parties to provide any financial information that is not publicly available. The Sellers shall use commercially reasonable efforts to obtain such third party consents as Buyers may reasonably deem necessary in connection with the transfer of the Assumed Contracts, it being understood that (i) nothing in this Section 5.3 is intended to be a covenant that the Seller Parties shall in fact obtain on the Buyer Parties' behalf any such consents, (ii) obtaining such consents shall not be a condition to Closing (except as provided in Section 8.3) and (iii) Seller Parties' failure to obtain such consents as a result of Buyer Parties' failure or inability to provide financial information pursuant to the exemption provided in the prior sentence shall not be regarded as a breach by Seller Parties of its obligations to obtain such consents pursuant to this Agreement. The Buyer Parties shall cooperate and use commercially reasonable efforts to assist the Seller Parties in obtaining such consents.

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

          5.4 Synthetic Lease Agreement. Between the date of this Agreement and the Closing Date, the Seller Parties shall perform, at their sole cost and expense, all of the "Lessee's" (as such term is defined in the Synthetic Lease Agreement) obligations under the Synthetic Lease Provisions and the Participation Agreement Provisions, but only to the extent that such obligations relate to the Fort Lauderdale Store.

                                   ARTICLE VI

                       POST-CLOSING COVENANTS OF THE BUYER
                         PARTIES AND THE SELLER PARTIES

          The Buyer Parties and the Seller Parties agree as follows with respect to the period following the Closing:

          6.1 General. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefore under Article X below). Sellers acknowledge and agree that from and after the Closing the Buyers will be entitled to possession of all documents, books, records, agreements, and financial data relating to the Retail Store Business and the Meat Processing Business; provided, however, that notwithstanding anything to the contrary contained herein, Buyers shall not be entitled to possession of any of Sellers' Tax records.

          6.2 Litigation Support. In the event and for so long as any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(a) any transaction contemplated under this Agreement or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Retail Store Business and the Meat Processing Business, each of the other parties will reasonably cooperate with such party and its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefore under Article X below).

          6.3 Transition. The Seller Parties will not take any action that is designed or intended, or may reasonably be expected to discourage any lessor, licensor, customer, supplier, employee, or other business associate of Sellers with respect to the Retail Store Business or the Meat Processing Business from maintaining substantially the same business relationships with Buyers with respect to the Retail Store Business and the Meat Processing Business after the Closing as it maintained with Sellers (with respect to the Retail Store Business and the Meat Processing Business) prior to the Closing. The Seller Parties will use commercially reasonable efforts to refer all customer inquiries relating to the Retail Store Business and the Meat Processing Business to Buyers from and after the Closing.

          6.4 Delivery of Property Received After Closing. After the Closing, the Seller Parties shall promptly transfer to Buyers, from time to time, any property received by the Seller Parties that is used in the operation of the Retail Store Business or the Meat Processing Business and any cash related thereto, including, but not limited to, collections on accounts receivable that are included in the Assets.

          6.5 Real Property Consents. Seller Parties shall cooperate with Buyers and shall use their commercially reasonable efforts to obtain all consents, permits, approvals and authorizations necessary to transfer the leases set forth on Schedule 6.5 to Buyers as soon as is commercially practicable.

          6.6 Insurance Matters.

               (a) Seller Parties shall remit to Buyers any monies received by Seller Parties under its insurance policies (net of deductibles) as a result of any claims relating to AFD (with respect to the Meat Processing Business) or SF Stores that arise out of events that occur on or prior to the Closing Date. Seller Parties shall use their commercially reasonable efforts to file all claims relating to AFD (with respect to the Meat Processing Business) or SF Stores (with respect to the Retail Store Business) that arise out of events that occur on or prior to the Closing Date. Seller Parties shall directly pay to Buyers any deductibles related to any such claims.

               (b) Seller Parties shall pay to Buyers any amounts that Buyers are required to pay with respect to workers' compensation claims arising out of events that occur on or prior to the Closing Date to the extent that such claims exceed in the aggregate the reserve for such claims reflected as a current liability on the Final Closing Financial Statement, which reserve shall not be less than Ninety Six Thousand Dollars ($96,000).

               (c) After the Closing Date, Buyers shall maintain and provide insurance policies for the Retail Store Business and the Meat Processing Business (including, property, general liability and workers compensation) that provide coverages that are comparable to those provided to AFD (with respect to the Meat Processing Business) and SF Stores prior to the Closing Date.

               (d) Buyers shall be responsible for all claims that arise from events that occur after the Closing Date.

               (e) Seller Parties and Buyers shall cooperate with one another and use their commercially reasonable efforts to assist each other in the administration of any claim that is the responsibility of the other party under this Section 6.6.

          6.7 Assistance and Cooperation. After the Closing Date, each Seller Party and each Buyer Party shall (and shall cause their respective Affiliates to):

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

               (a) timely sign and deliver such certificates or forms as may be necessary or appropriate to establish an exemption from or otherwise reduce (if entitled), or to file Tax Returns or other reports, with respect to Transfer Taxes;

               (b) reasonably cooperate in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns relating to the Retail Store Business and the Meat Processing Business; and

               (c) make available to the other party as reasonably requested all information relating to Taxes or Tax Returns of or relating to the Retail Store Business and the Meat Processing Business.

          Notwithstanding the foregoing or any other provision in this Agreement to the contrary, no Buyer Party or any Affiliate thereof shall have the right to receive or obtain any information relating to Taxes of the Seller Parties, any of their Affiliates, or any of their predecessors other than information relating to the Assets or necessary to file any Tax Returns for any period that includes the Closing Date.

          6.8 Assumed Contracts Consents. With respect to any Assumed Contract for which any required consent or approval is not obtained prior to the Closing, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof or a default thereunder, and the Seller Parties and Buyer Parties shall each use commercially reasonable efforts to obtain any such consent or approval after the Closing until such consent or approval has been obtained (but Buyer Parties shall have no obligation to provide financial information except to the extent provided by Section 5.3) and Seller Parties shall use their commercially reasonable efforts to provide the Buyer Parties with the same benefits arising under such Assumed Contract, including performance by the appropriate Seller Parties (or the Buyer Parties, if applicable) as agent, if legally feasible; provided that the Buyer Parties (or Seller Parties, if applicable) shall provide Seller Parties (or Buyer Parties, if applicable) with such access to the premises, books and records (other than financial records of the Buyer Parties) and personnel as is reasonably necessary to enable Seller Parties (or Buyer Parties, if applicable) to perform its obligations under such Assumed Contract and Buyer Parties shall pay or satisfy the corresponding liabilities for the enjoyment of such benefits to the extent Buyer Parties would have been responsible therefor if such consent or approval had been obtained.

          6.9 Environmental Testing.

               (a) Subject to the conditions set forth herein, Sellers Parties have the right to conduct environmental testing, at their own expense, at any of the Real Property by providing written notice to the Buyer Parties within ninety
(90) days after the Closing Date. The Buyer Parties agree to provide access to said Real Property to Seller Parties and Seller Parties' consultants and contractors, and to reasonably cooperate with Seller Parties and Seller Parties' consultants, with respect to said environmental testing, including, but not limited, providing all relevant information to Seller Parties and their consultants and contractors relating to any potential obstructions that may interfere with environmental testing or cause property damage or personal injury.

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

               (b) If Seller Parties determine that they desire to conduct environmental testing as set forth above, Seller Parties shall provide written notice to Buyer Parties at least five business days prior to the date Seller Parties desire to conduct such environmental testing. Seller Parties' written notice shall include a copy of the proposed sampling plan with respect to each property at which they proposed to conduct testing. The sampling plan shall include, at a minimum, a reasonable approximation of where samples will be collected; the environmental media to be sampled; and the analyses which Seller Parties proposed to perform on said samples.

               (c) Prior to being allowed access to the Real Property, Seller Parties' consultants or contractors shall provide to Buyer Parties copies of insurance certificates demonstrating that said consultants or contractors have appropriate insurance (in amounts consistent with customary industry standards) to insure against property damage or personal injury claims that may result from the performance of the environmental testing.

               (d) Seller Parties agree that they shall be responsible for ensuring that after the completion of environmental testing, their consultants or contractors shall restore the Real Property to its prior condition, including, but not limited to, taking all steps required to properly abandon any monitoring wells that have been installed in connection with the environmental testing.

               (e) Seller Parties agree that they shall promptly provide Buyer Parties with copies of any sampling results and related reports with respect to the environmental testing conducted pursuant to this provision. Seller Parties also agree that if, as a result of the environmental testing, reporting to a Governmental Authority is required, Seller Parties shall notify Buyer Parties prior to reporting its findings to said Governmental Authority.

               (f) Buyer Parties may accompany and monitor the environmental testing performed by Seller Parties pursuant to this Section 6.9, including, without limitation, retaining, at its own expense, its own consultants, attorneys or other professionals to monitor said environmental testing. In addition, Seller Parties agree that they will allow Buyer Parties to collect split samples at Buyer Parties' request if it is reasonably practicable given the amount of sample collected in any particular instance.

                                  ARTICLE VII

                   CONDITIONS PRECEDENT TO THE SELLER PARTIES'
                               OBLIGATION TO CLOSE

          Sellers' obligation to sell the Assets and to take the other actions required to be taken by the Seller Parties at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Sellers, in whole or in part):

          7.1 Accuracy of Representations. The representations and warranties of the Buyer Parties contained herein shall be true and correct at the date hereof and as of the Closing Date, except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of such date, and except for such failures to be true and correct which, in each case or in the aggregate would not have a material adverse effect on the ability of the Buyer Parties to consummate the Contemplated Transactions.

          7.2 Performance. The Buyer Parties shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants required by this Agreement to be performed or complied with by the Buyer Parties prior to or at the Closing.

          7.3 Additional Documents. Each of the following documents shall have been delivered to the Sellers:

               (a) Each document required to be delivered pursuant to Section 1.7(b); and

               (b) evidence, satisfactory to the Seller Parties in their reasonable discretion, that each of the Buyer Parties is in good standing in its state of organization and that each of the Buyer Parties has the requisite authority to enter into this Agreement and to consummate the transactions contemplated thereby.

          7.4 No Injunction. There is not in effect any Legal Requirement or any injunction or other Order that prohibits the sale of the Assets by Sellers to Buyers.

          7.5 Closing of Share Purchase Transaction. The closing of the transactions contemplated in the Share Purchase Agreement shall have occurred simultaneously with the Closing.

          7.6 Consents. Each of the material Consents identified in Schedule 8.3 shall have been obtained.

                                  ARTICLE VIII

                        CONDITIONS PRECEDENT TO THE BUYER
                          PARTIES' OBLIGATION TO CLOSE

          Buyers' obligation to purchase the Assets and to take the other actions required to be taken by Buyers at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyers, in whole or in part):

          8.1 Accuracy of Representations. The representations and warranties of the Seller Parties contained herein shall be true and correct at the date hereof and as of the Closing Date, except to the extent that such representations and warranties are made as of a specified date, in which case such representations and warranties shall be true and correct as of such date, and except for such failures to be true and correct which, in each case or in the aggregate would not have a Material Adverse Effect.

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

          8.2 Performance. The Seller Parties shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants required by this Agreement to be performed or complied with by the Seller Parties prior to or at the Closing.

          8.3 Consents. Each of the material Consents identified in Schedule 8.3 shall have been obtained.


          8.4 Additional Documents. Each of the following documents shall have been delivered to Buyers:


               Each document required to be delivered pursuant to Section 1.7(a)(i), 1.7(a)(ii), 1.7(a)(iv), 1.7(a)(v), 1.7(a)(vi), 1.7(a)(vii), 1.7
(a)(viii), 1.7(a)(ix), 1.7(a)(x), 1.7(a)(xi), 1.7(a)(xii),1.7(a)(xiii), 1.7
(a)(xiv), 1.7(a)(xvi), 1.7(a)(xvii) and 1.7(a)(xviii).

          8.5 No Injunction. There is not in effect any Legal Requirement or any injunction or other Order that prohibits the sale of the Assets by Sellers to Buyers.

          8.6 No Proceedings. Since the date of this Agreement, there shall not have been commenced against either Buyers or Sellers any Proceeding involving any challenge to or seeking damages or other relief in connection with any of the Contemplated Transactions that would have a Material Adverse Effect.

          8.7 No Claim Regarding Assets or Sale Proceeds. There shall not have been made by any Person any claim, which would have a Material Adverse Effect, asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any of the Assets, or
(b) is entitled to all or any portion of the Purchase Price payable for the Assets.

          8.8 No Prohibition. Neither the consummation nor the performance of any of the Contemplated Transactions shall, (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, (a) any applicable Legal Requirement or Order, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body, and such contravention, conflict or violation would have a Material Adverse Effect.

          8.9 Closing of Share Purchase Transaction. The closing of the transactions contemplated in the Share Purchase Agreement shall have occurred simultaneously with the Closing.

          8.10 Execution and Closing of Real Estate Purchase Agreement. The Real Estate Purchase Agreement shall have been executed and delivered by all necessary parties thereto and the closing of the transactions contemplated thereby shall have occurred simultaneously with the Closing.

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                                   ARTICLE IX

                                   TERMINATION

          9.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

               (a) By either Seller Parties or Buyer Parties if a material breach of any provision of this Agreement has occurred or been committed by the other party and such breach has not been waived or cured within thirty (30) days of receipt of written notice of such breach by the other party and failure to cure such breach would have a Material Adverse Effect; or

               (b) By the mutual written consent of Buyer Parties and Seller Parties; or

               (c) By either Buyer Parties or Seller Parties if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before October 5, 2003 (the "Termination Date"), or at such later date as the parties may agree upon in writing; provided, however, that in the event either party provides a notice to terminate this Agreement pursuant to Section 9.1(a) the Termination Date will be extended, if necessary, to allow for the 30 day cure or waiver period set forth therein.

          9.2 Effect of Termination. Each party's right of termination under
Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise. Any exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations of Sections 12.1 and 12.3 will survive; provided, however, that if this Agreement is terminated by a party because of a willful breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's willful failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                    ARTICLE X

                                 INDEMNIFICATION

          10.1 Indemnity by the Seller Parties.

               (a) The Seller Parties shall, from and after the Closing, jointly and severally, indemnify the Buyer Parties and their respective Affiliates, directors, officers, employees, controlling persons, agents and representatives and their successors and assigns (collectively, the "Buyer Indemnified Parties") against and hold each of them harmless from any and all Losses incurred or suffered by the Buyer Indemnified Parties (whether originally asserted against or imposed on the Buyer Indemnified Parties by a third party or originally incurred or suffered directly by the Buyer Indemnified Parties) arising directly out of (i) any

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

breach of any representation or warranty, covenant or agreement made or to be performed by any of the Seller Parties pursuant to this Agreement (ii) the failure by the Seller Parties to pay any of the Excluded Liabilities, (iii) except for the Assumed Liabilities, the operation of the Retail Store Business or the Meat Processing Business or the ownership or operation or use of the Assets on or prior to the Closing Date, (iv) subject to the terms set forth in
Section 10.8, Indemnified Environmental Matters, and (v) the matters described in Schedule 10.1(a) (such breach or failure, a "Seller Breach"), which breach shall be determined giving effect to any and all amendments and supplements of the schedules of the Seller Parties to the extent permitted under Section 12.16.

               (b) The Seller Parties' obligations to indemnify the Buyer Indemnified Parties pursuant to Section 10.1 are subject to the following limitations:

(A) No indemnification shall be made by the Seller Parties unless the amount of Losses under this Agreement, the Share Purchase Agreement, the Real Estate Purchase Agreement and the Real Estate Purchase Agreement for the Frozen Food Facility and Parking Lot (as such term is defined in the Share Purchase Agreement) exceed in the aggregate an amount equal to $560,000, it being understood that such amount shall be a "deductible" for the Seller Parties (the "Seller Deductible"); provided, however, that, the Seller Deductible shall be inapplicable to any Losses incurred or suffered by the Buyer Indemnified Parties as a result of (i) fraud by the Seller Parties (as determined by a court of law), (ii) the Sellers Parties' breach of the representation set forth in
Section 2.28, (iii) the Seller Parties' failure to perform its covenant in
Section 2.17, (iv) the Seller Parties' failure to pay the Excluded Liabilities,
(v) the operation of the Retail Store Business or the Meat Processing Business on or prior to the Closing Date, (vi) the Seller Parties failure to perform their covenants set forth in Section 5.4 and Section 6.6, or (vii) liabilities and obligations arising in connection with the matters described in Schedule 10.1(a); and (B) in no event shall the Seller Parties' obligations to indemnify the Buyer Indemnified Parties under this Agreement, the Share Purchase Agreement, the Real Estate Purchase Agreement and the Real Estate Purchase Agreement for the Frozen Food Facility and Parking Lot exceed Fifty Million Dollars ($50,000,000) in the aggregate.

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

          10.2 Indemnity by the Buyer Parties.

               (a) The Buyer Parties shall, from and after the Closing, jointly and severally indemnify the Seller Parties and their respective Affiliates, directors, officers, employees, controlling persons, agents and representatives and their successors and assigns (collectively, the "Seller Indemnified Parties") against and hold each of them harmless from any and all Losses incurred or suffered by the Seller Indemnified Parties (whether originally asserted against or imposed on the Seller Indemnified Parties by a third party or originally incurred or suffered directly or indirectly by the Seller Indemnified Parties) arising directly out of (i) any breach of any representation, warranty, covenant or agreement made or to be performed by any of the Buyer Parties pursuant to this Agreement, (ii) the Buyer Parties' failure to pay any of the Assumed Liabilities and (iii), except for the Excluded Liabilities, the operation of the Retail Store Business or the Meat Processing Business or the ownership or operation or use of the Assets after the Closing Date (such breach, a "Buyer Breach").

               (b) The Buyer Parties obligations to indemnify the Seller Indemnified Parties pursuant to Section 10.1 are subject to the following limitations:

(A) No indemnification shall be made by the Buyer Parties unless the amount of Losses under this Agreement, the Share Purchase Agreement, the Real Estate Purchase Agreement and the Real Estate Purchase Agreement for the Frozen Food Facility and Parking Lot exceed in the aggregate an amount equal to $560,000, it being understood that such amount shall be a "deductible" for the Buyer Parties (the "Buyer Deductible"); provided, however, that the Buyer Deductible shall be inapplicable to any Losses incurred or suffered by the Seller Indemnified Parties as a result of (i) fraud by the Buyer Parties (as determined by a court of law), (ii) the Buyer's failure to pay any of the Assumed Liabilities or (iii) the operation of the Retail Store Business or the Meat Processing Business or the ownership or operation or use of the Assets after the Closing Date and (B) in no event shall the Buyer Parties' obligations to indemnify the Seller Indemnified Parties under this Agreement, the Share Purchase Agreement, the Real Estate Purchase Agreement and the Real Estate Purchase Agreement for the Frozen Food Facility and Parking Lot exceed Fifty Million Dollars ($50,000,000) in the aggregate.

          10.3 Procedure and Payment.

               (a) The person seeking indemnification under Section 10.1, and
10.2 (the "Indemnified Party") agrees to give prompt notice to the Person against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding, in respect of which indemnity may be sought under such Section and will provide the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request. The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have materially and adversely prejudiced the Indemnifying Party.

               (b) The Indemnifying Party shall be entitled to defend any claim asserted by any third party ("Third Party Claim") with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice

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

of the Third Party Claim that it will indemnify the Indemnified Party from and against all Losses that the Indemnified Party may suffer resulting from, arising out of, relating to, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations under this Agreement, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

               (c) So long as the Indemnifying Party is conducting the defense of any Third Party Claim in accordance with the provisions of this Section 10.3, the Indemnified Party shall be entitled to participate in the defense of such Third Party Claim and to employ separate counsel of its choice for such purpose. The fees and expenses of such separate counsel shall be paid by the Indemnified Party.

               (d) Each party shall cooperate, and cause its Affiliates to cooperate, in the defense or prosecution of any Third Party Claim and shall furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested by any other party in connection therewith.

          10.4 Calculation of Losses.

               (a) The amount of any Losses payable under Section 10.1 and 10.2 by the Indemnifying Party shall be net of any amounts recovered by the Indemnified Party under applicable insurance policies and the Indemnified Party shall use commercially reasonable efforts to collect any amounts available under such insurance policies.

               (b) If the Indemnified Party receives an amount under insurance coverage or from a third party with respect to Losses at any time subsequent to any indemnification provided by the Indemnifying Party pursuant to Section 10.1 and 10.2, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification up to such amount received by such Indemnified Party, but net of any expenses incurred by such Indemnified Party in collecting such amount.

               (c) In no event shall either the Buyer Parties or the Seller Parties be liable to the other party for any consequential damages unless such amounts are actually paid or awarded in connection with a Third Party Claim.

               (d) The parties hereto shall treat any indemnity payment made under this Agreement as an adjustment to the Purchase Price for all purposes, including Tax purposes, unless required by law to treat such payment as other than an adjustment to the Purchase Price.

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

               (e) The parties shall take into account the time value of money (using a variable rate equal to the prime rate of interest as published in the Money Rates section of the Wall Street Journal) in determining Losses for purposes of this Article X beginning the day after notice of an indemnification claim is made.

          10.5 Survival of Representations and Warranties of the Seller Parties. Absent fraud by the Seller Parties (as determined by a court of law) all representations and warranties made by the Seller Parties in this Agreement shall survive the Closing for a period of two (2) years after the Closing Date, except for (a) the representations and warranties contained in Sections 2.29 and
2.19 which shall survive for one (1) month after the maximum period permitted by law and (b) the representations and warranties contained in Section 2.28, which shall survive indefinitely; provided, however, that any representation, warranty, covenant or agreement pertaining to a claim for which Buyers shall have given written notice to the Seller Parties describing in reasonable detail the facts relating to such claim on or prior to the expiration of the applicable period specified above shall survive (solely for the purpose of resolving such claim) until the resolution of such claim.

          10.6 Survival of Representations and Warranties of the Buyer Parties. Absent fraud by the Buyer Parties (as determined by a court of law), all representations and warranties made by the Buyer Parties in this Agreement shall survive the Closing for a period of two (2) years after the Closing Date; provided, however, that any representation, warranty, covenant or agreement pertaining to a claim for which the Seller Parties shall have given written notice to the Buyer Parties describing in reasonable detail the facts relating to such claim on or prior to the expiration of the period specified above shall survive (solely for the purpose of resolving such claim) until the resolution of such claim.

          10.7 Escrow. Payments (under this Article X) to be made to the Buyer Indemnified Parties as a result of Losses arising out of the breaches of representations, warranties and covenants of the Seller Parties shall be made pursuant to the terms set forth in the Escrow Agreement.

          10.8 Indemnified Environmental Matters.

               (a) (1) Seller Parties hereby agree to indemnify the Buyer Indemnified Parties in respect of any and all Losses incurred by the Buyer Indemnified Parties, including, without limitation, Losses relating to Remediation or for third party claims for property damage or personal injury, in connection with Hazardous Substances that were disposed of or released into soils, groundwater, surface water, sediments or similar environmental media, prior to the Closing Date, at any of the real property that is or has been owned, leased or operated by the Meat Processing Business or the Retail Store Business (the "Real Property").

               (2) Seller Parties hereby agree to indemnify the Buyer Indemnified Parties with respect to any fines and penalties that may be asserted against Buyer Indemnified Parties with respect to any violation of applicable Environmental Law by the Meat Processing Business or the Retail Store Business. For purposes of clarification, the indemnity set forth herein does not include any costs or expenses associated with any corrective actions that may be required with respect to such violations or release of ammonia.

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

               (3) The Matters described in Sections 10.8(a)(1) are the "Indemnified Environmental Matters."

               (b) Seller Parties' obligation to indemnify the Buyer Indemnified Parties with respect to the Indemnified Environmental Matters shall be subject to the provisions of Article X, including, without limitation, Section 10.1(b) and Section 10.8. Furthermore, any matter subject to indemnity pursuant to
Section 10.1(a) which by its nature also falls within the scope of Section 10.8(a)(1) or 10.8(a)(2) also shall be governed by the provisions of Section
10.8 to the extent applicable.

               (c) (1) With respect to the matters identified in Section 10.8(a)(1) that relate to Remediation of Real Property, Seller Parties shall only be required to defend, indemnify and hold harmless Buyer Indemnified Parties with respect to such Indemnified Environmental Matters to the extent that: (A) the Remediation of the Hazardous Substances is required pursuant to an applicable Environmental Law that is in effect as of the Closing; (B) the Remediation Standards applicable to the Remediation are the least stringent Remediation Standards that would be applicable based on the use of the Real Property as of the Closing Date; and (C) the Remediation shall be conducted in a reasonable, cost effective manner consistent with applicable Environmental Law. Buyer Indemnified Parties agree that they shall accept appropriate engineering controls or institutional controls, including, if necessary, deed restrictions or limitations on the drilling and use of water wells, if such controls are needed in order for the parties to complete a Remediation consistent with the use of the least stringent Remediation Standards; provided, that Buyer Indemnified Parties shall not be obligated to accept engineering or institutional controls that unreasonably interfere with Buyer Indemnified Parties' operations on the Real Property if such operations are materially the same as the operations of the Seller Parties as of the Closing Date on said properties.

               (c) (2) Notwithstanding anything to the contrary herein, Seller Parties shall have no obligation to defend, indemnify and hold harmless the Buyer Indemnified Parties to the extent that any Remediation with respect to the Indemnified Environmental Matters results from the cessation of all or substantially all of the operations at the Real Property or a material change in the use of the Real Property.

               (d) Notwithstanding anything to the contrary herein, with respect to claims arising pursuant to Section 10.8, Seller Parties shall not be obligated to indemnify Buyer Indemnified Parties for any costs or expenses of Buyer Indemnified Parties related to the time spent on any indemnified matter by employees or management of Buyer Indemnified Parties.

               (e) If Buyer Indemnified Parties or any of their affiliates intend to sell, lease, sublease or otherwise convey the Real Property, Buyer Indemnified Parties or said affiliate shall include, as a condition of such sale, lease, sublease or other agreement terms and conditions that will ensure that any institutional or engineering controls that have been accepted with respect to the Real Property are not disturbed (or, if such controls will be disturbed, will be restored at the expense of the party causing the disturbance or, if additional Remediation is required as a result of the disturbance of such controls, that such additional Remediation will be performed at the sole cost and expense of the party causing the disturbance).

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               (f) For purposes of this Agreement: (1) the term "Remediation
Standard" means a numerical or narrative standard (whether resulting from an enacted statute, promulgated regulation, guidance or policy document issued by a regulatory agency, or developed on a case-by-case basis through a risk assessment or other methodology authorized pursuant to an applicable Environmental Law) that defines the concentrations of Hazardous Substances that may be permitted to remain in any environmental media after an investigation, remediation or containment of a release of Hazardous Substances; and (2) the term "Remediation" means any action of any kind to investigate and/or clean up a release of Hazardous Substances into an environmental medium, including, but not limited to, the following activities: (A) monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or restoration work; (B) obtaining any permits, consents, approvals or authorizations of any governmental authority necessary to conduct any such activity; (C) preparing and implementing any plans or studies for any such activity; and (D) obtaining a written notice from a Governmental Authority with jurisdiction over the site being investigated and/or cleaned up under Environmental Laws that no additional work is required by such Governmental Authority.

               (g) (1) Buyer Indemnified Parties, consistent with the provisions of this Section 10.8, shall be entitled to control Remediations with respect to the Indemnified Environmental Matters to the extent that such Remediations are necessary. Buyer Indemnified Parties shall promptly provide copies to Seller Parties of all notices, correspondence, draft reports, submissions, work plans, and final reports. Buyer Indemnified Parties shall provide Seller Parties a reasonable opportunity (at Seller Parties' own expense) to comment on any submissions Buyer Indemnified Parties intend to deliver or submit to the appropriate regulatory body prior to said submission. Further, Buyer Indemnified Parties and Seller Parties agree to work together in good faith to agree on the legal, regulatory, investigatory and remedial strategy and actions with respect to such Remediations. Seller Parties may, at their own expense, hire their own consultants, attorneys or other professionals to monitor the work performed by Buyer Indemnified Parties, including any field work undertaken by Purchaser. Notwithstanding the above, Seller Parties shall not take any actions that shall unreasonably interfere with Buyer Indemnified Parties. If Buyer Indemnified Parties' performance of any Remediation with respect to Indemnified Environmental Matters does not substantially conform with the requirements of this section, including, without limitation, Section 10.8(c), Seller Parties shall have no obligation to defend, indemnify and hold harmless Buyer Indemnified Parties with respect to the Indemnified Environmental Matters.

          (2) In addition to any other limitations on Buyer Indemnified Parties' right to indemnification with respect to the Indemnified Environmental Matters, Seller Parties' obligation to defend, indemnify and hold harmless Buyer Indemnified Parties with respect to the Indemnified Environmental Matters shall terminate at such time as a no further action letter or equivalent approval has been issued by the FDEP or other relevant Governmental Authority, whichever comes first.

               (h) Exclusive Remedy for Environmental Matters; Indemnification by Buyer.

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          Notwithstanding anything to the contrary in this Agreement, Buyer
Indemnified Parties hereby agree that their sole and exclusive remedy against Seller Parties and their officers, managers, members, employees, Affiliates, successors and assigns) (collectively, the "Seller-Related Parties"), with respect to any and all matters arising under or related to Environmental Law or Hazardous Substances, in connection with the Real Property, shall be the indemnity set forth in this Section 10.8 and a claim for breach of representation pursuant to Section 10.1(a)(i). Except with respect to the remedy referred to in the preceding sentence, the Buyer Indemnified Parties hereby waive, to the fullest extent permitted under applicable law, and forever release the Seller-Related Parties, in connection with the Real Property, and indemnify and hold harmless the Seller-Related Parties against, any and all claims or Losses arising under or related to Environmental Laws, Hazardous Substances or the environment.

                                   ARTICLE XI

                                   DEFINITIONS

          For purposes of this Agreement, the following terms have the meaning set forth below:

          "AAA" is defined in Section 12.15(a) of this Agreement.

          "Accountants" is defined in Section 1.5(a) of this Agreement.

          "Accounts Receivable" means the trade receivables as reflected on the Final Closing Financial Statement with respect to the Meat Processing Business, the Retail Store Business and the Foodservice Business (as such term is defined in the Share Purchase Agreement).

          "AFD" is defined in the preamble of this Agreement.

          "Affiliate" means, with respect to any party, any Person directly or indirectly controlling, controlled by, or under common control with such party, and any officer, director or executive employee of such party.

          "Agreement" is defined in the preamble of this Agreement.

          "Agreement Disputes" is defined in Section 12.15 of this Agreement.

          "Assets" means as of the Closing Date, other than the Excluded Assets, all of the right, title and interest of the Seller Parties in and to all the assets and properties and rights that are used in the Retail Store Business and the Meat Processing Business and located in the state of Florida, other than the Excluded Assets, including but not limited to (a) real property, leaseholds and subleaseholds therein, improvements, fixtures, and fittings therein, and easements, rights-of-way, and other appurtenant rights thereto (such as appurtenant rights in and to public streets), (b) tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, stock in trade, manufactured and purchased parts, goods in process and finished goods, furniture, automobiles, trucks, tractors, trailers, tools, jigs, and dies), (c) intellectual property assets, goodwill associated therewith, licenses, sublicenses or uses (as the case may be) granted and obtained with respect thereto, and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein under the laws of all jurisdictions,
(d)leases, subleases, and rights thereunder, (e) agreements, Assumed Contracts, indentures, mortgages, instruments, security interests, guaranties, and other similar arrangements providing benefits to Seller Parties, and all rights thereunder, (f) Accounts Receivable, notes, and other receivables, (g) claims, deposits, prepayments, refunds, causes of action, chooses in action, rights of recovery and rights of setoff, (h) franchises, approvals, permits, licenses, orders, registrations, certificates, variances, and similar Governmental Authorizations obtained from governmental bodies), (i) books, records, ledgers, files, documents, correspondence, lists, plats, architectural plans, drawings and specifications, creative materials, advertising and promotional materials, studies and reports, (j) cash and cash equivalents, and (k) rights in and with respect to the assets associated with the Company Plans to the extent Buyers will be providing benefits to the Transferred Employees pursuant to such Company Plans.

          "Assumed Contract" means any Contract (a) under which any of the Seller Parties has or has the option to acquire any material rights relating to the Retail Store Business or the Meat Processing Business, (b) under which any of the Seller Parties has or is subject to any obligation or liability relating to the Retail Store Business or the Meat Processing Business, including real property leases, or (c) by which either of the Sellers (with respect to the Retail Store Business or the Meat Processing Business) or any of the Assets are bound.

          "Assumed Liabilities" means (i) any direct or indirect debt, obligation or liability of Sellers with respect to the Retail Store Business or the Meat Processing Business of any kind or nature, whether accrued or fixed, absolute or contingent, determined or determinable, matured or unmatured, and whether due or to become due, asserted or unasserted, or known or unknown, but only to the extent (a) set forth on the face of the Orlando Balance Sheets and the SF Stores Balance Sheet (rather than in the notes thereto), (b) set forth on the Final Closing Financial Statement, (c) reflected on Schedule 1.3(a) or (d) arising out of the Assumed Contracts and the other contracts included in the Assets, and (ii) all liabilities arising out of or relating to the operation of the Retail Store Business and/or the Meat Processing Business, which arise between the signing and the Closing Date that are incurred in the Ordinary Course of Business and are not required by GAAP to be shown on the Final Closing Financial Statement or in any notes thereto, none of which, individually or in the aggregate, would have a Material Adverse Effect.

          "Assumption Agreement" is defined in Section 1.7(a)(ii) of this Agreement.

          "Balance Sheet" is defined in Section 2.4 of this Agreement.

          "Balance Sheet Audit" is defined in Section 1.5(a) of this Agreement.

          "Buyer Breach" is defined in Section 10.2(a) of this Agreement.

          "Buyer Deductible" is defined in Section 10.2(b) of this Agreement.

          "Buyer Member" is defined in the preamble of this Agreement.

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          "Buyer Indemnified Parties" is defined in Section 10.1(a) of this
Agreement.

          "Buyer Parties" is defined in the preamble of this Agreement.

          "Buyer 401(k) Plan" is defined in Section 4.9(e) of this Agreement.

          "Buyers" is defined in the preamble of this Agreement.

          "Buyers' Advisors" is defined in Section 4.1 of this Agreement.

          "Buyers' Other Agreements" is defined in Section 3.2 of this Agreement.

          "Closing" is defined in Section 1.6 of this Agreement.

          "Closing Date" is defined in Section 1.6 of this Agreement.

          "Closing Financial Statement" is defined in Section 1.5(a) of this Agreement.

          "Closing Payment" is defined in Section 1.2(a) of this Agreement.

          "COBRA" is defined in Section 4.9(e) of this Agreement.

          "COBRA Eligible Individual" is defined in Section 4.9(e) of this Agreement.

          "Confidentiality Agreement" is defined in Section 12.3 of this Agreement.

          "Consent" means any approval, consent, ratification, waiver, or other authorization (including any Governmental Authorization).

          "Contemplated Transactions" means all of the transactions contemplated by this Agreement.

          "Contract" means any material written agreement, contract, obligations, promise, or undertaking that is legally binding.

          "Difference" is defined in Section 1.5(c) of this Agreement.

          "Dispute Notice" is defined in Section 12.15(a) of this Agreement.

          "Encumbrance" means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

          "Environmental Laws" means all applicable federal, state and local laws, rules, regulations and ordinances relating to public health and safety, worker health and safety and pollution and protection of the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C.(S)9601 et seq., the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C.(S)6901 et seq.,

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

the Emergency Planning and Community Right to Know Act ("Right-to-Know Act"), 42 U.S.C.(S)11001 et seq., the Clean Air Act ("CAA"), 42 U.S.C.(S)7401 et seq., the Federal Water Pollution Control Act ("Clean Water Act"), 33 U.S.C.(S)1251 et seq., the Toxic Substances Control Act ("TSCA"), 15 U.S.C.(S)2601 et seq., the Safe Drinking Water Act, 42 U.S.C.(S)300f et seq., the Occupational Safety and Health Act ("OSHA"), 42 U.S.C.(S)651 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C.(S)1801, all as amended, and any regulations, rules or ordinances adopted promulgated pursuant thereto.

          "ERISA" means the Employee Retirement Income Security Act of 1974 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

          "Escrow Agent" is defined in Section 1.2(b) of this Agreement.

          "Escrow Agreement" is defined in Section 1.2(b) of this Agreement.

          "Escrow Payment" is defined in Section 1.2(b) of this Agreement.

          "Excluded Assets" means (a) supplies and other tangible personal property consumed in the Ordinary Course of Business between the date of this Agreement and the Closing Date, (b) the corporate books and records of Sellers,
(c) any Tax refunds or credits attributable to the Assets of the Retail Store Business and the Meat Processing Business, relating to any taxable period, or any portion thereof, ending on or prior to or which includes the Closing Date,
(d) any insurance policies in respect of the Retail Store Business and the Meat Processing Business and the Assets, (e) all right, title and interest of the Seller Parties in and to all the assets and properties that are not used in the Retail Store Business and the Meat Processing Business and not located in the state of Florida, (f) all assets listed on Schedule 1.1(b) and (g) all rights in respect of the Excluded Assets and the Excluded Liabilities.

          "Excluded Liabilities" is defined in Section 1.3 of this Agreement.

          "Final Closing Financial Statement" is defined in Section 1.5(a) of this Agreement.

          "Final Net Working Capital" is defined in Section 1.5(a) of this Agreement.

          "Financial Statements" is defined in Section 2.3 of this Agreement.

          "Foodservice Business" is defined in the Preliminary Statement of this Agreement.

          "Fort Lauderdale Store" means the premises located at 2573 N. Federal Highway, Ft. Lauderdale, Florida, together with certain items of equipment located therein.

          "GAAP" means generally accepted United States accounting principles, applied consistent basis.

          "GFS Orlando" is defined in the preamble of this Agreement.

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

          "GFS Stores" is defined in the preamble of this Agreement.

          "Governmental Authorization" means any material approval, consent, license, permit, waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

          "Governmental Body" means any:

               (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

               (b) federal, state, local, municipal, foreign, or other government;

               (c) governmental or quasi-governmental authority of any nature (including any governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

               (d) multi-national organization or body; or

               (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

          "Hazardous Substances" means any pollutant or contaminant (as that term is defined in 42 U.S.C. (S)9601(33)), toxic pollutant (as that term is defined in 33 U.S.C. (S)1362(13)), hazardous substance (as that term is defined in 42 U.S.C. (S)(S)9601 et seq. and the regulations promulgated thereunder), hazardous chemical (as that term is defined by 29 C.F.R. (S)1910.1200(c)), hazardous waste (as that term is defined in 42 U.S.C. (S)6202(2)), radioactive material, including without limitation any source, special nuclear or by-product material as defined in 42 U.S.C. (S)(S)2011 et seq., friable asbestos and asbestos containing material, regulated levels of polychlorinated biphenyls, petroleum and petroleum waste, including crude oil or any petroleum derived substance, waste or breakdown or decomposition product thereof, or any constituent of any such petroleum substance or waste, or any substance or material which because of its toxicity, corrosiveness, ignitability, reactivity or infectious characteristics may pose a threat to human health or the environment.

          "Henry Lee" is defined in the Preliminary Statement of this Agreement

          "Indemnified Environmental Matters" is defined in Section 10.8(a)(3) of this Agreement.

          "Indemnified Party" is defined in Section 10.3(a) of this Agreement.

          "Indemnifying Party" is defined in Section 10.3(a) of this Agreement.

          "IRC" means the Internal Revenue Code of 1986 or any successor law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

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          "IRS" means the United States Internal Revenue Service or any successor agency, and to the extent relevant, the United States Department of the Treasury.

          "Knowledge" means (i) in the case of an individual, such individual's actual knowledge; or (ii) in the case of a Person (other than an individual or the Sellers) the actual knowledge of any executive officer of such Person. In addition to the foregoing, the Seller Parties will be deemed to have "Knowledge" of a particular fact or matter if any executive officer of Seller Shareholder, AFD, SF Stores or any of Bruce Samples, Joe Copeland, Steve Trocke, Dan McGruder or Mike Altif has actual knowledge of such fact or matter or should have known of such fact or matter after undertaking reasonable inquiry.

          "Legal Requirement" means any federal, state, local, municipal, foreign, international, or other administrative order, constitution, principle of common law, treaty, law, rule, ordinance, or regulation (including, but not limited to, building and zoning ordinances, occupational health and safety laws and regulations, and Environmental Laws, statutes, and ordinances).

          "Losses" means any and all liabilities, obligations, demands, claims, actions, causes of actions, losses (including diminution in value), assessments, costs, damages, fines or expenses, including, without limitation, interest, penalties, reasonable attorney fees and all amounts paid in investigation, defense or settlement of any of the foregoing.

          "Material Adverse Effect" means any condition, event, circumstance, change or effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, properties, results of operation or financial condition or Prospects of the Retail Store Business, the Meat Processing Business and the Foodservice Business (as such term is defined in the Share Purchase Agreement), in the aggregate, it being understood that none of the following shall be deemed by itself or by themselves, either alone or in combination, to constitute a material adverse effect: (i) any changes resulting from the announcement of the transactions contemplated hereby or from any action taken by the terms hereof,
(ii) any changes in general economic conditions in industries in which the Retail Store Business, the Meat Processing Business or the Foodservice Business operates, which conditions do not affect the Retail Store Business, the Meat Processing Business or the Foodservice Business (as applicable) disproportionately relative to other entities operating in such industries,
(iii) any changes in the United States or global economy as a whole, (iv) any changes arising as a result of any action taken by the Buyer Parties and (v) the departure of any employee or employees involved primarily in the Foodservice Business, Meat Processing Business or the Retail Store Business as a result of any action taken by the Buyer Parties at any time prior to the Closing.

          "Meat Processing Business" is defined in the Preliminary Statement of this Agreement.

          "Net Working Capital" is defined in Section 1.4 of this Agreement.

          "Noncompetition Agreement" is defined in Section 1.7(a)(vii) of this Agreement.

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          "Order" means any award, decision, injunction, judgment, order, ruling, subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body.

          "Ordinary Course of Business" is defined such that an action taken by a Person will be deemed to have been taken in the "Ordinary Course of Business" only if:

               (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

               (b) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority);

               (c) such action is substantially the same in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

          "Organizational Documents" means, as applicable, (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership;
(c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles or certificate of organization and the operating or limited liability company agreement of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (f) any amendment to any of the foregoing.

          "Orlando Balance Sheets" is defined in Section 2.3 of this Agreement.

          "Orlando P & L Statements" is defined in Section 2.3 of this
Agreement.

          "Participation Agreement" means the agreement dated as of November 30, 2001 among Smart & Final, Inc., as lessee, the parties identified therein as "Guarantors," Wells Fargo BankNorthwest, National Association, not individually except as expressly stated therein but solely as the Owner Trustee under the S&F Trust 1998-1, the various parties identified therein as "Holders," the various parties identified therein as "Lenders, and Fleet Capital Corporation, as the agent for the Lenders and, in respect of the Security Documents (as defined therein), as agent for the Lenders and the Holders.

          "Participation Agreement Provisions" means Section 11 of the Participation Agreement (Indemnification).

          "Permitted Encumbrances" means (i) any statutory liens for current Taxes not yet due and payable and (ii) Encumbrances arising in the Ordinary Course of Business with respect to the Meat Processing Business and the Retail Store Business since the date of the most recent Financial Statement, none of which, individually or in the aggregate, would have a Material Adverse Effect.

          "Permitted Exceptions" is defined in Section 2.7(o) of this Agreement.

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          "Person" means any individual, sole proprietorship, partnership, limited partnership, joint venture, estate, trust, unincorporated association, organization, labor union, limited liability company, corporation or other entity or any Governmental Body.

          "Preliminary Net Working Capital" is defined in Section 1.2 of this Agreement.

          "Preliminary Purchase Price Statement" is defined in Section 1.2 of this Agreement.

          "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation, or suit (whether civil, criminal, administrative, investigative, or informal) commenced, brought, conducted, or heard by or before or otherwise involving any Governmental Body or arbitrator.

          "Proprietary Rights Agreement" is defined in Section 2.14(b) of this Agreement.

          "Prospects" means, to the Sellers' actual knowledge, the prospects as of the date of this Agreement of the Retail Store Business, the Meat Processing Business and the Foodservice Business (as such term is defined in the Share Purchase Agreement) in the aggregate.

          "Purchase Price" is defined in Section 1.2 of this Agreement.

          "Related Agreements" is defined in Section 2.2(a) of this Agreement.

          "Real Estate Purchase Agreement" is defined in Section 1.7(xiii) of this Agreement.

          "Real Property" is defined in Section 10.8(a)(1) of this Agreement.

          "Related Person" means with respect to a particular individual:

               (a) each other member of such individual's Family;

               (b) any Person that is directly or indirectly controlled by such individual;

               (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

               (d) any Person with respect to which such individual or one or more members of such individual's Family serves as a director, officer, partner, executor, or trustee (or in a similar capacity).

          With respect to a specified Person other than an individual:

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

               (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

               (b) any Person that holds a Material Interest in such specified Person;

               (c) each Person that serves as a director, officer, partner, executor, or trustee of such specified Person (or in a similar capacity);

               (d) any Person in which such specified Person holds a Material Interest;

               (e) any Person with respect to which such specified Person serves as a general partner or trustee (or in a similar capacity); and

               (f) any Related Person of any individual described in clause (b) or (c).

          For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other natural person who resides permanently with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 25% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 25% of the outstanding equity securities or equity interests in a Person.

          "Remediation" is defined in Section 10.8(f)(2) of this Agreement.

          "Remediation Standard" is defined in Section 10.8(f)(1) of this Agreement.

          "Representative" means with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

          "Retail Store Business" means the retail food store business engaged in by SF Stores in the state of Florida at the properties referenced in Items 1-9 of Schedule 2.17.

          "Schedule" means the disclosure schedules attached hereto, as amended and supplemented in accordance with Section 12.16.

          "Securities Act" means the Securities Act of 1933, or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

          "Sellers" is defined in the first paragraph of this Agreement.

          "Seller Breach" is defined in Section 10.1(a) of this Agreement.

          "Seller Deductible" is defined in Section 10.1(b) of this Agreement.

          "Seller Indemnified Parties" is defined in Section 10.2(a) of this Agreement.

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

          "Seller Shareholder" is defined in the preamble of this Agreement.

          "Seller Parties" is defined in the preamble of this Agreement.

          "Seller-Related Parties" is defined in Section 10.8(h) of this Agreement.

          "SF Stores" is defined in the preamble of this Agreement.

          "SF Stores Balance Sheet" is defined in Section 2.3 of this Agreement.

          "SF Stores P & L Statements" is defined in Section 2.3 of this Agreement.

          "SFI 401(k) Plan" is defined in Section 4.9(e) of this Agreement.

          "Share Purchase Agreement" is defined in the Preliminary Statement of this Agreement.

          "Software License and Support Agreement" is defined in Section 1.7(a)(viii) of this Agreement.

          "Synthetic Lease Agreement" means the Agreement, dated as of November 30, 2001 between Wells Fargo Bank Northwest, National Association, not individually but solely as the Owner Trustee under S&F Trust 1998-1, as lessor, and Smart & Final Inc., as lessee.

          "Synthetic Lease Provisions" means the following provisions of the Synthetic Lease Agreement: (i) Section 4.1 (Taxes; Utility Charges); (ii) paragraphs (a), (c) and (e) of Section 8.2 (Possession and Use of the Properties); (iii) Section 8.3 (Integrated Properties); (iv) Section 9.1 (Compliance with Legal Requirements, etc.); (v) Section 10.1 (Maintenance and Repair; Return); (vi) Section 11.1 (Modifications); (vii) Article XIII (Permitted Contests and Payment of Impositions, Utility Charges and other Matters); (viii) Article XIV (insurance); (ix) Section 28.2(a) (Compliance with
Laws); (x) Section 28.2(b) (Payment of Taxes); (xi) Section 28.2(c) (Compliance with Environmental Laws); and (xii) Section 28.2(f) (Inspection Rights).

          "Tax" and "Taxes" means all taxes, charges, withholdings, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, real or personal property, tollgate, capital, net worth, sales, use, ad valorem, single business, transfer, franchise, profits, license, leasing, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, services, property or other taxes, customs duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any federal, state, local or other taxing authority, domestic or foreign.

          "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

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          "Termination Date" is defined in Section 9.1(d) of this Agreement.

          "Third Party Claim" is defined in Section 10.3(b) of this Agreement.

          "Tradename and Trademark License Agreement" is defined in Section 1.7(a)(ix) of this Agreement.

          "Transfer" is defined in Section 4.9(e) of this Agreement.

          "Transfer Taxes" is defined in Section 1.9 of this Agreement.

          "Transferred Account Balances" is defined in Section 4.9(e) of this Agreement.

          "Transferred Employees" is defined in Section 4.9(d) of this Agreement.

          "Vendor Agreements" means the agreements listed in Annex 2 of Schedule 2.11(a).

                                   ARTICLE XII

                               GENERAL PROVISIONS

          12.1 Expenses With Respect to Transaction. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of agents, representatives, counsel and accountants.

          12.2 Public Announcements. Prior to the signing of this Agreement, the Seller Parties and the Buyer Parties shall prepare a mutually agreeable release announcing the Contemplated Transactions. Except for such press release, neither the Seller Parties nor the Buyer Parties shall, without the approval of the other, make any press release or other announcement concerning the existence of this Agreement or the terms of the Contemplated Transactions, except as and to the extent that any such party shall be so obligated by Legal Requirements, in which case the other party shall be advised and the parties shall use their reasonable best efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to comply with accounting, stock exchange or federal securities law disclosure obligations. The Seller Parties and the Buyer Parties will consult with each other concerning the means by which the employees, customers, and suppliers of the Sellers and others having dealings with the Sellers will be informed of the Contemplated Transactions.

          12.3 Confidentiality. The Buyer Parties and the Seller Parties shall abide by and comply with all of the terms and conditions of the Non-Disclosure Agreement entered into by and among the Seller Shareholder and Buyer Member and dated as of February 10, 2003, as amended (the "Confidentiality Agreement"). Notwithstanding the foregoing, if required by

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

Legal Requirements, the Seller Parties and the Buyer Parties (and each of their respective employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and any facts that may be relevant to the tax structure of the Contemplated Transactions beginning on the earliest of (i) the date of the public announcement of discussions relating to the Contemplated Transactions, (ii) the date of public announcement of the Contemplated Transactions, or (iii) the date of the execution of an agreement (with or without conditions) to enter into the Contemplated Transactions; provided, however, that neither the Seller Parties nor the Buyer Parties (nor any of their respective Representatives) may disclose any other information that is not relevant to understanding the tax treatment and tax structure of the Contemplated Transactions (including the identity of any party and any information that could lead another to determine the identity of any party), or any other information to the extent that such disclosure could result in a violation of any federal or state securities law.

          12.4 Notices. All necessary notices, demands, requests and other communications required or permitted to be given hereunder shall in every case be in writing and shall be deemed duly given (a) when delivered personally, (b) upon receipt or refusal of receipt, if sent by registered or certified mail, in all such cases with postage prepaid, return receipt requested, or (c) the next business day if delivered by a recognized overnight courier service, airbill prepaid, designated for next business day delivery, to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing:

          If to Buyer:      Steve Plakmeyer
                            Gordon Food Service, Inc.
                            P.O. Box 2172
                            Grand Rapids, Michigan 49501

          and to:           David L. Gray
                            11092 Lake Michigan Drive
                            P.O. Box 276
                            Empire, Michigan 49630-0276

          With a copy to:   Miller, Johnson, Snell & Cummiskey,
                            P.L.C.
                            250 Monroe Avenue, N.W., Suite 800
                            Grand Rapids, Michigan 49503-2250
                            Attention: Robert R. Stead

          If to Sellers:    Dennis Chiavelli
                            Smart & Final, Inc.
                            600 Citadel Drive
                            Commerce, California 90040

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          With a copy to:   Legal Department
                            Smart & Final, Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          And a copy to:    Skadden, Arps, Slate, Meagher & Flom LLP
                            Four Times Square
                            New York, New York 10036
                            Attention: Jeffrey W. Tindell

          And a copy to:    Foley & Lardner
                            2029 Century Park East, Suite 3500
                            Los Angeles, California  90067-3021
                            Attention:  Richard W. Lasater II

          12.5 Jurisdiction.

               (a) In the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto consents to submit itself to the personal jurisdiction of any federal court in the state of Delaware and, in case such court refuses jurisdiction then each of the parties consents to submit itself to the personal jurisdiction of any state court in the state of Delaware. Each of the parties further agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such courts, and agrees that, except as permitted pursuant to this Section 12.5, it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court other than a federal court in the state of Delaware.

               (b) In the event the state court specified in Section 12.5(a) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Seller Parties against any of the Buyer Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                    (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Western District of Michigan (and each appellate court thereof) or any state court in the state of Michigan;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan, any claim that such party is not subject personally to the jurisdiction of such court, that such legal

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

     proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (c) In the event the state court specified in Section 12.5(a) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Buyer Parties against any of the Seller Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                    (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Central District of California (and each appellate court thereof) or any state court in the state of California;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (d) The parties hereby waive any right to a jury trial.

          12.6 Further Assurances. From time to time after the Closing Date, at the request of the other party hereto and at the expense of the party so requesting (unless the requesting party is entitled to indemnification therefor under Article X), each of the parties hereto shall execute and deliver to such requesting party such documents and take such other action as such requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

          12.7 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in the Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of

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

such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

          12.8 Entire Agreement and Modification. This Agreement (including all exhibits and schedules hereto) supersedes all prior agreements between the parties other than the Confidentiality Agreement with respect to its subject matter (including the Letter of Intent between Gordon Food Service, Inc. and the Seller Shareholder, dated May 29, 2003, as amended) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties to be charged with the amendment.

          12.9 Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights or obligations under this Agreement without the prior consent of the other parties except that Buyers may assign any of their rights or obligations under this Agreement to any Affiliate of Buyer Member. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

          12.10 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          12.11 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

          12.12 Preamble; Preliminary Statement. The Preliminary Statement set forth in the Preamble hereto is hereby incorporated and made a part of this Agreement.

          12.13 Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles.

          12.14 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto by virtue of having drafted this Agreement or otherwise.

          12.15 Dispute Resolution. Except as hereinafter provided in this
Section 12.15 and subject to the provisions set forth in Article X, from and after the Closing, all claims, controversies, differences, or disputes between or among any of the parties hereto arising from or relating to this Agreement, including claims by one party that another party or parties hereto have failed to perform any of their obligations hereunder (collectively, "Agreement Disputes"), shall be resolved as follows:

               (a) Facilitative Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice, in the manner set forth in Section 12.4 hereof (a "Dispute Notice"), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration Association (the "AAA") in effect on the date of this Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Each party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

               (b) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising from the other party's breach or such other relief as may be appropriate under the circumstances.

               (c) Attorney Fees and Other Costs. The prevailing party in any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall be entitled to recover the reasonable fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

               (d) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or federal courts pursuant to the procedures set forth in Section 12.5 without having to submit the matter or Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party's rights or ability to seek such monetary award or relief in another action or proceeding.

          12.16 Supplemental Disclosure. The Seller Parties shall have the right from time to time up to seven (7) days prior to the Closing to supplement or amend the disclosure schedules with respect to any matter hereafter arising that, if existing or known at the date of this Agreement, would have been required to be set forth or described in such disclosure schedule. Any such supplemental or amended disclosure shall be deemed to have cured any breach of any representation or warranty made in this Agreement for purposes of Article X, but will not be deemed to have cured any such breach made in this Agreement or to have been disclosed as of the date of this Agreement for purposes of Article VIII.

          12.17 Reliance. All covenants, warranties and representations made herein by any party (including the disclosures made on the Schedules) shall be deemed to be relied upon by the other party notwithstanding any investigation by or actual knowledge of such by the other party.

          12.18 Counterparts. This Agreement may be executed in two or more counterparts, each or which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties have each executed and delivered this Agreement as of the day and year first above written.

SELLER PARTIES:

   SELLER SHAREHOLDER:

   SMART & FINAL INC.


By /s/ Dennis Chiavelli
   --------------------------------

   Its  EVP
       ----------------------------


By /s/ Donald G. Alvarado
   --------------------------------

   Its  SVP
       ----------------------------


SF STORES:

SMART & FINAL STORES CORPORATION


By /s/ Dennis Chiavelli
   --------------------------------

   Its  EVP
       ----------------------------


By /s/ Donald G. Alvarado
   --------------------------------

   Its  SVP
       ----------------------------


AFD:

AMERICAN FOODSERVICE DISTRIBUTORS


By /s/ Dennis Chiavelli
   --------------------------------

   Its  EVP
       ----------------------------


By /s/ Donald G. Alvarado
   --------------------------------

   Its  SVP
       ----------------------------

BUYER PARTIES:

   BUYER MEMBER:

GFS HOLDING, INC.


By /s/ Jeff Maddox
   --------------------------------

   Its Authorized Agent
       ----------------------------


GFS ORLANDO:

GFS ORLANDO, LLC


By /s/ Jeff Maddox
   --------------------------------

   Its Authorized Agent
       ----------------------------


GFS STORES:

GFS STORES, LLC


By /s/ Jeff Maddox
   --------------------------------

   Its Authorized Agent
       ----------------------------

                                ESCROW AGREEMENT

          THIS ESCROW AGREEMENT (this "Agreement") is entered into and effective
as of August   , 2003 (the "Effective Date"), by and between SMART & FINAL INC.,
             --
a Delaware corporation ("SFI"), AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores" and, together with SFI and AFD, collectively, the "Sellers"), GFS HOLDING, INC., a Delaware corporation ("GFS Holding"), HENRY LEE COMPANY, a Florida corporation ("Henry Lee"), GFS STORES, LLC, a Delaware limited liability company ("GFS Stores"), and GFS Orlando, LLC, a Delaware limited liability company ("GFS Orlando" and, together with GFS Holding, Henry Lee and GFS Stores, collectively, the "Buyers"), and WELLS FARGO BANK, N.A., solely in its capacity as Escrow Agent as is set forth herein (the "Escrow Agent"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Share Purchase Agreement (as defined below).

                                 R E C I T A L S

          A. Pursuant to that certain Share Purchase Agreement (the "Share Purchase Agreement"), dated of even date herewith, by and between SFI, AFD and GFS Holding, GFS Holding will purchase all of the issued and outstanding common shares of Henry Lee; and pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated of even date herewith, by and among GFS Holding, GFS Orlando and GFS Stores, and Sellers, GFS Stores and GFS Orlando will, directly or indirectly, acquire from Sellers certain of the assets of SF Stores and all of the assets of the Orlando Foodservice division of AFD (collectively, the "Assets" and, together with Henry Lee, the "Companies").

          B. Following the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement, Buyers will continue to operate the Companies.

          C. The Asset Purchase Agreement requires that the Buyers deposit with the Escrow Agent the sum of Two Million Dollars ($2,000,000) and the Share Purchase Agreement requires that the Buyers deposit with the Escrow Agent the sum of One Million Dollars ($1,000,000), for an aggregate deposit of Three Million Dollars ($3,000,000) (the "Escrow Fund").

          D. An aggregate amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) (the "Purchase Price Escrow Deposit") of the Escrow Fund shall be a fund against which claims by the Buyers may be made with respect to adjustments to the Purchase Price pursuant to Sections 1.4 and 1.5 of the Asset Purchase Agreement and Sections 1.3 and 1.4 of the Share Purchase Agreement.

          E. An aggregate amount equal to One Million Five Hundred Thousand Dollars ($1,500,000) (the "Indemnity Escrow Deposit") of the Escrow Fund shall be a fund against which claims for indemnification against the Sellers may be made by the Buyers pursuant to Article X of the Asset Purchase Agreement and pursuant to Article X of the Share Purchase Agreement.

                                    AGREEMENT

          In consideration of the premises set forth above and other good and valuable consideration, the receipt of which is hereby acknowledged, the Buyers, the Sellers and the Escrow Agent agree as follows:

          1. Appointment of Escrow Agent.

               (a) The Escrow Agent is hereby appointed escrow agent in accordance with the instructions set forth in this Agreement and hereby agrees to act as the Escrow Agent under this Agreement. The Escrow Agent shall have no duty to enforce any provision hereof requiring performance by any other party hereunder.

               (b) The Escrow Agent hereby acknowledges receipt of the Escrow Fund.

               (c) The Escrow Agent shall not have any interest in the Escrow Fund, but shall serve as escrow holder only and have only possession thereof. The Escrow Agent expressly waives any right to set off and appropriate any amounts under the Escrow Fund.

          2. Distribution of Purchase Price Escrow Deposit. The Buyers and the Sellers shall, not more than five (5) business days after the final determination of the Final Closing Financial Statement and the adjustments to the Purchase Price, if any, pursuant to Sections 1.4 and 1.5 of the Asset Purchase Agreement and Sections 1.3 and 1.4 of the Share Purchase Agreement, provide the Escrow Agent with a written notice (the "Distribution Notice") with respect to the disposition of the Purchase Price Escrow Deposit. The Distribution Notice shall be signed by authorized officers of the Buyers and the Sellers, and shall describe the portions of the Purchase Price Escrow Deposit to be distributed to the Buyers or to the Sellers, as the case may be. Not more than five (5) business days after the delivery of the Distribution Notice, the Escrow Agent shall distribute the Purchase Price Escrow Deposit in the manner described in the Distribution Notice, together with any interest and income earned on the portion so distributed. The parties acknowledge that no distributions shall be made under this Section 2 until the Final Closing Financial Statement, and adjustments to the Purchase Price with respect to the determination of the Final Net Working Capital, if any, have been determined under both the Asset Purchase Agreement and the Share Purchase Agreement, and that any such distribution will be of the net amount under both the Asset Purchase Agreement and the Share Purchase Agreement.

          3. Claim Certificates With Respect to the Indemnity Escrow Deposit. The Buyers, from time to time on or prior to the first anniversary of the Closing Date, may make an indemnification claim against the Indemnity Escrow Deposit under and pursuant to Article X of the Asset Purchase Agreement and/or Article X of the Share Purchase Agreement (as applicable), on behalf of themselves or another Buyer Indemnified Party, for up to all of the Indemnity Escrow Deposit (a "Claim") by delivering to the Escrow Agent a certificate (a "Claim Certificate") signed by authorized officers of the Buyers stating:

               (a) That the Buyers or another Buyer Indemnified Party are entitled to be indemnified under Section 10.1 of the Asset Purchase Agreement and/or Section 10.1 of the Share Purchase Agreement (as applicable);

               (b) The reasons therefore, set forth in reasonable detail;

               (c) The amount of the Claim by the Buyers or such other Buyer Indemnified Party, provided, however, that where the amount of the Claim is not a liquidated sum, the amount of the Claim shall be the amount reasonably estimated by the Buyers in good faith; and

               (d) That the Buyers have delivered a copy of such Claim Certificate to the Sellers and their legal counsel and the date on which such copy was delivered.

          Whenever a Claim Certificate is delivered to the Escrow Agent, the Escrow Agent shall thereupon promptly deliver a copy to the Sellers and their legal counsel.

          4. Disputed Claims With Respect to the Indemnity Escrow Deposit. The Sellers may dispute any Claim in whole or in part (hereinafter a "Disputed Claim"), by delivering to the Escrow Agent a written notice (an "Objection Notice") within twenty (20) days of receipt of the Claim Certificate from the Buyers stating:

               (a) That the Sellers dispute or object in good faith to such Claim in whole or in part;

               (b) A reasonably detailed description of the reasons for such good faith objection or dispute;

               (c) That the Sellers have delivered a copy of the Objection Notice to the Buyers and their legal counsel and the date on which such copy was delivered;

               (d) The portion of the Claim set forth in the Claim Certificate to which there is a good faith dispute or objection, including a reasonable estimate of the dollar amount of such portion of the Claim (the "Disputed Claims Amount"); and

               (e) The portion of the Claim set forth in the Claim Certificate, if any, to which there is no dispute or objection, including a reasonable estimate of the dollar amount of such portion of the Claim (hereinafter referred to as an "Undisputed Claim").

          Whenever there shall be delivered to the Escrow Agent an Objection Notice, the Escrow Agent shall thereupon promptly deliver a copy to the Buyers and their legal counsel.

          5. Payment of Claims With Respect to the Indemnity Escrow Deposit.

               (a) If the Escrow Agent does not receive an Objection Notice within twenty (20) days of the date that the Sellers receive a Claim Certificate from the Buyers, the Escrow Agent shall thereupon promptly pay to the Buyers from the Indemnity Escrow Deposit an amount equal to the amount of the Claim specified in the Claim Certificate plus interest on the amount so paid, computed from the date of the Claim Certificate.

               (b) If the Escrow Agent receives from the Sellers an Objection Notice which consents or agrees to all or part, or does not dispute a portion, of a Claim, the Escrow Agent shall thereupon promptly pay to the Buyers from the Indemnity Escrow Deposit an amount equal to the aggregate amount of such Undisputed Claim as specified in such notice from the Sellers plus interest on the amount so paid, computed from the date of the Claim Certificate.

               (c) If the Indemnity Escrow Deposit is not sufficient to pay in full any amounts payable to the Buyers under the preceding Section 5(a) or 5(b), the Escrow Agent shall pay to the Buyers the full amount of the Indemnity Escrow Deposit and all interest thereon and this escrow shall thereupon terminate.

          6. Distribution of Indemnity Escrow Deposit. Except as provided in
Section 5 hereof, the Escrow Agent shall not make any distribution of the Indemnity Escrow Deposit with respect to any Claim made by the Buyers hereunder until:

               (a) it receives the written consent or agreement from the Sellers with respect to such distribution; or

               (b) there is a Final Decision with respect to a Disputed Claim. As used herein, "Final Decision" means a resolution of the Disputed Claim by facilitative mediation pursuant to Section 12.15 of the Asset Purchase Agreement and/or Section 12.15 of the Share Purchase Agreement (as the case may be) or, if the Disputed Claim is not resolved by facilitative mediation, a final decision, order, judgment or decree of a court having jurisdiction which is either not subject to appeal or as to which notice of appeal has not been timely filed or served.

          7. Administration of Escrow.

               (a) So long as the Escrow Fund is held in escrow, it shall be invested and reinvested by the Escrow Agent solely in Investments, pursuant to written instructions signed by the Buyers and the Sellers. Neither the Escrow Agent, the Buyers, nor the Sellers shall be liable or responsible for any loss resulting from any investment or reinvestment made pursuant to this Section 7(a). All investments of the Escrow Fund shall be held by, or registered in the name of, Escrow Agent or its nominee.

               As used herein "Investments" means:

                    (i) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof with any residual amount being invested in the Federal Treasury Obligations Money Market Fund;

                    (ii) any taxable publicly traded money market fund;

                    (iii) certificates of deposit whether negotiable or nonnegotiable, issued by any bank, trust company or national banking association, including the Escrow Agent, provided that such certificates of deposit shall (A) be issued by a bank, trust company or national banking association having a capital stock and surplus of more than Five Hundred Million Dollars ($500,000,000), (B) be fully insured by the Federal Deposit Insurance Corporation or (C) be fully and continuously secured by direct obligations of, or obligations unconditionally guaranteed by, the United States of America, which (1) shall have a market value (exclusive of accrued interest) at all times at least equal to the principal amount of such certificates of deposit, (2) shall be lodged with the Escrow Agent (or any correspondent bank or trust company designated by the Escrow Agent), as custodian, by the bank, trust company or national banking association issuing such certificate of deposit, and (3) the bank, trust company or national banking association issuing each certificate of deposit required to be so secured shall furnish the Escrow Agent with an undertaking satisfactory to it that the aggregate market value of such obligations securing each such certificate of deposit will at all times be an amount equal to the principal amount of each such certificate of deposit (and the Escrow Agent shall be entitled to rely on each such undertaking); or

                    (iv) in the absence of written direction, the Escrow Fund may be invested in Wells Fargo 100% Treasury Money Market, a money market fund.

               (b) Maturities or unexpired terms of maturities of instruments in which the Escrow Fund is invested shall not exceed ninety (90) days. The Escrow Agent is authorized to sell any such Investments as may be required to make any payment required to be made under this Agreement, and the Escrow Agent shall not be liable for any loss due to early redemption. In the event that no written instructions are given by the Buyers and the Sellers as to any uninvested portion of the Escrow Fund, such portion shall be invested by the Escrow Agent in United States treasury bills for a thirty (30) day period; provided, however that if such period is not available, such portion shall be invested for the closest period of shorter duration.

               (c) Not less than ten (10) nor more than fifteen (15) business days prior to the termination of this Agreement, the Escrow Agent shall deliver to the Buyers and the Sellers a report outlining (i) the total amount of the Escrow Fund as of such date and the total amount of interest earned on the Escrow Fund prior thereto and not distributed pursuant to the terms of this Agreement and (ii) copies of or a description of all Claim Certificates pursuant to which payments from the Escrow Fund have been made and a description of all other payments made from the Escrow Fund during the preceding twenty-three (23) month period and all pending Claim Certificates as of such date.

               (d) At the prior written request of either the Buyers or the Sellers at any time, the Escrow Agent shall deliver to the Buyers and the Sellers such information as shall be reasonably requested with respect to the Escrow Fund and any interest earned thereon or payments made therefrom.

               (e) Net profits resulting from, and interest and income produced by investments of, the Escrow Fund shall be deemed a part of the Escrow Fund and reinvested by Escrow Agent.

          8. Reliance. Escrow Agent may act upon any instrument or other writing believed by it in good faith to be genuine and to be signed or presented by the proper person or persons and shall not be liable in connection with the performance by it of its duties pursuant to the provisions hereof, except for its own bad faith, fraud, willful misconduct or gross negligence. The Buyers on the one hand and the Sellers on the other shall indemnify and hold harmless the Escrow Agent for one half (1/2) of all losses, costs, and expenses which may be incurred by it without bad faith, fraud, gross negligence or willful misconduct on the part of the Escrow Agent, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder. Such indemnification provisions shall survive the termination of this Agreement or the removal or resignation of the Escrow Agent.

          9. Distribution of Funds; Termination of Escrow. Unless earlier terminated pursuant to Section 5(c):

               On the first anniversary of the Closing Date, the Indemnity Escrow Deposit held by the Escrow Agent pursuant to the terms of this Agreement less (i) all amounts previously distributed pursuant to Section 5 hereof and
(ii) an amount equal to One Hundred Percent (100%) of the Disputed Claims Amount (including, for purposes hereof, all Claims with respect to which the Sellers have not submitted an Objection Notice), shall be paid by the Escrow Agent to the Sellers for the benefit of the Sellers, together with any interest and income earned on the funds so distributed.

               Upon settlement of all Disputed Claims outstanding as of the first anniversary of the Closing Date, this escrow shall thereupon terminate, and the remainder of the Indemnity Escrow Deposit held by the Escrow Agent after any payment due to the Buyers shall be paid by the Escrow Agent to the Sellers for the benefit of the Sellers, together with any interest and income earned on the funds so distributed, in accordance with such settlement, written notice of which shall be delivered to the Escrow Agent.

          10. Fees and Expenses. The Escrow Agent shall be entitled to compensation for its services as stated in the schedule attached as Annex I, which compensation shall be paid one-half (1/2) by the Sellers and one-half (1/2) by the Buyers. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Agreement are not fulfilled, or the Escrow Agent tenders any material service not contemplated in this Agreement or there is any assignment of interest in the subject matter of this Agreement not contemplated herein, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Agreement, or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable one-half (1/2) from the Sellers and one-half (1/2) from the Buyers.

          11. Liability of the Escrow Agent.

               (a) The Escrow Agent shall hold, invest and disburse the Escrow Fund and any interest, dividends, or other income accrued thereon only in accordance with (a) this Agreement or (b) written instructions accompanied by a certificate signed by the Buyers and the Sellers confirming that such written instructions are being given in conformity with this Agreement. The Escrow Agent shall not be bound in any way by, or be deemed to have knowledge of, the Asset Purchase Agreement and the Share Purchase Agreement or any other agreement between or among the parties hereto, other than this Agreement. The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable with respect to any action taken by it, or any failure on its part to act, except to the extent that such actions constitute a breach of this Agreement, bad faith, fraud, gross negligence, or willful misconduct.

               (b) The Escrow Agent makes no representations and has no responsibility as to the validity, genuineness or sufficiency of any of the documents or instruments delivered to it hereunder. Subject to Section 11(a) hereof, the Escrow Agent (i) shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof and (ii) may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any person purporting to give notice, receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent may act in reliance upon the written advice of counsel satisfactory to it in reference to any matter in connection with this Agreement and shall not incur any liability for any action taken in good faith in accordance with such written advice.

               (c) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Fund, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to refrain from acting until the Escrow Agent shall have received (i) a final nonappealable order of a court of competent jurisdiction directing delivery of the amount of the Escrow Fund in dispute or (ii) written instructions jointly executed by the Sellers and the Buyers directing delivery of the amount of the Escrow Fund in dispute, in which event the Escrow Agent shall deliver the amount of the Escrow Fund in dispute in accordance with such order or instructions. Any court order referred to in clause (i) above shall be accompanied by a legal opinion by counsel for the presenting party reasonably satisfactory to the Escrow Agent to the effect that said order or determination is final and nonappealable. The Escrow Agent shall act on such court order and legal opinion without further questions.

          12. Resignation; Removal.

               (a) The Escrow Agent may resign upon thirty (30) days advance written notice to the parties. If a successor escrow agent is not appointed by the mutual agreement of the Buyers and the Sellers within the thirty (30) day period following such notice, the Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent or may tender into the registry or custody of any court of competent jurisdiction any part or all of the Escrow Fund, whereupon Escrow Agent's duties hereunder shall terminate.

               (b) The Escrow Agent shall be entitled to its compensation earned prior to its resignation hereunder.

               (c) The Buyers and the Sellers may, at any time substitute a new escrow agent by giving thirty (30) days notice thereof to the existing Escrow Agent and paying all fees and expenses of such Escrow Agent incurred to the date of the substitution. Upon the effective date of the substitution of a successor escrow agent, the Escrow Agent shall deposit all of the Escrow Fund with such successor.

          13. Tax Reporting.

               (a) Any payments of income from the Escrow Fund shall be subject to withholding regulations then in force with respect to United States taxes. For federal and state income tax purposes, all interest earned on the Escrow Fund shall be considered the currently reportable income of the party who receives the distribution with respect thereto. The Escrow Agent shall file annually all information returns with the Internal Revenue Service and other governmental authorities documenting such interest income.

               (b) Prior to Closing, the Buyers and the Sellers shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and other forms and documents that the Escrow Agent may reasonably request. The Buyers and the Sellers understand that if such tax reporting documentation is not so certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any interest or other income earned on the investment of monies or other property held by the Escrow Agent pursuant to this Agreement.

               (c) To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of funds held or payments made hereunder, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Fund. The Buyers and the Sellers agree to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against the Escrow Agent on or with respect to any payment or other activities under this Agreement unless any such tax addition for late payment, interest, penalties and other expenses shall arise out of or be caused by the actions of, or failure to act by, the Escrow Agent.

          14. Miscellaneous Provisions.

               (a) Confidentiality. Each of Sellers and Buyers (as appropriate, the "Promisor") covenant and agree to and will cause their respective authorized agents, representatives, affiliates, employees, officers, directors, accountants, counsel and other designated representatives (collectively, "Representatives") to (i) treat and hold as confidential (and not disclose or provide access to any person to) all records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the other party (the "Promisee") and the Escrow Fund in the Promisor's possession or furnished by the Promisee or its Representatives pursuant to this Agreement, (ii) in the event that Promisor or its Representatives become legally compelled to disclose any such Information, provide the Promisee with prompt written notice of such requirement so that the Promisee may seek a protective order or other remedy or waive compliance with this Section 14(a), and (iii) in the event that such protective order or other remedy is not obtained, or the Promisee waives compliance with this Section 14(a), furnish only that portion of such Information which is legally required to be provided and exercise Promisor's best efforts to obtain assurances that confidential treatment will be accorded such Information; provided, however, that this sentence shall not apply to any Information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by such party or its Representatives; and provided further, however, that the provisions of clauses (i) and (ii) above shall not preclude a party from disclosing Information to its Representatives (provided that each such Representative shall be advised of the confidential nature of such Information) or from disclosing Information to or filing Information with any governmental authority or agency with jurisdiction over such party. Each party agrees and acknowledges that remedies at law for any breach of its obligations under this
Section 14(a) are inadequate and that in addition thereto the other party shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach, without the necessity of demonstrating the inadequacy of monetary damages. The provisions of this Section 14(a) shall not apply to the extent any such Information is required to be disclosed by applicable law.

               (b) Notices. All necessary notices, demands, requests and other communications required or permitted to be given hereunder shall in every case be in writing and shall be deemed duly given (a) when delivered personally, (b) upon receipt or refusal of receipt, if sent by registered or certified mail, in all such cases with postage prepaid, return receipt requested, or (c) the next business day if delivered by a recognized overnight courier service, airbill prepaid, designated for next business day delivery, to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing:

          If to Buyers:         Steve Plakmeyer
                                Gordon Food Service, Inc.
                                P.O. Box 2172
                                Grand Rapids, Michigan 49501
                                Telephone: (616) 717-4457
                                Facsimile: (616) 717-4660
          and to:               David L. Gray
                                11092 Lake Michigan Drive
                                P.O. Box 276
                                Empire, Michigan 49630-0276
                                Telephone: (231) 326-5563
                                Facsimile: (231) 326-6005

          With a copy to:       Miller, Johnson, Snell & Cummiskey, P.L.C.
                                250 Monroe Avenue, N.W., Suite 800
                                Grand Rapids, Michigan 49503-2250
                                Attention: Robert R. Stead
                                Telephone: (616) 831-1756
                                Facsimile: (616) 988-1756

          If to Sellers:        Dennis Chiavelli
                                Smart & Final Inc.
                                600 Citadel Drive
                                Commerce, California 90040
                                Telephone: (323) 869-7736
                                Facsimile: (323) 869-6707

          With a copy to:       Donald G. Alvarado
                                Smart & Final Inc.
                                600 Citadel Drive
                                Commerce, California 90040
                                Telephone: (323) 869-7697
                                Facsimile: (323) 869-7862

          With a copy to:       Sue Mullins
                                Smart & Final Inc.
                                600 Citadel Drive
                                Commerce, California 90040
                                Telephone: (323) 869-7741
                                Facsimile: (323) 869-7871

          With a copy to:       Skadden, Arps, Slate, Meagher & Flom LLP
                                Four Times Square
                                New York, New York 10036
                                Attention: Jeffrey W. Tindell
                                Telephone: (212) 735-3380
                                Facsimile: (212) 735-3597

          And a copy to:        Foley & Lardner
                                2029 Century Park East, Suite 3500
                                Los Angeles, California 90067-3021
                                Attention: Richard W. Lasater II
                                Telephone: (310) 975-7726
                                Facsimile: (310) 557-8475

          If to Escrow Agent:   Wells Fargo Bank, N.A.
                                Corporate Trust Services
                                707 Wilshire Blvd., 17th Floor
                                Los Angeles, California 90017
                                Attention: Sandy Chan
                                Telephone: (213) 614-5854
                                Facsimile: (213) 614-3355

               (c) Jurisdiction.

                    (1) In the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto consents to submit itself to the personal jurisdiction of any federal court in the state of Delaware and, in case such court refuses jurisdiction then each of the parties consents to submit itself to the personal jurisdiction of any state court in the state of Delaware. Each of the parties further agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and agrees that, except as permitted pursuant to this Section 14(c), it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court other than a federal court in the state of Delaware.

                    (2) In the event the state court specified in Section 14(c)(1) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Seller Parties against any of the Buyer Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                         (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Western District of Michigan (and each appellate court thereof) or any state court in the state of Michigan;

                         (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan shall be deemed to be a convenient forum; and

                         (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

                    (3) In the event the state court specified in Section 14(c)(1) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Buyer Parties against any of the Seller Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                         (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Central District of California (and each appellate court thereof) or any state court in the state of California;

                         (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California shall be deemed to be a convenient forum; and

                         (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

                    (4) The parties hereby waive any right to a jury trial.

               (d) Further Assurances. From time to time, at the request of the other party hereto and at the expense of the party so requesting, each of the parties hereto shall execute and deliver to such requesting party such documents and take such other action as such requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

               (e) Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and
(c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

               (f) Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties to be charged with the amendment.

               (g) Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights or obligations under this Agreement without the prior consent of the other parties, except that (i) GFS Holding may assign any of its rights under this Agreement to any Affiliate of GFS Holding, and (ii) any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or entity resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any entity succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

               (h) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

               (i) Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

               (j) Preamble; Recitals. The Recitals set forth in the Preamble hereto are hereby incorporated and made a part of this Agreement.

               (k) Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles.

               (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto by virtue of having drafted this Agreement or otherwise.

               (m) Dispute Resolution. Except as hereinafter provided in this
Section 14(m) all claims, controversies, differences, or disputes between or among any of the parties hereto arising from or relating to this Agreement, including claims by one party that another party or parties hereto have failed to perform any of their obligations hereunder (collectively, "Agreement Disputes"), shall be resolved as follows:

                    (1) Facilitative Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice, in the manner set forth in Section 14(b) hereof (a "Dispute Notice"), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration Association (the "AAA") in effect on the date of this Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Each party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

                    (2) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising from the other party's breach or such other relief as may be appropriate under the circumstances.

                    (3) Attorney Fees and Other Costs. The prevailing party in any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall be entitled to recover the reasonable fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

                    (4) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or federal courts pursuant to the procedures set forth in Section 14(c) of Delaware without having to submit the matter or Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party's rights or ability to seek such monetary award or relief in another action or proceeding.

               (n) Counterparts. This Agreement may be executed in two or more counterparts, each or which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          IN WITNESS WHEREOF, Sellers and Buyers and Escrow Agent have executed this Agreement as of the date set forth in the first paragraph hereof.

                                               SELLERS:

                                               SFI:

                                               SMART & FINAL INC.


                                               By: /s/ Donald G. Alvarado
                                                  ------------------------------
                                               Its: Donald G. Alvarado
                                                   -----------------------------
                                                    Senior Vice President and
                                                     Secretary

                                               SF STORES:

                                               SMART & FINAL STORES CORPORATION


                                               By: /s/ Donald G. Alvarado
                                                  ------------------------------
                                               Its: Donald G. Alvarado
                                                   -----------------------------
                                                    Senior Vice President and
                                                     Secretary

                                               AFD:

                                               AMERICAN FOODSERVICE DISTRIBUTORS


                                               By: /s/ Donald G. Alvarado
                                                  ------------------------------
                                               Its: Donald G. Alvarado
                                                   -----------------------------
                                                    Senior Vice President and
                                                     Secretary

                                               BUYERS:

                                               GFS HOLDING:

                                               GFS HOLDING, INC.


                                               By: /s/ David L. Gray
                                                  ------------------------------
                                               Its:
                                                   -----------------------------


                                               GFS ORLANDO:

                                               GFS ORLANDO, LLC


                                               By: /s/ David L. Gray
                                                  ------------------------------
                                               Its:
                                                   -----------------------------


                                               GFS STORES:

                                               GFS STORES, LLC


                                               By: /s/ David L. Gray
                                                  ------------------------------
                                               Its:
                                                   -----------------------------


                                               ESCROW AGENT:

                                               WELLS FARGO BANK, N.A.


                                               By: /s/ Sandy Chan
                                                  ------------------------------
                                               Its:    Sandy Chan
                                                   -----------------------------
                                                       Vice President

                                     ANNEX I

                                  Fee Schedule

1. Annual escrow fee           $2,000
2. Reimbursement of expenses   $1,000 advance

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made on
September    , 2003, by and between SMART & FINAL STORES CORPORATION, a
          ---
California corporation (the "Seller"), and GFS STORES, LLC, a Delaware limited liability company (the "Buyer") "), and is joined in by SMART & FINAL INC., a Delaware corporation (the "Seller Shareholder" and, together with the Seller, the "Seller Parties"). The assignment and assumption accomplished by this Agreement is made in connection with a certain Asset Purchase Agreement dated as of August 6, 2003, by and among the Seller and the Buyer, among others (the "Asset Purchase Agreement"). The Seller Shareholder owns all of the issued and outstanding equity securities of the Seller and is a party to numerous contracts that benefit the Seller. The Seller Shareholder joins in this Agreement to assign to the Buyer any rights the Seller Shareholder may have under such contracts. Unless the context specifically indicates otherwise, capitalized terms used herein shall have the meanings assigned to such terms in the Asset Purchase Agreement.

          The Seller Parties hereby assign, transfer, and convey to the Buyer all of their right, title, and interest in and to the Assumed Contracts relating to the Retail Store Business, and the Buyer hereby assumes, accepts, and undertakes and agrees to fully assume, pay, perform, and discharge when due all of the Assumed Liabilities relating to the Retail Store Business. The Seller Parties, jointly and severally, represent and warrant to the Buyer that all material consents and approvals required for the assignment, transfer, and conveyance of the Assumed Contracts relating to the Retail Store Business have been obtained.

          Except for the Assumed Liabilities relating to the Retail Store Business, the Buyer does not assume and shall not be obligated to pay, perform, or discharge any liability, obligation, debt, charge, or expense of the Seller Parties of any kind, description, or character, whether accrued, absolute, contingent, or otherwise, or whether or not disclosed to the Buyer in the Asset Purchase Agreement, the Schedules to the Asset Purchase Agreement, or otherwise. Without limiting the generality of the foregoing, except for the Assumed Liabilities relating to the Retail Store Business, the Buyer does not assume and shall not be obligated to pay, perform, or discharge any of the liabilities or obligations of the Seller Parties, whether or not asserted before or after the Closing Date.

          This Agreement shall be governed by and interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to conflicts of law principles (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Delaware.

                  [Remainder of page intentionally left blank]

                   Signed as of the date first written above.

                                                SELLER:

                                                SMART & FINAL STORES CORPORATION


                                                By /s/ Donald G. Alvarado
                                                  ------------------------------

                                                   Its  Senior Vice President &
                                                      --------------------------
                                                        Secretary

                                                SELLER SHAREHOLDER:

                                                SMART & FINAL INC.


                                                By /s/ Donald G. Alvarado
                                                  ------------------------------

                                                   Its Senior Vice President &
                                                      --------------------------
                                                       Secretary

                                                BUYER:

                                                GFS STORES, LLC


                                                By /s/ Jeff Maddox
                                                  ------------------------------

                                                   Its  Autorized Agent
                                                      --------------------------

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made on
September    , 2003, by and between AMERICAN FOODSERVICE DISTRIBUTORS, a
          ---
California corporation (the "Seller"), and GFS ORLANDO, LLC, a Delaware limited liability company (the "Buyer"), and is joined in by SMART & FINAL INC., a Delaware corporation (the "Seller Shareholder" and, together with the Seller, the "Seller Parties"). The assignment and assumption accomplished by this Agreement is made in connection with a certain Asset Purchase Agreement dated as of August 6, 2003, by and among the Seller and the Buyer, among others (the "Asset Purchase Agreement"). The Seller Shareholder owns all of the issued and outstanding equity securities of the Seller and is a party to numerous contracts that benefit the Seller. The Seller Shareholder joins in this Agreement to assign to the Buyer any rights the Seller Shareholder may have under such contracts. Unless the context specifically indicates otherwise, capitalized terms used herein shall have the meanings assigned to such terms in the Asset Purchase Agreement.

          The Seller Parties hereby assign, transfer, and convey to the Buyer all of their right, title, and interest in and to the Assumed Contracts relating to the Meat Processing Business, and the Buyer hereby assumes, accepts, and undertakes and agrees to fully assume, pay, perform, and discharge when due all of the Assumed Liabilities relating to the Meat Processing Business. The Seller Parties, jointly and severally, represent and warrant to the Buyer that all material consents and approvals required for the assignment, transfer, and conveyance of the Assumed Contracts relating to the Meat Processing Business have been obtained.

          Except for the Assumed Liabilities relating to the Meat Processing Business, the Buyer does not assume and shall not be obligated to pay, perform, or discharge any liability, obligation, debt, charge, or expense of the Seller Parties of any kind, description, or character, whether accrued, absolute, contingent, or otherwise, or whether or not disclosed to the Buyer in the Asset Purchase Agreement, the Schedules to the Asset Purchase Agreement, or otherwise. Without limiting the generality of the foregoing, except for the Assumed Liabilities relating to the Meat Processing Business, the Buyer does not assume and shall not be obligated to pay, perform, or discharge any of the liabilities or obligations of the Seller Parties, whether or not asserted before or after the Closing Date.

          This Agreement shall be governed by and interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to conflicts of law principles (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Delaware.

                   Signed as of the date first written above.

                                               SELLER:

                                               AMERICAN FOODSERVICE DISTRIBUTORS


                                               By  /s/ Donald G. Alvarado
                                                  ------------------------------

                                                  Its  Secretary
                                                      --------------------------


                                               SELLER SHAREHOLDER:

                                               SMART & FINAL INC.


                                               By  /s/ Donald G. Alvarado
                                                  ------------------------------

                                                  Its  Senior Vice President
                                                      --------------------------
                                                       Secretary

                                               BUYER:

                                               GFS ORLANDO, LLC


                                               By  /s/ Jeff Maddox
                                                  ------------------------------

                                                  Its  Autorized Agent
                                                      --------------------------

                            NONCOMPETITION AGREEMENT

          THIS NONCOMPETITION AGREEMENT (this "Agreement") is entered into as of September 7, by and between SMART & FINAL INC., a Delaware corporation ("SFI"), AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores" and, together with SFI and AFD, collectively, the "Sellers"), and GFS HOLDING, INC., a Delaware corporation ("GFS Holding"), HENRY LEE COMPANY, a Florida corporation ("Henry Lee"), GFS STORES, LLC, a Delaware limited liability company ("GFS Stores"), and GFS ORLANDO, LLC, a Delaware limited liability company ("GFS Orlando" and, together with GFS Holding, Henry Lee and GFS Stores, collectively, the "Buyers"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Share Purchase Agreement (as defined below).

                                    RECITALS

          A. Pursuant to that certain Share Purchase Agreement (the "Share Purchase Agreement"), dated August 6, 2003, by and between SFI, AFD and GFS Holding, GFS Holding will purchase all of the issued and outstanding equity securities of Henry Lee; and pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated August 6, 2003, by and among Sellers and GFS Holding, GFS Stores and GFS Orlando, GFS Holding, GFS Stores and GFS Orlando will, directly or indirectly, acquire from Sellers certain of the assets of SF Stores and all of the assets of the Orlando Foodservice division of AFD ("OFS") (collectively, the "Assets").

          B. Sellers are, directly or indirectly, respectively, the owners of all of the issued and outstanding equity securities of Henry Lee, and of the Assets.

          C. Henry Lee, SF Stores and OFS are engaged in the foodservice distribution, retail food store, and meat processing business in the State of Florida (collectively, the "Business").

          D. Following the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement, Buyers will continue to operate the Business.

          E. Buyers have required as a material condition to the closing of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement that Sellers agree to the restrictions and covenants contained in this Agreement.

                                    AGREEMENT

          In consideration of the recitals set forth above and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. Non-Competition.

               (a) Definition of Competitor. As used in this Agreement, "Competitor" means any person, corporation, partnership, association, joint venture or other organization or entity that now or hereafter engages in or attempts to engage in any aspect of the Business in the states of Florida, Michigan, Illinois, Indiana and Ohio, or any aspect of the foodservice business in the Caribbean, Central America or South America (specifically excluding Mexico from this definition) (the "Territory").

               (b) Covenant Not To Compete. The Sellers covenant and agree that they will not, during the Non-Competition Period (as defined below), directly or indirectly:

                    (i) engage in, continue in, or carry on, invest in, own, manage, operate, finance or control, or participate in the ownership, management, operation, finance or control, of any business that competes in any aspect of the Business in the Territory, including, without limitation, owning or controlling any financial interest in any Competitor in the Territory; or

                    (ii) be retained by, employed by, consult with, advise or assist in any way, whether or not for consideration, any Competitor in any aspect of the Business in the Territory; or

                    (iii) neither for itself or any other Person, induce or attempt to induce any customer, supplier, licensee or business relation of Buyers or any entity controlled by or under common control with any Buyer entity that may subsequently operate the Business to cease doing business with Buyers with respect to the Business in the Territory or in any way interfere with the relationship between any customer, supplier, licensee or business relation of Buyers with respect to the Business in the Territory;

                    (iv) neither for itself or any other Person, solicit the business of any Person known to be a customer of Buyers with respect to the Business in the Territory, whether or not Sellers had prior contact with such Person; or

                    (v) engage in any practice the purpose of which is to evade the provisions of this covenant not to compete;

provided, however, that the none of the foregoing shall prohibit the ownership of securities of a corporation that is listed on a national securities exchange or traded in the national over-the-counter market in an amount that does not exceed five percent (5%) of the outstanding shares of any such corporation.

          2. Term.

               (a) The covenants stated in Section 1 (the "Covenants") shall be effective from the date of this Agreement to and including the second (2nd) anniversary of the Closing Date of the Share Purchase Agreement (the "Non-Competition Period").

               (b) In the event of a material breach by Sellers of any covenant set forth above, the Noncompetition Period shall be extended by the amount of time during which such breach continues.

          3. Remedies. All remedies, either under this Agreement or by law or otherwise afforded to Buyers and their respective successors and assigns, shall be cumulative and not alternative. Sellers acknowledge and agree that the provisions and restrictions contained in Sections 1 and 2 are not overbroad, are not overlong, and are reasonably necessary to protect the legitimate continuing business interests of Buyers, that any violation or breach of such provisions and restrictions will result in irreparable injury to Buyers for which a remedy at law would be inadequate and that, in addition to any relief for damages that may be available to Buyers for such violation or breach, and regardless of any other provision contained in this Agreement, Buyers shall be entitled to such injunctive and other equitable relief as a court may grant after considering the intent of Sections 1 and 2.

          4. Enforceability. If any court determines that any of the Covenants, or any parts thereof, are invalid or unenforceable, the other Covenants and the remainder of any of the Covenants so impaired shall not thereby be affected and shall be given full effect, without regard to the invalid portions. If any court determines that any of the Covenants, or any parts thereof, are unenforceable because of the duration or geographic scope thereof, the parties agree that the duration or geographic scope of such Covenants, or any parts thereof, shall be the maximum duration or geographic scope, as the case may be, provided by law, of such Covenants, and, in such reduced form, such Covenants shall then be enforceable.

          5. Notices. All necessary notices, demands, requests and other communications required or permitted to be given hereunder shall in every case be in writing and shall be deemed duly given (a) when delivered personally, (b) upon receipt or refusal of receipt, if sent by registered or certified mail, in all such cases with postage prepaid, return receipt requested, or (c) the next business day if delivered by a recognized overnight courier service, airbill prepaid, designated for next business day delivery, to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing:

          If to Buyers:     Steve Plakmeyer
                            Gordon Food Service, Inc.
                            P.O. Box 2172 Grand Rapids,
                            Michigan 49501

          and to:           David L. Gray
                            11092 Lake Michigan Drive
                            P.O. Box 276 Empire,
                            Michigan 49630-0276

          With a copy to:   Miller, Johnson, Snell & Cummiskey, P.L.C.
                            250 Monroe Avenue, N.W., Suite 800
                            Grand Rapids, Michigan 49503-2250
                            Attention: Robert R. Stead

          If to Sellers:    Dennis Chiavelli
                            Smart & Final, Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Skadden, Arps, Slate, Meagher & Flom LLP
                            Four Times Square
                            New York, New York 10036
                            Attention: Jeffrey W. Tindell

          and a copy to:    Foley & Lardner
                            2029 Century Park East, Suite 3500
                            Los Angeles, California  90067-3021
                            Attention: Richard W. Lasater II

          6. Jurisdiction.

               (a) In the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto consents to submit itself to the personal jurisdiction of any federal court in the state of Delaware and, in case such court refuses jurisdiction then each of the parties consents to submit itself to the personal jurisdiction of any state court in the state of Delaware. Each of the parties further agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and agrees that, except as permitted pursuant to this Section 6, it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court other than a federal court in the state of Delaware.

               (b) In the event the state court specified in Section 6(a) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Seller Parties against any of the Buyer Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                    (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Western District of Michigan (and each appellate court thereof) or any state court in the state of Michigan;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (c) In the event the state court specified in Section 6(a) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Buyer Parties against any of the Seller Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                    (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Central District of California (and each appellate court thereof) or any state court in the state of California;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (d) In the event the state court specified in Section 6(a) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then in addition to the jurisdictions available to the parties under Sections 6(b) and 6(c) above, any party also may commence a proceeding for damages or equitable relief for alleged breach of this Agreement in any state or federal court of the jurisdiction where the alleged breach occurs.

               (e) The parties hereby waive any right to a jury trial.

          7. Further Assurances. From time to time, at the request of the other party hereto and at the expense of the party so requesting, each of the parties hereto shall execute and deliver to such requesting party such documents and take such other action as such requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

          8. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in the Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

          9. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties to be charged with the amendment.

          10. Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights under this Agreement without the prior consent of the other parties except that Buyer may assign any of its rights under this Agreement to any Affiliate of Buyer. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

          11. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          12. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or

Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

          13. Preamble; Recitals. The Recitals set forth in the Preamble hereto are hereby incorporated and made a part of this Agreement.

          14. Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles.

          15. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto by virtue of having drafted this Agreement or otherwise.

          16. Dispute Resolution. Except as hereinafter provided in this Section 16, all claims, controversies, differences, or disputes between or among any of the parties hereto arising from or relating to this Agreement, including claims by one party that another party or parties hereto have failed to perform any of their obligations hereunder (collectively, "Agreement Disputes"), shall be resolved as follows:

               (a) Facilitative Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice, in the manner set forth in Section 5 hereof (a "Dispute Notice"), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration Association (the "AAA") in effect on the date of this Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Each party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

               (b) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising from the other party's breach or such other relief as may be appropriate under the circumstances.

               (c) Attorney Fees and Other Costs. The prevailing party in any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall be entitled to recover the reasonable fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

               (d) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or federal courts pursuant to the procedures set forth in
Section 6 without having to submit the matter or Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party's rights or ability to seek such monetary award or relief in another action or proceeding.

          17. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          IN WITNESS WHEREOF, Sellers and Buyers have executed this Non-Competition Agreement as of the date set forth in the first paragraph hereof.

                                            "SFI"

                                            SMART & FINAL INC.
                                            a Delaware corporation


                                            By:  /s/ Dennis Chiavelli
                                               ---------------------------------

                                            Its:
                                                --------------------------------


                                            "AFD"

                                            AMERICAN FOODSERVICE DISTRIBUTORS
                                            a California corporation


                                            By:  /s/ Dennis Chiavelli
                                               ---------------------------------

                                            Its:
                                                --------------------------------


                                            "SF Stores"

                                            SMART & FINAL STORES CORPORATION
                                            a California corporation


                                            By:  /s/ Dennis Chiavelli
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            "GFS Holding"

                                            GFS HOLDING, INC.
                                            a Delaware corporation


                                            By: /s/ David L. Gray
                                               ---------------------------------

                                            Its:
                                                --------------------------------


                                            "Henry Lee"

                                            HENRY LEE COMPANY
                                            a Florida corporation


                                            By: /s/ David L. Gray
                                               ---------------------------------

                                            Its:
                                                --------------------------------


                                            "GFS Stores"

                                            GFS STORES, LLC
                                            a Delaware limited liability company

                                               By:  GFS HOLDING, INC.
                                               Its: Manager


                                            By: /s/ David L. Gray
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                                            "GFS Orlando"

                                            GFS Orlando, LLC
                                            a Delaware limited liability company

                                               By:  GFS HOLDING, INC.
                                               Its: Manager


                                            By: /s/ David L. Gray
                                               ---------------------------------

                                            Its:
                                                --------------------------------

                   SOFTWARE LICENSE, USE AND SUPPORT AGREEMENT

          THIS SOFTWARE LICENSE, USE AND SUPPORT AGREEMENT (this "Agreement"), effective as of the 7th day of September, 2003, is made by and between SMART & FINAL INC., a Delaware corporation ("SFI"), AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores" and, together with SFI and AFD, the "Licensors"), and GFS HOLDING, INC., a Delaware corporation ("GFSH"), HENRY LEE COMPANY, a Florida corporation ("Henry Lee"), GFS ORLANDO, LLC, a Delaware limited liability company ("GFS Orlando"), and GFS STORES, LLC, a Delaware limited liability company ("GFS Stores" and, together with GFSH, Henry Lee and GFS Orlando, the "Licensees").

                                    RECITALS

     A. SFI is the record and beneficial owner of all of the issued and outstanding equity securities of AFD and SF Stores. SF Stores is engaged in the retail food store business in the State of Florida and operates from several locations within that state (the "Retail Store Business").

     B. AFD is the record and beneficial owner of all of the issued and outstanding common shares of Henry Lee, through which AFD conducts a foodservice distribution business in the State of Florida (the "Foodservice Business").

     C. In addition to the Foodservice Business, AFD also operates, among other things, a fresh meat processing business in the State of Florida under the name "Orlando Food Service" (the "Meat Processing Business" and, together with the Retail Store Business and the Foodservice Business, the "Florida Business").

     D. Licensors have historically used both proprietary and commercially available computer software from their California operations in the conduct of the Florida Business. Licensors have also provided technical support to the Florida Business with respect to this software.

     E. Pursuant to a Share Purchase Agreement dated August 6, 2003 (the "Share Purchase Agreement"), GFSH is on the date of this Agreement acquiring from SFI and AFD all of the issued and outstanding equity securities of Henry Lee.

     F. In a separate related transaction, GFSH's wholly-owned subsidiaries, GFS Orlando and GFS Stores, will acquire from AFD and SF Stores, respectively, substantially all of the assets used or useful in the operation of the Meat Processing Business and the Retail Store Business pursuant to an Asset Purchase Agreement dated August 6, 2003 (the "Asset Purchase Agreement" and, together with the Share Purchase Agreement, the "Purchase Agreements").

     G. One of the conditions to the closing of the transactions contemplated by each of the Purchase Agreements is the granting by Licensors to Licensees of a fee-free license to use the

Smart & Final proprietary computer software identified on the attached Exhibit A (the "Licensor Proprietary Software"), as well as the right to use certain third-party computer operating systems (the "OEM Software" and, together with the Licensor Proprietary Software, the "Software") identified on the attached Exhibit A used in the conduct of the Florida Business, under Licensors' licenses with the third-party vendors, for a limited period of time. This Agreement does not operate to grant any license in the OEM Software. This Agreement is being entered into by the parties as required by the Purchase Agreements.

                                    AGREEMENT

     In consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensors and Licensees agree as follows:

     1. Grant of License for Licensor Proprietary Software. Licensors grant to Licensees, and Licensees accept, subject to the restrictions set forth in this Agreement, a non-transferable, non-exclusive license (the "License") to use the Licensor Proprietary Software and related Documentation as identified on the attached Exhibit A, including any updates or new releases related thereto that are developed by or at the request of the Licensors during the Term to ensure the reliability and continued functionality thereof. The scope and limitations of the License are set forth on Exhibit A. For purposes of this Agreement, the term "Documentation" shall mean all of the system specifications, help files (including online help materials accessible through the Licensor Proprietary Software), and technical manuals, and all other user instructions regarding the capabilities, operation, and use of the Licensor Proprietary Software.

     2. Permission to Use OEM Software. Licensors grant to Licensees permission to use the OEM Software (hereinafter the "OEM Software"), for the Term and subject to all of the terms and conditions of Licensors' licenses with the third party manufacturers of the OEM Software that are applicable to Licensors.

     3. License Restrictions. Neither Licensees nor their agents shall (i) reverse engineer, decompile, or disassemble the Software (except as may be reasonably necessary to provide compatibility with Licensees' software for use solely in the Florida Business); (ii) assign, sublicense, rent, timeshare, loan, lease or otherwise transfer the Software; or (iii) remove any proprietary notices (e.g., copyright and trademark notices) from the Software. Except as may be provided herein, Licensors reserve all right, title, and interest in and to the Licensor Proprietary Software and all derivative works. The vendors of the OEM Software reserve all right, title and interest in and to the OEM Software.

     4. Technical Support. During the Term and subject to third party OEM vendors' approval (in the case of the OEM Software only), Licensors will provide Licensees with updates, modifications or changes to the Software which are developed by or at the request of Licensors or become available from applicable third party vendors during the Term and are reasonably necessary to correct errors, and ensure continued efficient operation of the Software. All such updates, enhancements, modifications or changes shall be included in the definitions of Software. In addition, Licensors shall provide or cause to be provided to Licensees reasonable technical support (which may be provided via e-mail, telephone, or other reasonable means of communication) in order to ensure the continued efficient operation of the Software.

     5. Confidentiality

          5.1 Definition. Each party agrees that all confidential or proprietary information supplied by one party and its affiliates and agents (collectively, the "Disclosing Party") to the other (the "Receiving Party") in connection with this Agreement, including, without limitation, (i) source and object code, prices, trade secrets, business processes, mask works, databases, hardware, software, designs and techniques, programs, engine protocols, models, displays and manuals, and the selection, coordination, and arrangement of the contents of such materials and (ii) any unpublished information concerning research activities and plans, customers, marketing or sales plans, sales forecasts or results of marketing efforts, pricing or pricing strategies, costs, operational techniques, strategic plans, customer information, and unpublished financial information, including information concerning revenues, profits and profit margins that does not relate to the Florida Business, will be deemed confidential and proprietary to the Disclosing Party, regardless of whether such information was disclosed intentionally or unintentionally or marked as "confidential" or "proprietary" ("Confidential Information"). Neither party shall have any obligation with respect to Confidential Information which: (i) is or becomes generally known to the public by any means other than a breach of the obligations of the Receiving Party; (ii) was previously known to the Receiving Party or rightly received by the Receiving Party from a third party; (iii) is independently developed by the Receiving Party; or (iv) is subject to disclosure under court order or other lawful process.

          5.2 Obligations of Licensees. Licensees agree not to make Licensors' Confidential Information available in any form to any unauthorized third party or to use Licensors' Confidential Information for any purpose other than as specified in this Agreement. Licensees agree to take all reasonable steps to ensure that Confidential Information of Licensors is not disclosed or distributed by its employees, agents or contractors in violation of the provisions of this Agreement. Licensors' Confidential Information shall remain its sole and exclusive property. Licensees acknowledge that any use or disclosure of Licensors' Confidential Information other than as specifically provided for in this Agreement may result in irreparable injury and damage to the Licensors. Accordingly, Licensees hereby agree that, in the event of use or disclosure other than as specifically provided for in this Agreement, Licensors may be entitled to equitable relief as granted by any appropriate judicial body.

          5.3 Obligations of Licensors. Licensors agree not to make Licensees' Confidential Information available in any form to any unauthorized third party or to use Licensees' Confidential Information for any purpose other than as specified in this Agreement. Licensors agree to take all reasonable steps to ensure that Confidential Information of Licensees is not disclosed or distributed by its employees, agents or contractors in violation of the provisions of this Agreement. Licensees' Confidential Information shall remain its sole and exclusive property. Licensors acknowledge that any use or disclosure of Licensees' Confidential Information other than as specifically provided for in this Agreement may result in irreparable injury and damage to the Licensees. Accordingly, Licensors hereby agree that, in the event of use or disclosure other than as specifically provided for in this Agreement, Licensees may be entitled to equitable relief as granted by any appropriate judicial body.

     6. Term. The term of this Agreement (the "Term") shall commence on the date hereof and shall continue for a period not to exceed one hundred eighty (180) days, or until terminated as provided in Section 7 herein, or by mutual written agreement of the parties. Upon termination or expiration of this Agreement, Licensees agree to immediately discontinue all use of, and deliver to Licensors, the Licensor Proprietary Software, Documentation, and the OEM Software, and acknowledge that all rights in the Licensor Proprietary Software, Documentation and OEM Software shall remain the property of Licensors, or the applicable third-party vendors.

     7. Termination. If either party materially defaults in the performance of any of its obligations under this Agreement, which default is not substantially cured within thirty (30) days after written notice is given to the defaulting party specifying the default, the party not in default may, by giving written notice thereof to the defaulting party, terminate this Agreement and pursue all remedies for such breach available at law or in equity.

     8. Licensors' Warranties. Licensors, jointly and severally, warrant to Licensees as follows:

          (a) Licensors warrant that they have the full power, capacity and authority to enter into and perform this Agreement and to make the grant of rights contained herein and that to the best of Licensors' knowledge, and provided that Licensees do not exceed the scope of the license and permissions granted hereunder, Licensees' use of the Software as permitted hereunder will not infringe the patent, copyright, trade mark, trade secret, or other proprietary rights of any third party, and further warrant that there is currently no actual or, to the best of their knowledge, threatened suit by any such third party based on an alleged violation of such right by Licensors.

          (b) Licensors warrant that during the Term, the Software shall materially conform to the requirements set forth in this Agreement and, to the extent not inconsistent with the foregoing, the Documentation (collectively, the "Specifications") and function in a manner consistently with its functionality prior to the date of this Agreement.

     9. Licensors' Indemnification. Licensors shall indemnify, defend, and hold harmless Licensees and their shareholders, directors, officers, managers, members, agents, employees, members, subsidiaries and successors in interest from any claim, liability and expense, including reasonable attorneys' fees, arising out of any claim that Licensees' permitted use of the Software infringes the patent, copyright, trade mark, trade secret or other proprietary rights of a third party. In the event a claim of infringement is asserted, Licensors shall procure for Licensees the right to continue using the Software pursuant to this Agreement. Any costs associated with implementing either of the above alternatives will be borne by Licensors.

     10. Licensees' Indemnification. Licensees shall indemnify, defend, and hold harmless Licensors and their directors, officers, agents, employees, members, subsidiaries and successors in interest from any claim, liability and expense, including reasonable attorneys' fees, arising out of Licensee's exceeding the scope of the License and the permissions granted hereunder with respect to Licensees' use of the OEM Software including, but not limited to, Licensees' continuing to use the OEM Software beyond the Term of this Agreement.

     11. DISCLAIMER.

          (a) EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, LICENSORS MAKE NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, QUIET ENJOYMENT, QUALITY OF INFORMATION, OR TITLE/NON-INFRINGEMENT AND ALL SUCH WARRANTIES ARE HEREBY SPECIFICALLY DISCLAIMED.

          (b) LICENSEE UNDERSTANDS AND ACKNOWLEDGES THAT THE SYSTEMS ARE NOT GTIN 2005 OR RSS COMPLIANT, AND LICENSOR WILL NOT PROVIDE UPDATES TO THE SYSTEMS AND HARDWARE TO ALLOW THEM TO MEET GTIN 2005 AND RSS REQUIREMENTS. IN ADDITION, THE ELECTRONIC PAYMENT SYSTEMS ARE NOT TRIPLE DES/DUKPT COMPLIANT, AND LICENSOR WILL NOT PROVIDE UPDATES TO THE SYSTEMS AND HARDWARE TO ALLOW THEM TO MEET TRIPLE DES/DUKPT REQUIREMENTS.

     12. License Fees. Provided Licensees do not exceed the scope of the License and permissions granted under this Agreement, there shall be no license fees owed or payable to Licensors.

     13. Notices. All notices, requests, demands or other communications required or permitted to be given under this Agreement shall be in writing and shall be effective when delivered if personally delivered or three (3) days after mailing if mailed by registered or certified mail with postage prepaid, return receipt requested, and addressed to the parties at the addresses set forth in Section 12.4 of each of the Purchase Agreements or at such other addresses as the parties may designate in writing by providing notice thereof in compliance with this paragraph.

     14. Amendment. No provision of this Agreement may be modified except by a written document signed by a duly authorized representative of each of the parties.

     15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and to their respective assigns. This Agreement cannot be assigned by any party except upon the express prior written consent of the other parties hereto, which shall not be unreasonably withheld, conditioned or delayed.

     16. Severability. If any provisions of this Agreement shall be prohibited or unenforceable by any applicable law, the provision shall be ineffective only to the extent and for the duration of the prohibition of unenforceability, without invalidating any of the remaining provisions.

     17. Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles. Any dispute arising out of this Agreement shall be resolved in accordance with the procedures set forth in Section 12.5 of each of the Purchase Agreements.

     18. Entire Agreement. The terms and conditions of this Agreement, together with the terms and conditions of the attached Exhibits, constitute the entire agreement between Licensees and Licensors with respect to the subject matter of this Agreement and supersedes all earlier agreements and understandings, oral and written, between the parties.

     19. Counterparts. This Agreement may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts shall together constitute one and the same instrument.

     20. Construction. This Agreement shall be deemed to represent the mutual intent of the parties hereto and no rule of strict construction shall be applied against any party by virtue of having drafted this Agreement.

     21. Survival. The following provisions shall survive any termination or expiration of this Agreement: Sections 5 (Confidentiality), 9 (Licensors' Indemnification), 10 (Licensees' Indemnification), 18 (Entire Agreement), 21 (Survival).

     Licensors and Licensees have caused this Agreement to be signed as of the day and year first above written.

                                              LICENSORS:

                                              SFI:

                                              SMART & FINAL INC.


                                              By: /s/ Donald G. Alvarado
                                                 -------------------------------

                                                   Its:
                                                       -------------------------


                                              AFD:

                                              AMERICAN FOODSERVICE DISTRIBUTORS


                                              By: /s/ Donald G. Alvarado
                                                 -------------------------------

                                                   Its:
                                                       -------------------------


                                              SF STORES:

                                              SMART & FINAL STORES CORPORATION


                                              By: /s/ Donald G. Alvarado
                                                 -------------------------------

                                                   Its:
                                                       -------------------------

                       [Signatures Continued On Next Page]

                                              LICENSEES:

                                              GFSH:

                                              GFS HOLDING, INC.


                                              By: /s/ David L. Gray
                                                 -------------------------------

                                                   Its:
                                                       -------------------------


                                              HENRY LEE:

                                              HENRY LEE COMPANY


                                              By: /s/ David L. Gray
                                                 -------------------------------

                                                   Its:
                                                       -------------------------


                                              GFS ORLANDO:

                                              GFS ORLANDO, LLC


                                              By: /s/ David L. Gray
                                                 -------------------------------

                                                   Its:
                                                       -------------------------


                                              GFS STORES:

                                              GFS STORES, LLC


                                              By: /s/ David L. Gray
                                                 -------------------------------

                                                   Its:
                                                       -------------------------

                                   EXHIBIT "A"

Licensor Proprietary Software

Cash Proof
DSD
POS End of Day Processing
Inventory Adjustment
Price Change System
Host Price Verify
shelf Tags
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

                    TRADENAME AND TRADEMARK LICENSE AGREEMENT

          THIS TRADENAME AND TRADEMARK LICENSE AGREEMENT (this "Agreement") is entered into and effective as of September 7, 2003 (the "Effective Date"), by and between SMART & FINAL INC., a Delaware corporation ("SFI"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores"), and AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD" and, together with SFI and SF Stores, the "Licensors"), GFS HOLDING, INC., a Delaware corporation ("GFS Holding"), HENRY LEE COMPANY, a Florida corporation ("Henry Lee"), GFS STORES, LLC, a Delaware limited liability company ("GFS Stores"), and GFS ORLANDO, LLC, a Delaware limited liability company ("GFS Orlando" and, together with GFS Holding, Henry Lee and GFS Stores, the "Licensees").

                                    RECITALS

          A. Henry Lee, SF Stores and AFD (through a division operated under the name "Orlando Foodservice") are engaged in the foodservice distribution, retail food store, and meat processing businesses, respectively, in the State of Florida (the "Businesses").

          B. Pursuant to that certain Share Purchase Agreement (the "Share Purchase Agreement"), dated August 6, 2003, by and between SFI and AFD and GFS Holding, GFS Holding will purchase all of the issued and outstanding equity securities of Henry Lee. In a separate related transaction and pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated August 6, 2003, by and among GFS Holding, GFS Orlando and GFS Stores, and Licensors, GFS Stores and GFS Orlando will, directly or indirectly, acquire from Licensors certain of the assets of SF Stores related to the retail food store business in the State of Florida and all of the assets of AFD used in the operation of the meat processing business in the State of Florida.

          C. Following the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement, Licensees will operate the Businesses.

          D. Licensors are the owners of the trademarks (collectively, the "Trademarks") and the tradenames (collectively, the "Tradenames") described in Exhibit "A" attached hereto.

          E. Licensees desire to obtain a license to use the Trademarks and the Tradenames on the terms set forth below for a period of two (2) years after the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement.

          F. Licensees have required as a condition to the execution of the Share Purchase Agreement and the Asset Purchase Agreement that Licensors enter into this Agreement.

          NOW THEREFORE, in consideration of the premises set forth above, the representations and warranties set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Licensors and Licensees agree as follows:

                                    AGREEMENT

          1. Grant of License. On the terms and subject to the conditions set forth herein, Licensors hereby grant to Licensees a limited, non-transferable (except as may be provided herein) license ("License") to Use (as defined in Section 11 below) the Trademarks and Tradenames solely for purposes of conducting the Businesses. Licensees shall not have any right to sublicense the right to use the Trademarks or Tradenames to any third party.

          2. Exclusivity. Licensors grant to Licensees the exclusive right to Use the Trademarks and the Tradenames within the Territory (as defined in Section 11 below) during the term of this Agreement. Licensors covenant and agree not to use the Trademarks or the Tradenames, or any combination thereof, during the term of this Agreement within the Territory without the prior written consent of Licensees. The parties acknowledge that Licensor's use of the Internet, television and radio for advertising or other purposes in connection with its business outside the Territory shall not constitute a violation of the rights granted to Licensee hereunder.

          3. Restrictions. Except as expressly provided for herein, nothing contained in this Agreement will be deemed to grant to Licensees any right, title or interest in or to the Trademarks and Tradenames. Subject only to the License, Licensors shall own all right, title and interest in and to the Trademarks and Tradenames, including all Intellectual Property Rights and goodwill therein and thereto. Licensees shall not use the Trademarks and/or Tradenames with any activity that (a) disparages, or may be reasonably expected to have a disparaging effect on, Licensors or any of their affiliates, or any products or services of Licensors or their affiliates; or (b) violates or infringes any Intellectual Property Rights of Licensors or any third party. Licensees will not challenge or contest Licensors' ownership in, or the validity or scope of, any of the Trademarks or Tradenames in any jurisdiction, nor the validity of any licenses to any of the Trademarks and Tradenames granted by Licensors to any third party in any jurisdiction, and will not do anything inconsistent with Licensors' title, right and interest in and to the Trademarks and Tradenames, including any attempted registration of any of them, or any use or any attempted registration of any other trademark or service mark that is confusingly similar to any of the Trademarks or Tradenames.

          4. Form of Use. Licensees agree to use the Trademarks and the Tradenames in form and manner not materially inconsistent with Licensors' use immediately prior to the date hereof. Licensees further agree to use commercially reasonable efforts to maintain the quality of the products sold by each of them in connection with the Businesses at a level reasonably consistent with the level of quality typical of Licensors' products.

          5. Term. The term of this Agreement and the License granted herein shall commence on the Effective Date and shall continue for a period of two (2) years, unless sooner terminated as set forth in Section 6 or unless extended by mutual agreement by the parties.

          6. Termination. In the event that either party breaches this Agreement, then the non-breaching party may provide written notice to the breaching party indicating: (a) the nature and basis of such default with reference to the applicable provisions of this Agreement; (b) instructions for cure; and (c) the non-defaulting party's intention to terminate this Agreement. In the event that such default is not cured within thirty (30) days after such notice (or such longer cure period as the parties may agree upon), the non-defaulting party may terminate this Agreement upon written notice effective immediately to the breaching party.

          7. Effect of Termination. The terms and conditions of the following Sections will survive termination or expiration of this Agreement: Sections 3, 6, 8, 9, 12.1 through 12.3, and 13 through 21. In addition, the termination or expiration of this Agreement shall not relieve either party of any liability that accrued prior to such termination or expiration. Except as expressly provided in this Section 7, all other provisions of this Agreement shall terminate upon the expiration or termination hereof. Upon termination or expiration of this Agreement, Licensees' license and right to Use the Trademarks and Tradenames shall immediately and automatically terminate, all rights granted hereunder shall automatically revert to Licensors, Licensees shall immediately cease, completely and permanently, to Use the Trademarks and Tradenames and any name confusingly similar thereto in any manner or for any purpose, delete the same from their corporate or business name, and destroy all printed materials bearing the Trademarks and the Tradenames. Notwithstanding the foregoing, in the event of termination, Licensees shall have the right to Use the Trademarks and the Tradenames (a) to sell products that are on hand at the date of termination or expiration of this Agreement and with respect to those products that Licensees are obligated to purchase at such date, and (b) to carry out marketing projects to which Licensees have committed at the date of termination or expiration of this Agreement.

          8. Royalty-Free. The License shall be royalty-free. The License is being granted in consideration of the transactions described in the Asset Purchase Agreement and the Share Purchase Agreement and no further consideration shall be payable.

          9.   Indemnification

               9.1 Licensors shall defend Licensees and their affiliates, and their respective employees, officers, directors, managers, members, stockholders, consultants and other agents (collectively the "Licensees' Indemnified Parties") from any and all third-party Claims and Losses (as defined below) imposed on, incurred by or asserted against any of the Licensees' Indemnified Parties as a result of any alleged infringement by the Trademarks or Tradenames on any third party's legally enforceable Intellectual Property Rights. Licensors shall indemnify and hold the Licensees' Indemnified Parties harmless from any and all such Claims and Losses imposed on, incurred by or asserted against them. Licensors' obligation to defend and indemnify under this subsection shall be conditioned on the following: (a) Licensees shall promptly notify Licensors in writing of the claim, action or allegation (but, in any event, in a time frame that does not prejudice the rights of Licensors); (b) Licensees shall provide all reasonable cooperation, at Licensors' expense, with Licensors in the defense thereof; and (c) Licensors shall have sole control of the defense and all related settlement negotiations, but shall apprise Licensees of the status of any proceedings or negotiations, provided, however, that no such settlement shall materially and adversely affect Licensees right to Use the Trademarks and Tradenames in the Territory during the term of this Agreement.

               9.2 Licensors shall not have the obligation to defend, indemnify and hold the Licensees' Indemnified Parties harmless to the extent Claims and Losses imposed on, incurred by or asserted against the Licensees' Indemnified Parties as a result of (a) Licensees' gross negligence or willful tortious misconduct; or (b) any allegation of infringement to the extent such infringement is attributable to the fact that the Trademarks or Tradenames have not been Used in accordance with this Agreement.

               9.3 Licensees shall defend Licensors and their affiliates, and their respective employees, officers, directors, consultants and other agents (collectively the "Licensors' Indemnified Parties") from any and all third-party Claims and Losses imposed on, incurred by or asserted against any of the Licensors' Indemnified Parties arising out of Licensees' Use of the Trademarks and Tradenames in violation of this Agreement. Notwithstanding any of the foregoing, Licensors shall have the right, at their option and expense, to participate in the defense and related settlement negotiations of any claim, action or allegation to the extent it relates to the Trademarks and Tradenames, provided, however, that Licensors shall not settle any claim or action without Licensees' prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. If Licensors choose not to participate in the defense and related settlement negotiations as provided above, Licensees shall have the right to control the defense and related settlement negotiations, provided, however that Licensees shall not settle any claim or action without Licensors' prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. In the event Licensors choose not to participate in the defense and related settlement negotiations pursuant to this Section 9.3, Licensors shall use their best efforts to cooperate with Licensees in the defense thereof and Licensees shall be liable to Licensors for Licensors' reasonable expenses incurred in providing such cooperation.

               9.4 Unless otherwise stated herein, "Claims or Losses" means any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, judgments, and reasonable costs and expenses awarded to, or agreed to be paid to, a third party of whatever nature including, without limitation, (a) indirect, special, punitive, consequential or incidental loss or damage awarded to a third party

          (including, without limitation, by way of settlement) against a party entitled to indemnification under this Section, and (b) reasonable administrative costs, litigation costs, and auditors' and attorneys' fees, both in-house and outside counsel, and related disbursements.

               9.5 This Section 9 sets forth the entire liability of the Parties with respect to Claims or Losses arising out of or relating to any claims, actions, suits or other proceedings in connection with alleged infringement of Intellectual Property Rights by the Trademarks or Tradenames or the Use thereof by Licensees, and the exclusive remedy of the Licensees' Indemnified Parties and the Licensors' Indemnified Parties in connection with such Claims or Losses.

          10. Maintenance and Enforcement of Registrations. Licensors shall have the right and obligation to undertake such actions, including making applicable registrations and filings with the appropriate authorities, as are reasonably necessary to establish and protect the Trademarks and Tradenames in the Territory or in any other jurisdiction in the world. Licensors shall pay all costs or fees associated with any such actions, and Licensee shall provide all reasonable cooperation to Licensors with respect to such actions. Moreover, Licensors shall have the right to defend or prosecute any trademark infringement actions as may be necessary to protect the Trademarks or Tradenames in the Territory. Licensors shall have sole control of any such actions and all related settlement negotiations. Licensees shall, at Licensors' expense, provide all reasonable cooperation to Licensors (a) in assisting Licensors with respect to such actions and any related settlement negotiations upon Licensors' request, and (b) in protecting Licensors' rights in the Trademarks and Tradenames by giving prompt notice to Licensors of any infringement that Licensee becomes aware of.

          11. Certain Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings assigned to them below:

               11.1 "Territory" shall mean the States of Florida, Michigan, Illinois, Indiana and Ohio, the Caribbean, Central America and South America (specifically excluding Mexico from this definition).

               11.2 "Intellectual Property Rights" shall mean all intellectual property rights in any jurisdiction, including, without limitation, all common law rights, state registrations, and federal registrations in and to trademarks, service marks, brand names, certification marks, trade dress, trade names and other indications of origin.

               11.3 "Use" means the use of the Trademarks and Tradenames within the Territory for the purpose of conducting the Businesses in accordance with the terms hereof and any trademark usage guidelines that may be provided by Licensors to licensees from time to time.

          12.  Disclaimers/Limitations of Liability.

               12.1 EXCEPT FOR THE WARRANTIES EXPRESSLY STATED IN SECTION 13 BELOW NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES ARISING FROM TRADE USAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE, OR THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE), AND BOTH PARTIES HEREBY EXPRESSLY DISCLAIM ALL SUCH WARRANTIES.

               12.2 EXCEPT FOR BOTH PARTIES' INDEMNIFICATION OBLIGATIONS UNDER
          SECTION 9, NEITHER PARTY NOR ANY OF EITHER PARTY'S AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY OR TO ANY OTHER INDIVIDUAL OR ENTITY FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, CONSEQUENTIAL, OR INCIDENTAL LOSS OR DAMAGE OF ANY KIND OR NATURE, RELATING TO OR ARISING OUT OF THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY LOSS OF REVENUES, ANTICIPATED PROFITS OR SAVINGS, LOSS BY REASON OF SHUTDOWN IN OPERATION OR FOR INCREASED EXPENSES OF OPERATION, EVEN IF THEY OR ANY OF THEIR AFFILIATES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES.

               12.3 NO LIMITATION SET FORTH IN THIS SECTION 12 SHALL RELIEVE EITHER PARTY AND THEIR AFFILIATES FROM LIABILITY FOR DAMAGES THAT RESULT FROM (I) THEIR OWN GROSS NEGLIGENCE OR WILLFUL TORTIOUS MISCONDUCT; OR (II) PERSONAL INJURY OR WRONGFUL DEATH CLAIMS.

          13. Representations and Warranties of Licensors. Licensors jointly and severally represent and warrant to Licensees as follows:

               13.1 Licensors represent and warrant to Licensees that they own all right, title and interest in the Trademarks and Tradenames and have the absolute and unrestricted right, power, and authority to grant the rights hereunder.

               13.2 Licensors represent and warrant to Licensees that they are authorized to enter into this Agreement and that their license of the Trademarks and Tradenames under the terms of this Agreement shall not violate any other agreements, or obligations of Licensors, or any Federal, state, local, or foreign laws, rules, or regulations relating to Licensors or Licensors' use of the Trademarks and Tradenames.

               13.3 Exhibit A attached hereto constitutes a complete and accurate list and summary description of all U.S. and Puerto Rico registered trademarks and tradenames owned by Licensors and used by Licensors in the conduct of the Businesses.

               13.4 Licensors do not own or use any patents, patent applications, or inventions or discoveries that may be patentable in connection with the Businesses.

               13.5 Licensors do not own or use any registered copyrights in connection with the Businesses.

               13.7 Licensors have taken reasonable precautions to protect the secrecy, confidentiality and value of any trade secrets which Licensors may own, and Licensors own such trade secrets and have the valid right to use same. To the best of Licensors' knowledge, the trade secrets are not part of the public knowledge or literature and have not been used, divulged or appropriated either for the benefit of any person (other than Licensors) or to the detriment of Licensors. To the best of Licensors' knowledge, no material trade secret is subject to any adverse claim or has been challenged or threatened in any way. For purposes of this Agreement, trade secrets are defined as all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blueprints used in the conduct of the Businesses.

               13.8 Licensors are not a party to any contract or arrangement whereby royalties are paid or received by Licensors with respect to trademarks, tradenames, copyrights, rights in mask works, patents, or trade secrets.

               13.9 None of the current employees of Licensors that are involved in the Businesses have executed written contracts with Licensors that assign to Licensors any rights to any inventions, improvements, discoveries or information relating to the Businesses. To the best of Licensors' knowledge, no employee of Licensors that is involved in any of the Businesses has entered into any contract that restricts or limits in any material way the scope or type of work in which the employee may be engaged, or requires the employee to transfer, assign or disclose information concerning his or her work to anyone other than Licensors.

          14. Notices. All notices, requests, demands or other communications required or permitted to be given under this Agreement shall be in writing and shall be effective when delivered if personally delivered or three (3) days after mailing if mailed by registered or certified mail with postage prepaid, return receipt requested, and addressed to the parties at the addresses set forth in Section 12.4 of the Share Purchase Agreement or at such other addresses as the parties may designate in writing by providing notice thereof in compliance with this paragraph.

          15. Amendment. No provision of this Agreement may be modified except by a written document signed by a duly authorized representative of each of the parties.

          16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and to their respective assigns. This Agreement cannot be assigned by any party except upon the express prior written consent of the other parties hereto, which shall not be unreasonably withheld, conditioned or delayed, provided, however, that Licensees may assign their rights and obligations hereunder to any person controlled by or under common control with GFS Holding or any purchaser of any portion of the Businesses without first obtaining the consent of Licensors. Any assignee or transferee (voluntary or involuntary) of rights in the Trademarks and the Tradenames shall be subject to the terms of this Agreement.

          17. Severability. If any provisions of this Agreement shall be prohibited or unenforceable by any applicable law, the provision shall be ineffective only to the extent and for the duration of the prohibition of unenforceability, without invalidating any of the remaining provisions.

          18. Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles. Any dispute arising out of this Agreement shall be resolved in accordance with the procedures set forth in Section 12.5 of the Asset Purchase Agreement.

          19. Entire Agreement. This Agreement constitutes the entire agreement between Licensees and Licensors with respect to the subject matter of this Agreement and supersedes all earlier agreements and understandings, oral and written, between the parties.

          20. Counterparts. This Agreement may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts shall together constitute one and the same instrument.

          21. Construction. This Agreement shall be deemed to represent the mutual intent of the parties hereto and no rule of strict construction shall be applied against any party by virtue of having drafted this Agreement.

          IN WITNESS WHEREOF, Licensors and Licensees have caused this Agreement to be signed the day and year first above written.


                                      LICENSORS:

                                      SFI:

                                      SMART & FINAL INC.
                                      a Delaware corporation


                                       By:Donald G. Alvarado
                                          --------------------------------------
                                      Its:


                                      AFD:

                                      AMERICAN FOODSERVICE DISTRIBUTORS
                                      a California corporation


                                       By:Donald G. Alvarado
                                          --------------------------------------
                                      Its:


                                      SF Stores:

                                      SMART & FINAL STORES CORPORATION
                                      a California corporation


                                       By:Donald G. Alvarado
                                          --------------------------------------
                                      Its:

                                      LICENSEES:

                                      GFS Holding:

                                      GFS HOLDING, INC.
                                      a Delaware corporation


                                       By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:


                                      Henry Lee:

                                      HENRY LEE COMPANY
                                      a Florida corporation


                                       By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:


                                      GFS Stores:

                                      GFS STORES, LLC
                                      a Delaware limited liability company


                                            By:GFS HOLDING, INC.
                                               ---------------------------------
                                           Its:Manager
                                               ---------------------------------


                                       By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:

                                      GFS Orlando:

                                      GFS Orlando, LLC
                                      a Delaware limited liability company


                                            By:GFS HOLDING, INC.
                                               ---------------------------------
                                           Its: Manager


                                       By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:

U.S. TRADE MARKS

--------------------------------------------------------------------------------------------------------------------------
                                         Mark
                          CPH Docket     Type   SERIAL NO.     FILED
MARK                       Country      Class    REG. NO.      ISSUED              Owner/Registrant              STATUS
--------------------------------------------------------------------------------------------------------------------------
AMBIANCE                47307-USA       TM       76/314099   09/18/2001   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   30         2634835   10/15/2002
--------------------------------------------------------------------------------------------------------------------------
AMBIANCE (and design)   47308-USA       TM       76/314098   09/18/2001   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   30         2631245   10/08/2002
--------------------------------------------------------------------------------------------------------------------------
BAY HARBOR              47603-USA       TM       76/349677   12/17/2001   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   29         2704013   04/08/2003
--------------------------------------------------------------------------------------------------------------------------
DAVIS LAY               32998-USA       TM       78/023061   08/25/2000   American Food service Distributors    REGISTERED
                        UNITED STATES   31         2684702   02/04/2003
--------------------------------------------------------------------------------------------------------------------------
DAVIS LAY               40276-USA       SM       74/030062   02/20/1990   American FoodService Distributors    REGISTERED
                        UNITED STATES   42         1626437   12/04/1990
--------------------------------------------------------------------------------------------------------------------------
DEC-O-TOPPES            30856-USA       TM       74/056158   05/07/1990   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   30         1809395   12/07/1993
--------------------------------------------------------------------------------------------------------------------------
Design (caricature)     28792-USA       SM       75/065063   02/29/1996   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   I 42       2045799   03/18/1997
--------------------------------------------------------------------------------------------------------------------------
IRIS                    30841-USA       TM          268609   07/01/1980   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   01,        1232379   03/29/1983
                                        03,
                                        04,
                                        06,
                                        08,
                                        16,
                                        21,
                                        29,
                                        30,
                                        32
--------------------------------------------------------------------------------------------------------------------------
IRIS                    30842-USA       TM          596917   05/05/1950   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   29          553059   01/08/1952
--------------------------------------------------------------------------------------------------------------------------
IRIS                    30849-USA       TM          949445   08/13/1971   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   I 46        949445   12/26/1972
--------------------------------------------------------------------------------------------------------------------------
IRIS                    30851-USA       TM          190554   10/24/1978   Smart & Final Iris Corporation       REGISTERED
                        UNITED STATES   29,        1138499   08/05/1980
                                        30,
                                        32
--------------------------------------------------------------------------------------------------------------------------
LA ROMANELLA            28192-USA       TM       74/711131   08/04/1995   American Foodservice Distributors    REGISTERED
                        UNITED STATES   29,        2046604   03/18/1997
                                        30
--------------------------------------------------------------------------------------------------------------------------
LA ROMANELLA            41184-USA       TM       76/164959   11/14/2000   American Foodservice Distributors    REGISTERED
                        UNITED STATES   29         2712588   05/06/2003
--------------------------------------------------------------------------------------------------------------------------
MONTECITO               30840-USA       TM       73/777077   01/27/1989   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   30         1596691   05/15/1990
--------------------------------------------------------------------------------------------------------------------------
MONTECITO               40609-USA       TM       76/141669   10/05/2000   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   29         2611751   08/27/2002
--------------------------------------------------------------------------------------------------------------------------

U.S. TRADEMARKS

--------------------------------------------------------------------------------------------------------------------------
                                         Mark
                          CPH Docket     Type   SERIAL NO.     FILED
MARK                       Country      Class    REG. NO.      ISSUED              Owner/Registrant              STATUS
--------------------------------------------------------------------------------------------------------------------------
MONTECITO               40610-USA       TM       76/141668   10/05/2000   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   30         2597177   07/23/2002
--------------------------------------------------------------------------------------------------------------------------
PRO PRIDE               49311-USA       TM       78/180287   10/30/2002   Smart & Final Stores Corporation     PENDING ITU
                        UNITED STATES
--------------------------------------------------------------------------------------------------------------------------
PRO PRIDE               49312-USA       TM       78/180288   10/30/2002   Smart & Final Stores Corporation     PENDING ITU
                        UNITED STATES   05
--------------------------------------------------------------------------------------------------------------------------
PRO PRIDE               49313-USA       TM       78/180290   10/30/2002   Smart & Final Stores Corporation     PENDING ITU
                        UNITED STATES
--------------------------------------------------------------------------------------------------------------------------
PRO VALUE               50005-USA       TM       78/224380   03/11/2003   Smart & Final Stores Corporation     PENDING ITU
                        UNITED STATES   03
--------------------------------------------------------------------------------------------------------------------------
PRO VALUE               50006-USA       TM       78/224385   03/11/2003   Smart & Final Stores Corporation     PENDING ITU
                        UNITED STATES   05
--------------------------------------------------------------------------------------------------------------------------
PRO VALUE               50007-USA       TM       78/224388   03/11/2003   Smart & Final Stores Corporation     PENDING ITU
                        UNITED STATES   21
--------------------------------------------------------------------------------------------------------------------------
RUSHING WATERS          41590-USA       TM       76/217999   03/01/2001   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   32         2668095   12/31/2002
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           28814-USA       TM          396652   09/30/1982   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES              1260298   12/06/1983
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           28998-USA       TM       75/228178   01/21/1997   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   I 01       2180065   08/11/1998
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           28999-USA       TM       75/147695   08/09/1996   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   03         2128362   01/13/1998
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29000-USA       TM       75/156279   08/26/1996   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   I 04       2070012   06/10/1997
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29001-USA       TM       75/191220   11/01/1996   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   05         2130164   01/20/1998
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29002-USA       TM       75/228186   01/21/1997   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   I 08       2180066   08/11/1998
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29003-USA       TM       75/147698   08/09/1996   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   I 03,      2130003   01/20/1998
                                          16
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29004-USA       TM       75/281472   04/25/1997   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   21         2199487   10/27/1998
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29005-USA       TM       75/147697   08/09/1996   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   29,        2130002   01/20/1998
                                        30
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29006-USA       TM       75/228185   01/21/1997   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   30         2187207   09/08/1998
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29007-USA       TM       75/481270   05/07/1998   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   31         2232366   03/16/1999
--------------------------------------------------------------------------------------------------------------------------

U.S. TRADE MARKS

--------------------------------------------------------------------------------------------------------------------------
                                         Mark
                          CPH Docket     Type   SERIAL NO.     FILED
MARK                       Country      Class    REG. NO.      ISSUED              Owner/Registrant              STATUS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           29008-USA       TM       75/147696   08/09/1996   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   I 32       2069962   06/10/1997
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           30857-USA       SM         1797359   06/30/1992   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   42         1797359   10/05/1993
--------------------------------------------------------------------------------------------------------------------------
SMART & FINAL           30858-USA       SM       74/290045   06/30/1992   Smart & Final Stores Corporation     REGISTERED
(stylized)              UNITED STATES   42         1797358   10/05/1993
--------------------------------------------------------------------------------------------------------------------------
SMART &  FINAL                          SM        31900676                Smart & Final Stores Corporation     REGISTERED
(words only)            PUERTO RICO     42           37799      01/1996
--------------------------------------------------------------------------------------------------------------------------
SMART ADVANTAGE         29752-USA       SM       75/191219   11/01/1996   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   35         2327520   03/14/2000
--------------------------------------------------------------------------------------------------------------------------
SMART AND FINAL         30853-USA       SM          396652   09/30/1982   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   I 42       1260298   12/06/1983
--------------------------------------------------------------------------------------------------------------------------
SMART AND FINAL         30852-USA       SM          396650   09/30/1982   Smart & Final Stores Corporation     REGISTERED
IRIS CO.                UNITED STATES   I 42       1260297   12/06/1983
--------------------------------------------------------------------------------------------------------------------------
SMART BUY               30854-USA       TM          535967   05/06/1985   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   I 03,      1393707   05/20/1986
                                        05,
                                        06,
                                        08,
                                        16,
                                        29,
                                        30,
                                        31,
                                        32
--------------------------------------------------------------------------------------------------------------------------
SMART CASH              47010-USA       TM       76/300244   08/10/2001   Smart & Final Stores Corporation     ALLOWED ITU
                        UNITED STATES   09                                                                      09/10/2002
--------------------------------------------------------------------------------------------------------------------------
SMART PARTNERS          26588-USA       SM       74/513818   04/18/1994   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   42         1927296   10/17/1995
--------------------------------------------------------------------------------------------------------------------------
SMART PRO               39633-USA       SM       76/164822   11/14/2000   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   42         2618821   09/10/2002
--------------------------------------------------------------------------------------------------------------------------
SMART TRACK             29713-USA       TM       75/239138   02/10/1997   Henry Lee Company                    REGISTERED
                        UNITED STATES   36         2134349   02/03/1998
--------------------------------------------------------------------------------------------------------------------------
SMART U                 30860-USA       SM       74/371407   03/24/1993   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   41         1811196   12/14/1993
--------------------------------------------------------------------------------------------------------------------------
SMART UNIVERSITY        30859-USA       SM       74/371244   03/24/1993   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   41         1811195   12/14/1993
--------------------------------------------------------------------------------------------------------------------------
SMARTY                  30861-USA       TM       74/430367   08/27/1996   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   31         1840778   06/21/1994
--------------------------------------------------------------------------------------------------------------------------
SNACK'RS                34829-USA       TM       76/034048   04/25/2000   Smart & Final Stores Corporation     REGISTERED
                        UNITED STATES   30         2633979   10/15/2002
--------------------------------------------------------------------------------------------------------------------------

U.S. TRADE MARKS

--------------------------------------------------------------------------------------------------------------------------
                                         Mark
                          CPH Docket     Type   SERIAL NO.     FILED
MARK                       Country      Class    REG. NO.      ISSUED              Owner/Registrant              STATUS
--------------------------------------------------------------------------------------------------------------------------
TENDER-LEE              30855-USA       TM          515539   12/28/1984   Casino USA, Inc.                     REGISTERED
                        UNITED STATES   I 29       1348349   07/09/1985
--------------------------------------------------------------------------------------------------------------------------

                         TRANSITIONAL SERVICES AGREEMENT

          THIS TRANSITIONAL SERVICES AGREEMENT (this "Agreement") is entered into and effective as of September 7, 2003 (the "Effective Date"), by and between SMART & FINAL INC., a Delaware corporation ("SFI"), AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores" and, together with SFI and AFD, collectively, the "Sellers"), and GFS HOLDING, INC., a Delaware corporation ("GFS Holding"), HENRY LEE COMPANY, a Florida corporation ("Henry Lee"), GFS STORES, LLC, a Delaware limited liability company ("GFS Stores"), and GFS Orlando, LLC, a Delaware limited liability company ("GFS Orlando" and, together with GFS Holding, Henry Lee and GFS Stores, collectively, the "Buyers"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Share Purchase Agreement (as defined below).

                                    RECITALS

          A. Pursuant to that certain Share Purchase Agreement (the "Share Purchase Agreement"), dated August 6, 2003, by and between SFI, AFD and GFS Holding, GFS Holding will purchase all of the issued and outstanding equity securities of Henry Lee; and pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated August 6, 2003, by and among GFS Holding, GFS Orlando and GFS Stores, and Sellers, GFS Stores and GFS Orlando will, directly or indirectly, acquire from Sellers certain of the assets of SF Stores and all of the assets of the Orlando Foodservice division of AFD (collectively, the "Assets").

          B. Following the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement, Buyers will continue to operate the businesses conducted by AFD, SF Stores and Henry Lee in the State of Florida (the "Business").

          C. Buyers desire to engage the services of Sellers and its personnel to provide transitional support for a period of up to six (6) months after the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement.

          D. Buyers have required as a condition to the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement that Sellers enter into this Agreement.

                                    AGREEMENT

          In consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Buyers agree as follows:

          1. Services for Stores. During the Term of this Agreement, Sellers will provide the transitional services described in this Section 1 for the benefit of the stores (the "Stores") being acquired by GFS Stores from SF Stores in the state of Florida. These transitional services will include the resources reasonably necessary to maintain continuous operation of the Stores in a manner substantially consistent with current practices and in the areas described below. Sellers represent and warrant to Buyers that nothing contained in any of the agreements to which Sellers are a party prohibits Sellers from providing the Services, Systems and Support to Buyers as provided in Section 1 of this Agreement. For purposes of Section 1 of this Agreement, "Systems" is defined as the hardware and software located in each Store or in SFI's Commerce facility reasonably necessary to support the transitional service process. "Services" is defined as providing substantially the same activities currently provided by SFI from its Commerce facility or by third parties that are necessary to continue the current business operations in the Stores. "Support" is defined as the materials, communications and intervention necessary to continue operations substantially as they are presently conducted in the Stores. All of the transitional services to be provided by Sellers pursuant to this Section 1 shall be provided consistent with historical practices at the Stores and at levels substantially the same as presently provided with no unique services or support required except as specifically set forth herein. Sellers' obligations under this Section 1 also are subject to compliance with all applicable laws and regulations, and with all confidentiality agreements or obligations. Buyers agree to cooperate with Sellers and use their commercially reasonable efforts to promptly respond to Sellers' requests for information and action that may be required in order to facilitate Sellers' provision of transitional services hereunder. The transitional services to be provided by Sellers pursuant to this
Section 1 are the following:

          A. Business Process Systems, Service and Support.

               (1) Advertising: Sellers will provide GFS Stores the ability to influence Hot Sheet advertising direction, materials and activities during the transition period. This includes the continuation of mailed and inserted Hot Sheet promotional services, including logo and graphics materials. GFS Stores will define the product and pricing within the theme and format of Sellers' Hot Sheet promotional period and provide same to Sellers, who then will provide creative design, layout, SFI name and the processes to produce and deliver the materials. GFS Stores will identify the customer types for the mailed Hot Sheet, and Sellers will develop and deliver the pieces to those customers.

                    Sellers will provide copies of all template, logo and item art work that may be used in developing and delivering Hot Sheet promotional pieces during the time period from the 2003 Memorial Day promotion period until the termination of this Agreement. Such materials will be delivered to Buyers as soon as they are available. Sellers do not own or have rights to, and will not provide Buyers with, any radio jingles or other radio materials utilizing the SFI name.

               (2) Henry Lee support: Continue to provide the systems and data interfaces to support the existing Henry Lee/SFI Florida price/cost, credit authorization and A/R management, item maintenance, and DSR commissions, so long as Buyer conducts POS using ACS 4.0 and NCR POS equipment.

               (3) Pricing support for all items sold within the Stores including DSD, warehouse, and corporate brands, provided that Sellers retain the right to change inventory items consistent with product changes throughout all of Sellers' stores, and provided further that if requested by Buyers, a reasonably limited number of inventory items may be changed, bearing in mind the restraints on Sellers' Systems. Provide ability to influence direction, materials, and activities, including promotional pricing.

               (4) Category Management support for all product categories within the Stores, including procurement, vendor agreements, and logistics.

               (5) Loyalty card program: Subject to compliance with the existing program and applicable law, all processes and systems to support use of the Smart Advantage program in the Stores, including all card benefits (reseller tax management, tobacco sales management and control, charge on account privileges, e-discounts/couponing/promotional and quantity discounts).

               (6) Store tagging and in-store signage systems, services, and support.

               (7)  Store space management systems, services and support.

               (8) Product information maintenance, systems, services and support, including item setup, modifications, deletions, and category support, all consistent with current practices.

               (9) Product order entry systems, services, and support to maintain a continuous flow of product from existing vendors, although there can be no assurance of continued vendor participation.

               (10) Electronic communications capability to employees via
                    e-mail, fax, voice systems, services, and support as necessary to operate the Stores, provided that Buyers' employees agree to and sign SFI's computing policy and Buyers agree to enforce those policies.

               (11) Existing-store financial reporting including intranet reports (a list of which is attached hereto as Exhibit "A"), used to manage the day-to-day operations of the Stores by Store managers and regional staff members.

               (12) Loss prevention systems, services, and support, including exception (XBR) reporting, camera systems, and access to camera systems.

               (13) Individual Store level income statement process, including a period by period, Store by Store, and general ledger download of each Store account.

               (14) Accounts payable systems, services, and support in the format currently utilized by Sellers.

               (15) Store accounts receivable systems, services, and support during normal East Coast business hours.

               (16) Fixed asset management systems, services, and support.

               (17) Vendor agreement systems, services, and support.

               (18) Check authorization systems, services, and support,
                    including Telecheck. Buyers agrees to abide by SCAN reporting and check management processes.

               (19) Electronic payments, systems agreements, systems, services, and support, including Visa, MC, Discover, Debit, Gift Card, and Henry Lee charge, including customer dispute management of charged transactions. Buyers will absorb all transaction charge backs for Credit, Debit, A/R and check transactions and will be subject to the settlement fees as defined in Sellers' transaction agreements. Sellers and Buyers each will accept financial responsibility for any penalties assessed to the other party by reason of their actions or failure to act.

               (20) Inventory management systems, services, and support,
                    including RIMA.

               (21) Store receiving systems, services, and support to input, transmit, and maintain invoicing records from vendors, including the payment process.

               (22) Consumables and supplies necessary to operate equipment in the Stores, including all computer systems.

               (23) Armored car pickup/delivery service to Stores.

          B. Information.

               (1) Item master file information necessary for conversion to GFS Stores systems: An initial one (1) time download (file format specification to be provided by Buyers), then a daily update of changes until conversion to GFS Stores systems is complete.

               (2) Customer identification information necessary for conversion to GFS Stores systems: An initial one (1) time download (file format specification to be provided by Buyers), then a daily update of changes until conversion to GFS Stores systems is complete. Subject to compliance with the existing program and applicable law, a complete description of the customer number layout, any alias customer number relationships that exist for the Smart Advantage card program, and/or the Henry Lee customer number relationship.

               (3) Pricing master file information necessary for conversion to GFS Stores systems: An initial one (1) time download (file format specification to be provided by Buyers) that specifies store/item/price, and in the case of Henry Lee customer/item/price), then a daily update of changes until conversion to GFS Stores systems is complete.

               (4) Sales information: An initial one (1) time download (file format specification to be provided by Buyers) of the available historical sales transaction data extracted from the Florida POS systems (excluding credit card data) in a flat file readable format (non-TLOG format, assuming MATRA output), then a daily update of changes until conversion to the GFS Stores systems is complete.

               (5) Fixed assets: A one (1) time download of all asset data available, by Store, including the asset description, date placed in service, acquisition cost, accumulated depreciation and net-book-value.

               (6) Store profile: A one (1) time download of all Store specific information for normal systems operations, including tax tables/rules and licensing information.

               (7) Vendors: A listing of all vendor information unique to Store operations, with a daily update of changes.

               (8) Henry Lee integration: A one (1) time download of all interfaces provided to/from Henry Lee, along with file format specifications.

               (9) Reseller Tax: A one (1) time download of customer/item reseller tax information.

          C. Computer Systems Hardware and Software and Support.

               (1) Provide temporary benefit of output from all systems necessary to continue Store operations as currently in existence. All maintenance and service agreements to be provided during this period, including all hardware, software licensing and support, third party services provided (AfterBot, ACI, Electronic payment systems, and telecommunications, both data and voice).

               (2) Computer Systems & Support (all consistent with current practice):

                    a.   Battery backup systems (UPS)
                    b.   Cashier balance, cash proof
                    c.   Copiers
                    d.   Daily sales audit and end-of-day processing
                    e.   Data warehouse reporting provided to Stores
                    f.   Digital receipt via AfterBot
                    g.   DSD receiving/reporting
                    h. EPS ACI systems support - Debit, Credit, Check authorization, Gift card, In-house credit (Henry Lee)
                    i.   FAX
                    j. Intranet, as needed to operate the Stores and subject to signed SFI computing policy agreement.
                    k.   Item/price maintenance - store/central
                    l.   Invoice processing
                    m.   Operating systems
                    n.   Order entry, including COPS
                    o.   PBX/in-store voice & communications systems

                    p.   PCs
                    q.   POS systems and interfaces and peripherals
                    r. POS XBR Loss prevention system exception reporting, client access only for LP rep.
                    s.   Price verification
                    t.   Product lookup
                    u.   Product management maintenance
                    v.   RF network and hand held devices
                    w.   Satellite communications infrastructure
                    x.   Scales
                    y.   Servers
                    z.   Signs/tags printing
                    aa.  Special order entry system
                    bb. Store/regional manager financial reporting cc. Time and attendance dd. Timeclocks, time data capture ee. Virus protection software

               (3) Central Systems - Requiring continued support of applications (all consistent with current practice):

                    a.   General Ledger (GEAC)
                    b.   Financial Reporting (TM1)
                    c.   Reporting database (RIMA)
                    d.   Accounts Receivable (GEAC/Base 24)
                    e.   Inventory/Costing (RIMA)
                    f.   Inventory Ordering (COPS)
                    g.   Accounts Payable (GEAC)
                    h.   Cash Reconciliation (Daily cash proof)
                    i.   Fixed Assets (GEAC)
                    j.   Vendor Support (mainframe)
                    k.   Digital Receipt/Sales Tax (Afterbot).
                    l.   Property Tax (Fixed asset system)
                    m.   Credit Card Processing
                    n. Resale licensing (Tandem) Subject to Florida stores completing signup process of resale customers

          2. Services for Florida Food Service Operations. During the Term of this Agreement, Sellers will provide the transitional services described in this
Section 2 for the benefit of the Henry Lee and/or Orlando Food Service Operations (collectively, the "Florida Food Service Operations"). These transitional services will include the resources reasonably necessary to maintain continuous operation of the Florida Food Service Operations in Florida in a manner substantially consistent with current practices. Sellers represent and warrant to Buyers that nothing contained in any of the agreements to which Sellers are a party prohibits Sellers from providing the Services, Systems and Support to Buyers as provided in Section 2 of this Agreement. For purposes of
Section 2 of this Agreement, "Systems" is defined as the hardware and software located in Florida or elsewhere necessary to support the transitional service process. "Services" is defined as providing substantially the same activities currently provided by SFI from its Commerce facility or by third parties that are necessary to continue the current business operations in the Florida Food Service Operations. "Support" is defined as the materials, communications and intervention necessary to continue operations substantially as they are presently conducted in the Florida Food Service Operations. All of the transitional services to be provided by Sellers pursuant to this Section 2 shall be provided consistent with historical practices in the Foodservice Operations and at levels substantially the same as presently provided with no unique services or support required except as specifically set forth herein. Sellers' obligations under this Section 2 also are subject to compliance with all applicable laws and regulations, and with all confidentiality agreements or obligations. Buyers agree to cooperate with Sellers and use their commercially reasonable efforts to promptly respond to Sellers' requests for information and action that may be required in order to facilitate Sellers' provision of transitional services hereunder. The transitional services to be provided by Sellers pursuant to this Section 2 are the following:

          A. Payroll Processing

               (1) ADP agreement feed through Commerce, California (Solely for start-up purposes and transition of payroll processing to Henry Lee Company)

          B. Network Support

               (1) Currently some network and infrastructure support services are being provided in Stockton, California for the Florida Food Service Operations. GFS Orlando will require this support to continue for up to six (6) months.

          C. E-mail Addresses

               (1) Systems, services and support required to provide continuous access to the e-mail addresses. Seller to provide e-mail addresses of Florida Stores, relevant personnel and transition staff.

          D. Wide Area Network

               (1) Support of the ordering process from the Stores to Henry Lee. These orders are processed in Commerce, California and sent to Henry Lee for fulfillment.

          E. Fixed Asset Accounting

               (1) Continued support of the fixed asset accounting system for up to six (6) months.

          3. Personnel Cooperation. Commencing upon execution of this Agreement, and continuing for two (2) weeks thereafter, at no cost to Buyers, Sellers will provide Buyers with the use of an office at Sellers' Commerce, California facility for one (1) designated person ("Point Person"), together with related telephones, equipment and access (including remote access) to Sellers' systems that apply to the Stores and the Florida Food Service Operations. Sue Mullins is hereby designated as Sellers' initial contact with the Point Person, and the Point Person shall be afforded full access to all of Sellers' personnel and systems to assist in a smooth transition of the Stores and the Florida Food Service Operations to Buyers. After the expiration of the two (2) week period, the Point Person also shall be provided with remote access and access at the Commerce facility for one (1) day per week for follow-up issues, and Sellers' personnel will also be available by telephone to assist the Point Person in connection with transition matters.

          4. Term. The Term of this Agreement shall commence upon the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement and, at Buyers' option, shall continue for up to six (6) months thereafter. The Term of this Agreement may be shortened upon written notice from Buyers to Sellers; provided, that, if this Agreement is shortened as to the provision of the Systems services provided hereunder, it must be shortened as to all Systems services concurrently.

          5. Compensation for Services. In consideration of provision of the transitional services described in Sections 1, 2 and 3 above (the "Basic Services") to be provided by Sellers to Buyers in connection with the Stores and the Florida Food Service Operations, Buyers will reimburse Sellers for the actual out-of-pocket initial start-up and set-up costs incurred in connection with the e-mail conversion, but in no event shall such reimbursement exceed $50,000. Sellers shall receive no other compensation for the Basic Services. In the event Buyers request additional services not included in the Basic Services, the parties will meet to discuss same and the cost therefor, but Sellers shall be under no obligation to provide any additional services, except upon terms acceptable to Sellers.

          6. Default; Termination.

          A. Sellers' Default. Sellers shall be in default under this Agreement if Sellers breach any material provision or condition of this Agreement (a "Sellers' Event of Default"). If a Sellers' Event of Default occurs (i) which event does not result in a material adverse effect on the provision of Basic Services, and is not cured by Sellers within thirty (30) days after receipt of written notice from Buyers to cure such breach, or (ii) which event results in a material adverse effect on the provision of Basic Services, and is not cured by Sellers within three (3) business days after receipt of written notice from Buyers to cure such breach, then, in such event, in addition to any other right or remedy Buyers may have under this Agreement, Buyers shall have the right to terminate this Agreement, so long as such Event of Default is not the result of the action or inaction of a third-party.

          B. Buyers' Default. Buyers shall be in default under this Agreement if Buyers breach any material provision or condition of this Agreement (a "Buyers' Event of Default"). If a Buyers' Event of Default occurs (i) which event does not result in a material adverse effect on Sellers' operations or information systems, and is not cured by Buyers within thirty (30) days after receipt of written notice from Sellers to cure such breach, or (ii) which event results in a material adverse effect on Sellers' operations or information systems, and is not cured by Buyers within three (3) business days after receipt of written notice from Sellers to cure such breach, then, in such event, in addition to any other right or remedy Sellers may have under this Agreement, Sellers shall have the right to terminate this Agreement, so long as such Event of Default is not the result of the action or inaction of a third-party.

          C. Limitation on Damages; No Offset. In no event shall Sellers or Buyers be liable to the other party for any consequential damages or lost profits in excess of $750,000, and in no event shall either party be entitled to offset against any amounts due under this Agreement any amounts payable under the Share Purchase Agreement, the Asset Purchase Agreement, or any other agreement executed in connection therewith.

          7. Indemnification.

          A. Indemnity by Sellers. Sellers shall, jointly and severally, indemnify Buyers and their affiliates, directors, officers, managers, employees, controlling persons, agents and representatives and their successors and assigns (collectively, the "Buyer Indemnified Parties") against and hold each of them harmless from any and all damage, loss, cost, penalty, liability and expense (including, without limitation, reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") incurred or suffered by the Buyer Indemnified Parties (whether originally asserted against or imposed on the Buyer Indemnified Parties by a third party or originally incurred or suffered directly by the Buyer Indemnified Parties) arising directly out of any breach of any representation or warranty, covenant or agreement made or to be performed by Sellers pursuant to this Agreement (such breach, a "Seller Breach").

          B. Indemnity by Buyers. Buyers shall indemnify Sellers and their affiliates, directors, officers, employees, controlling persons, agents and representatives and their successors and assigns (collectively, the "Seller Indemnified Parties") against and hold each of them harmless from any and all Damages incurred or suffered by the Seller Indemnified Parties (whether originally asserted against or imposed on the Seller Indemnified Parties by a third party or originally incurred or suffered directly by the Seller Indemnified Parties) arising directly out of any breach of any representation, warranty, covenant or agreement made or to be performed by Buyers pursuant to this Agreement, and from any and all liability or expenses, including fines by any governmental entities, incurred by reason of providing the Smart Advantage program information to Buyers pursuant to Section 1.A(5) above (such breach, a "Buyer Breach").

          C. Procedure and Payment.

               (1) The person seeking indemnification under Section 7.A, and 7.B (the "Indemnified Party") agrees to give prompt notice to the Person against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding, in respect of which indemnity may be sought under such Section and will provide the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request. The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have materially and adversely prejudiced the Indemnifying Party.

               (2) The Indemnifying Party shall be entitled to defend any claim asserted by any third party ("Third Party Claim") with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within fifteen
                    (15) days after the Indemnifying Party has given notice of the Third Party Claim that it will indemnify the Indemnified Party from and against all Damages that the Indemnified Party may suffer resulting from, arising out of, relating to, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations under this Agreement, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, and (iv) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

               (3) So long as the Indemnifying Party is conducting the defense of any Third Party Claim in accordance with the provisions of this Section 7.C, the Indemnified Party shall be entitled to participate in the defense of such Third Party Claim and to employ separate counsel of its choice for such purpose. The fees and expenses of such separate counsel shall be paid by the Indemnified Party.

               (4) Each party shall cooperate, and cause its Affiliates to cooperate, in the defense or prosecution of any Third Party Claim and shall furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested by any other party in connection therewith.

          D. Calculation of Damages.

               (1) The amount of any Damages payable under Section 7.A and 7.B by the Indemnifying Party shall be net of any amounts recovered by the Indemnified Party under applicable insurance policies and the Indemnified Party shall use commercially reasonable efforts to collect any amounts available under such insurance policies.

               (2) If the Indemnified Party receives an amount under insurance coverage or from a third party with respect to Damages at any time subsequent to any indemnification provided by the Indemnifying Party pursuant to Section 7.A and 7.B, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification up to such amount received by such Indemnified Party, but net of any expenses incurred by such Indemnified Party in collecting such amount.

               (3) In no event shall either Buyers or Sellers be liable to the other party for any consequential damages or lost profits in excess of $750,000.

          8. Force Majeure. Neither Sellers nor Buyers shall be responsible to the other for any delay in or failure of performance of their obligations under this Agreement to the extent such delay or failure is attributable to any cause beyond their reasonable control, including, without limitation, any act of God, fire, accident, strike or other labor difficulties, war, embargo or other governmental act, or riot that, in the case of Sellers, prevents Sellers from providing services under this Agreement, or, in the case of Buyers, prevents Buyers from utilizing the services under this Agreement; provided that the party affected thereby gives the other party prompt notice of the occurrence of any event which has caused or is likely to cause any such delay or failure, setting forth its best estimate of the length of any delay and any possibility that it will be unable to resume performance; and provided further that said affected party shall use its commercially reasonable efforts to expeditiously overcome the effects of that event and resume performance or utilization.

          9. Miscellaneous Provisions.

          A. Confidentiality. Each of Sellers and Buyers (as appropriate, the "Promisor") covenant and agree to and will cause their respective authorized agents, representatives, affiliates, employees, officers, directors, accountants, counsel and other designated representatives (collectively, "Representatives") to (i) treat and hold as confidential (and not disclose or provide access to any person to) all records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the other party (the "Promisee") in the Promisor's possession or furnished by the Promisee or its Representatives pursuant to this Agreement, (ii) in the event that Promisor or its Representatives become legally compelled to disclose any such Information, provide the Promisee with prompt written notice of such requirement so that the Promisee may seek a protective order or other remedy or waive compliance with this Section 9.A, and (iii) in the event that such protective order or other remedy is not obtained, or the Promisee waives compliance with this Section 9.A, furnish only that portion of such Information which is legally required to be provided and exercise Promisor's best efforts to obtain assurances that confidential treatment will be accorded such Information; provided, however, that this sentence shall not apply to any Information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by such party or its Representatives; and provided further, however, that the provisions of clauses (i) and (ii) above shall not preclude a party from disclosing Information to its Representatives (provided that each such Representative shall be advised of the confidential nature of such Information) or from disclosing Information to or filing Information with any governmental authority or agency with jurisdiction over such party. Each party agrees and acknowledges that remedies at law for any breach of its obligations under this Section 9.A are inadequate and that in addition thereto the other party shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach, without the necessity of demonstrating the inadequacy of monetary damages. The provisions of this Section 9.A shall not apply to the extent any such Information is required to be disclosed by applicable law.

          B. Notices. All necessary notices, demands, requests and other communications required or permitted to be given hereunder shall in every case be in writing and shall be deemed duly given (a) when delivered personally, (b) upon receipt or refusal of receipt, if sent by registered or certified mail, in all such cases with postage prepaid, return receipt requested, or (c) the next business day if delivered by a recognized overnight courier service, airbill prepaid, designated for next business day delivery, to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing:

          If to Buyers:     Steve Plakmeyer
                            Gordon Food Service, Inc.
                            P.O. Box 2172
                            Grand Rapids, Michigan 49501
          and to:           David L. Gray
                            11092 Lake Michigan Drive
                            P.O. Box 276
                            Empire, Michigan 49630-0276

          With a copy to:   Miller, Johnson, Snell & Cummiskey,
                            P.L.C.
                            250 Monroe Avenue, N.W., Suite 800
                            Grand Rapids, Michigan 49503-2250
                            Attention: Robert R. Stead

          If to Sellers:    Dennis Chiavelli
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Donald G. Alvarado
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Sue Mullins
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Skadden, Arps, Slate, Meagher & Flom LLP
                            Four Times Square
                            New York, New York 10036
                            Attention: Jeffrey W. Tindell

          And a copy to:    Foley & Lardner
                            2029 Century Park East, Suite 3500
                            Los Angeles, California  90067-3021
                            Attention: Richard W. Lasater II

          C. Jurisdiction.

               (1) In the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto consents to submit itself to the personal jurisdiction of any federal court in the state of Delaware and, in case such court refuses jurisdiction then each of the parties consents to submit itself to the personal jurisdiction of any state court in the state of Delaware. Each of the parties further agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and agrees that, except as permitted pursuant to this Section 9.C, it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court other than a federal court in the state of Delaware.

               (2) In the event the state court specified in Section 9.C(1) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Seller Parties against any of the Buyer Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                    (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Western District of Michigan (and each appellate court thereof) or any state court in the state of Michigan;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (3) In the event the state court specified in Section 9.C(1) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Buyer Parties against any of the Seller Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

                    (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Central District of California (and each appellate court thereof) or any state court in the state of California;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (4) The parties hereby waive any right to a jury trial.

          D. Further Assurances. From time to time, at the request of the other party hereto and at the expense of the party so requesting (unless the requesting party is entitled to indemnification therefor under Section 7), each of the parties hereto shall execute and deliver to such requesting party such documents and take such other action as such requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

          E. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

          F. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties to be charged with the amendment.

          G. Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights or obligations under this Agreement without the prior consent of the other parties, except that GFS Holding may assign any of its rights under this Agreement to any Affiliate of GFS Holding. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

          H. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          I. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

          J. Preamble; Recitals. The Recitals set forth in the Preamble hereto are hereby incorporated and made a part of this Agreement.

          K. Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles.

          L. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto by virtue of having drafted this Agreement or otherwise.

          M. Dispute Resolution. Except as hereinafter provided in this Section 9.M all claims, controversies, differences, or disputes between or among any of the parties hereto arising from or relating to this Agreement, including claims by one party that another party or parties hereto have failed to perform any of their obligations hereunder (collectively, "Agreement Disputes"), shall be resolved as follows:

               (1) Facilitative Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice, in the manner set forth in Section 9.B hereof (a "Dispute Notice"), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration

                    Association (the "AAA") in effect on the date of this Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Each party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

               (2) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising from the other party's breach or such other relief as may be appropriate under the circumstances.

               (3) Attorney Fees and Other Costs. The prevailing party in any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall be entitled to recover the reasonable fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

               (4) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or federal courts pursuant to the procedures set forth in Section 9.C without having to submit the matter or Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party's rights or ability to seek such monetary award or relief in another action or proceeding.

          N. Counterparts. This Agreement may be executed in two or more counterparts, each or which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          O. Relationship of Parties. The relationship between Sellers and Buyers for purposes of this Agreement shall be that of an independent contractor and not of employment and, except to the extent required to enable Sellers to perform their duties hereunder, neither party is an agent of the other. By entering into this

     Agreement, neither party to this Agreement is, in any way, assuming any liabilities, debts or obligations of the other party, whether now existing or hereafter created.

     IN WITNESS WHEREOF, Sellers and Buyers have executed this Agreement as of the date set forth in the first paragraph hereof.

                                    "SFI"

                                    SMART & FINAL INC.
                                    a Delaware corporation


                                    By: /s/ Dennis Chiavelli
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    "AFD"

                                    AMERICAN FOODSERVICE DISTRIBUTORS
                                    a California corporation


                                    By: /s/ Dennis Chiavelli
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    "SF Stores"

                                    SMART & FINAL STORES CORPORATION
                                    a California corporation


                                    By: /s/ Dennis Chiavelli
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    "GFS Holding"

                                    GFS HOLDING, INC.
                                    a Delaware corporation


                                    By: /s/ David L. Gray
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                    "Henry Lee"

                                    HENRY LEE COMPANY
                                    a Florida corporation


                                    By: /s/ David L. Gray
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    "GFS Stores"

                                    GFS STORES, LLC
                                    a Delaware limited liability company


                                       By: GFS HOLDING, INC.
                                       Its: Manager


                                    By: /s/ David L. Gray
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------


                                    "GFS Orlando"

                                    GFS Orlando, LLC
                                    a Delaware limited liability company


                                       By: GFS HOLDING, INC.
                                       Its: Manager


                                    By: /s/ David L. Gray
                                       -----------------------------------------
                                    Its:
                                        ----------------------------------------

                                   Exhibit "A"

----------------------------------------------------------------------------------------------------------------
List of reports
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                Type / Source
----------------------------------------------------------------------------------------------------------------
        Report Name                  Store   Region Mgr   .xls File   ES9000 .pdf
----------------------------------------------------------------------------------------------------------------
RMIA                                   X                                   X        O'K
----------------------------------------------------------------------------------------------------------------
Payroll Distrubution Report            X          X                        X        Pending
(PDR)(1)
----------------------------------------------------------------------------------------------------------------
P&L                                               X         Paper                   ???????
----------------------------------------------------------------------------------------------------------------
DSD weekly and 52 week                            X                        X        O'K
recap
----------------------------------------------------------------------------------------------------------------
Managers' Special                                 X                        X        O'K
----------------------------------------------------------------------------------------------------------------
Lost & Damaged                         X          X                        X        O'K
----------------------------------------------------------------------------------------------------------------
Weekly Inventory Summary (new)                    X                        X        We need to get report I.D
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Inventory Turns                                   X           X                     O'K          Dan V.
----------------------------------------------------------------------------------------------------------------
Perishables Tracking                              X           X                     O'K          Nabil
----------------------------------------------------------------------------------------------------------------
District Bill out                                 X           X                     O'K          Dan V.
----------------------------------------------------------------------------------------------------------------
Top 100 Items by Sales / Margin                   X           X                     O'K          Nabil
----------------------------------------------------------------------------------------------------------------
Consolidated Operations                           X           X                     O'K          Dan V.
RMIA
----------------------------------------------------------------------------------------------------------------
Labor Reports (period basis)                      X           X                     ?????        Ron J.
----------------------------------------------------------------------------------------------------------------
Weekly Potential Shrink                           X           X                     O'K          Dan V.
Report
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
LP
----------------------------------------------------------------------------------------------------------------
XBR is an LP based system that produces ad hoc queries to monitor the POS system (cashier integrity).
----------------------------------------------------------------------------------------------------------------

_______________
[1]  This line is interlineated in the original.

                           EMPLOYEE LEASING AGREEMENT

          THIS EMPLOYEE LEASING AGREEMENT (this "Agreement") is entered into and effective as of September 7, 2003 (the "Effective Date"), by and between SMART & FINAL INC., a Delaware corporation ("SFI"), AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores" and, together with SFI and AFD, collectively, the "Sellers"), and GFS HOLDING, INC., a Delaware corporation ("GFS Holding"), HENRY LEE COMPANY, a Florida corporation ("Henry Lee"), GFS STORES, LLC, a Delaware limited liability company ("GFS Stores"), and GFS Orlando, LLC, a Delaware limited liability company ("GFS Orlando" and together with GFS Holding, Henry Lee and GFS Stores, collectively, the "Buyers"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Share Purchase Agreement (as defined below).

                                    RECITALS

          A. Pursuant to that certain Share Purchase Agreement (the "Share Purchase Agreement"), dated August 6, 2003, by and between SFI and AFD and GFS Holding, GFS Holding will purchase all of the issued and outstanding equity securities of Henry Lee; and pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated August 6, 2003, by and among GFS Holding, GFS Orlando, and GFS Stores, and Sellers, GFS Stores and GFS Orlando will, directly or indirectly, acquire from Sellers certain of the assets of SF Stores and all of the assets of the Orlando Foodservice division of AFD (collectively, the "Assets").

          B. Following the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement, Buyers will continue to operate the businesses operated by AFD, SF Stores and Henry Lee in the State of Florida (the "Business").

          C. Buyers desire to lease from Sellers certain employees of Sellers who are knowledgeable about the certain aspects of the Business and for the purpose of performing such tasks as are beneficial to the transition and ownership of the Business.

          D. Buyers have required as a condition to the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement that Sellers enter into this Agreement.

                                    AGREEMENT

          In consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Buyers agree as follows:

1.   Lease of Employees.

          1.1 Leased Employees. During the period beginning 12:01 a.m. on the Effective Date and ending on 11:59 p.m. on the first anniversary of the Effective Date (the "Lease Period"), and subject to the provisions of this Agreement, Sellers shall furnish to Buyers the full-time services of the Leased Employees of Sellers listed on Exhibit "A" attached hereto (the "Leased Employees").

          1.2 Location. The location of work to be performed by of each Leased Employee shall be as set forth on Exhibit "A" attached hereto, unless otherwise consented to by Sellers.

          1.3 Payment and Employment Policies. Sellers shall have sole responsibility for: (i) establishment and payment of all wages, salaries and other forms of compensation for the Leased Employees; (ii) payment of all payroll, social security and unemployment taxes related to the Leased Employees;
(iii) establishing all personnel policies and employee benefit programs for the Leased Employees; and (iv) determination of work schedules for the Leased Employees. Buyers shall have full authority to direct the Leased Employees with respect to the performance by Leased Employees of their respective Services (as defined below) to Buyers. Sellers shall use their reasonable diligent efforts to ensure that the Leased Employees perform the Services (as defined below) in the best interests of Buyers.

          1.4 Employment of Leased Employees. Sellers shall have full responsibility and authority for decisions regarding termination and reassignment of Leased Employees. In the event that Buyers provide reasonable evidence to Sellers that the performance of a Leased Employee is unsatisfactory or if Buyers notify Sellers that the services of a particular Leased Employee are no longer needed, then Sellers shall reassign the Leased Employee from Buyers, subject to and in accordance with the personnel policies of Sellers. In the event Buyers request the reassignment of the services of a Leased Employee, or in the event of the resignation, retirement or other termination of services by a Leased Employee for Buyers, such Leased Employee shall be reassigned to Sellers, who shall be responsible for taking any action with respect to such Leased Employee's employment by Sellers. Leased Employees who are reassigned from Buyers or are terminated during the Lease Period are referred to herein as "Former Leased Employees." Exhibit "A" shall be revised to exclude such Former Leased Employees from time to time, as appropriate.

          1.5 Permanent Hire. Buyers may, in their discretion and at any time during the Lease Period, offer to permanently hire any of the Leased Employees without any additional compensation therefor payable to Sellers, other than for the payments provided pursuant to this Agreement.

2.   Payment For Leased Employees.

          2.1 Payment Terms. On or before the 25th day of each calendar month, Sellers shall issue an invoice to Buyers specifying the Reimbursable Amount (as defined in Section 2.2 below) for the immediately preceding calendar month. Buyers shall pay the Reimbursable Amount specified in each such invoice within ten (10) days after receipt of such invoice.

          2.2 Reimbursable Amount. The term "Reimbursable Amount" is an amount equal to the costs paid and expenses accrued (as hereafter provided) by Sellers during such period, solely with respect to the Leased Employees that are providing services to Buyers hereunder, including, without limitation, the reasonable cost of: (i) salaries, wages and incentive, vacation, holiday and self-funded sick pay; (ii) Seller-paid social security taxes, medicare taxes and other payroll taxes; (iii) premiums paid by Sellers on behalf of Leased Employees for coverage by any long-term disability insurance, insured short-term disability benefits, group term life insurance, accidental death and disability insurance, business travel accident insurance requested by Buyers, and insured group health, dental or vision plans; (iv) other employee welfare benefits, fringe benefits or perquisites, including, but not limited to, benefits under any employee welfare benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), supplemental unemployment compensation plan benefits or any other fringe benefit arrangement which does not constitute an employee benefit plan, or Sellers' costs under any employment agreement not otherwise described in this Section which have been disclosed to Buyers; (v) Sellers' contributions to any tax-qualified defined contribution plan on behalf of Leased Employees (other than employee pretax deferral amounts included in (i) above, as wages); (vi) Sellers' provided benefits under any tax-qualified defined benefit pension plan; (vii) Sellers' provided self-funded group health, dental and vision benefits; (viii) Sellers' costs for administration of any benefit plan, program or arrangement provided to or for the benefit of the Leased Employees; (ix) any other government charges relating to the employment of the Leased Employees, including worker's compensation claims; (x) amounts paid for the insurance coverage required under Section 3 below, (xi) expenses of complying with and administering any collective bargaining agreement with respect to Leased Employees; and (xii) any amounts due Sellers pursuant to Section 4 below, in each case to the extent that such payments and benefits are generally provided to Sellers' employees as a group.

          2.3 Late Payment. Any portion of the Reimbursable Amount that is not paid as and when due pursuant to the payment terms provided in this Section shall be considered a "Late Payment." Sellers shall notify Buyers of such Late Payment, in writing, and interest shall accrue on such Late Payment (or any portion thereof) from the date that such Late Payment was first invoiced to Buyers until the date such amount is fully paid to Sellers at the rate equal to the lesser of: (i) the maximum rate allowed by law, or (ii) the prime rate as announced from time to time by Wells Fargo Bank, N.A. plus five percentage (5%) points per annum.

          2.4 Covenant of Sellers. Sellers covenant and agree not to increase the levels of compensation and benefits provided to any of the Leased Employees during the Lease Period, other than for normal increases in compensation and benefits to similarly-situated employees of Sellers, and in the ordinary course and operation of Sellers' business.

3.   Sellers' Insurance Obligations.

          3.1 Insurance. Sellers shall obtain and maintain at their own expense general liability, worker's compensation, disability and casualty and other similar employee benefit insurance, in amounts reasonably sufficient to meet state requirements, including insurance for any claims, losses, costs and expenses incurred in connection with the injury or death of a Leased Employee pursuant to this Agreement.

          3.2 Additional Insurance. Sellers shall be required to purchase and maintain such insurance with limits described in Section 3.3 below and as approved by Buyers as will protect it from claims set forth below which may arise out of or result from the Leased Employee's provision of Services (as defined in Section 5.2 below) under this Agreement; provided, however, that Sellers shall not be required to obtain errors and omissions insurance. Coverage shall include, but not be limited to, the following claims:

               (a) Claims under Workmen's Compensation;

               (b) Claims for damage because of bodily injury, occupational sickness or disease, or death of employees;

               (c) Claims for damages because of bodily injury, sickness or disease, or death of any person other than employees of Buyers;

               (d) Claims for damages insured by usual personal injury liability coverage which are sustained by any other person;

               (e) Claims for damages because of injury to or destruction of tangible property, including loss of use resulting therefrom; and

               (f) Claims for damages because of bodily injury or death of any person or property damage arising out of the use of any of Buyers' motor vehicles.

          3.3 Insurance Amounts. Sellers' comprehensive General Liability Insurance shall be in an amount not less than $1,000,000 for property damage, injuries, including accidental death, to any one person and subject to the same limit for each person, and in an amount not less than $1,000,000 for one occurrence. Sellers shall also obtain and maintain Excess Umbrella Liability Insurance in an amount of at least $1,000,000 for each occurrence and aggregate. Sellers shall be required to maintain the above coverages for the period of time extending throughout the Lease Period.

4.   Indemnification.

          4.1 Indemnification of Sellers. Buyers shall indemnify and hold harmless Sellers and their Affiliates, directors, officers, employees, controlling persons, agents and representatives and their successors and assigns (collectively, the "Seller Indemnified Parties") from and with respect to any and all Losses incurred by the Seller Indemnified Parties in connection with or arising out of (i) Buyers' or their Affiliates', or Buyers' or their Affiliates' employees', acts or omissions relating to the Leased Employees; (ii) the employment, the failure to employ or the termination of employment of any Leased Employee with respect to the Lease Period or in relation to Section 1.4 above taken by Buyers or their Affiliates or Buyers' or their Affiliates' employees, including, but not limited to, constructive termination, claims arising under any employment agreement, collective bargaining agreement, employment law or regulation, including without limitation Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the Internal Revenue Code of 1986, as amended; the Employee Retirement Income Security Act of 1974, as amended; the Worker Adjustment Retraining and Notification Act; or claims arising under any other federal, state, or local civil rights, employee benefit, labor, contract, tort, or common law; (iii) acts or omissions of Leased Employees taken at the direction of Buyers' or their Affiliates' employees; or (iv) the negligent acts or omissions or willful misconduct of the Leased Employees taken at the direction of Buyers' or their Affiliates' employees. Buyers' indemnification obligations under this Section 4.1 shall not extend to any Losses incurred by any of the Seller Indemnified Parties as a result of the acts or omissions of the Seller Indemnified Parties relating to the Leased Employees.

          4.2 Survival of Provisions. The indemnification obligations of the Buyers under this Agreement shall survive any termination of this Agreement for a period of one (1) year.

5.   Services.

          5.1 General. Leased Employees are Buyers' agents and will act as directed by and under the supervision of Buyers and their employees, and will confer with Buyers regarding the Leased Employee's Services (as defined in Section 5.2 below).

          5.2 Services. Buyers and Sellers hereby covenant and agree that in return for the fee provided for in Section 2 above, Sellers shall cause the Leased Employees to devote their full time and efforts to the diligent and faithful performance of such tasks as are beneficial to the transition and ownership of the Business from Buyers to Sellers (the "Services").

6.   Maintenance of Records.

          6.1 Buyers and Sellers shall each have the following rights and obligations with respect to the maintenance of records and the following rights with respect to the inspection of the records maintained by the other:

               (a) Buyers shall maintain accurate records of all hours worked by each Leased Employee in such form as Sellers shall reasonably request and, at such times as Sellers shall reasonably request, Buyers shall furnish such records to Sellers.

               (b) All business records and information relating to the business activities of either Buyers or Sellers shall be the property of that party.

               (c) Each of Buyers and Sellers shall safeguard all records maintained by it pursuant to this Agreement for a period of six years, or if longer, as required by applicable law.

               (d) The parties shall give each other and their respective counsel, auditors and other authorized representatives reasonable access to each other's books and records relating to Leased Employees and Former Leased Employees, including, without limitation, correspondence, accounting records, personnel files, and legal complaints, upon reasonable notice and during normal business hours, as may be necessary for the performance of the respective duties and obligation hereunder; provided, however, that any review of Sellers' books and records pursuant to this Section shall be conducted in a manner as not to interfere unreasonably with the conduct of the business of Sellers.

7.   Force Majeure.

          7.1 Neither Sellers nor Buyers shall be responsible to the other for any delay in or failure of performance of its obligations under this Agreement to the extent such delay or failure is attributable to any cause beyond its reasonable control, including, without limitation, any act of God, fire, accident, strike or other labor difficulties, war, embargo or other governmental act, or riot that, in the case of Sellers, prevents Sellers from providing Leased Employees under this Agreement, or, in the case of Buyers, prevents Buyers from utilizing the services of Leased Employees under this Agreement; provided that the party affected thereby gives the other party prompt notice of the occurrence of any event which has caused or is likely to cause any such delay or failure, setting forth its best estimate of the length of any delay and any possibility that it will be unable to resume performance; and provided further that said affected party shall use its commercially reasonable efforts to expeditiously overcome the effects of that event and resume performance or utilization.

8.   Termination and Replacement.

          8.1 Termination. This Agreement may be terminated:

               (a) By either Sellers or Buyers upon not less than fifteen (15) days' prior written notice to the other party in the event that such other party has materially breached its obligations under this Agreement and has failed or refused to remedy such breach within fifteen (15) days after written demand therefor is given by the aggrieved party to the other or in the event that such other party has materially breached the same obligation under this Agreement more than once (regardless of whether such breach is remedied);

               (b) By either Sellers or Buyers upon written notice to the other party, effective immediately, in the event the other party shall become the subject (voluntarily or involuntarily) of any proceeding relating to bankruptcy or insolvency, or make an assignment or other arrangement for the benefit of its creditors, or be dissolved or liquidated (except as a consequence of a merger, consolidation or other corporate reorganization not involving the insolvency of such dissolved or liquidated party);

          8.2 Obligations Upon Termination. Upon termination or expiration of this Agreement, Buyers shall be liable to Sellers for all unpaid Reimbursable Amounts attributable to any period(s) prior to the termination of this Agreement.

9.   Sellers Not Fiduciary.

          9.1 Nothing set forth in this Agreement shall be deemed to constitute Sellers a fiduciary of Buyers, nor shall Sellers have any liability to Buyers with respect to the service of the Leased Employees provided under this Agreement other than as expressly set forth in Section 4 above.

10.  Limited Warranty; Limitation of Liability; Compliance with Employment Laws.

          10.1 Warranties of Compliance with Employment Laws. As an inducement to the parties to enter into this Agreement, Buyers and Sellers represent, warrant and covenant to each other that they each will comply in all material respects with all applicable federal, state and local laws, rules, regulations and ordinances applicable to the Leased Employees and their services hereunder, to the extent that such party exclusively controls a matter or supervises a Leased Employee with respect to a matter, including without limitation, those relating to workers' compensation, labor and employment relations, employee health and safety, and employment discrimination.

          10.2 Limitation of Warranty; Limitation of Liability. Except as expressly provided in Section 10.1, Leased Employees are provided under this Agreement without warranty of any kind whatsoever. For breaches of warranty and other breaches of contract with respect to this Agreement, Seller's liability shall in no event exceed the total amount paid by Buyers under this Agreement. Without limitation, Sellers SHALL NOT BE SUBJECT TO AND EXPRESSLY DISCLAIM: (A) ANY OTHER OBLIGATIONS OR LIABILITIES ARISING OUT OF BREACH OF CONTRACT OR WARRANTY; (B) ANY OBLIGATIONS OR LIABILITIES WHATSOEVER ARISING FROM TORT CLAIMS (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR ARISING UNDER OTHER THEORIES OF LAW WITH RESPECT TO THE UNDERTAKINGS, ACTS OR OMISSIONS OF LEASED EMPLOYEES HEREUNDER; AND (C) CONSEQUENTIAL, INCIDENTAL, INDIRECT OR CONTINGENT DAMAGES WHATSOEVER WITH RESPECT TO THIS AGREEMENT, OR ANY UNDERTAKINGS, ACTS OR OMISSIONS OF LEASED EMPLOYEES PROVIDED HEREUNDER.

11.  Miscellaneous Provisions.

          11.1 Confidentiality. Each of Sellers and Buyers (as appropriate, the "Promisor") covenant and agree to and will cause their respective authorized agents, representatives, affiliates, employees, officers, directors, accountants, counsel and other designated representatives (collectively, "Representatives") to (i) treat and hold as confidential (and not disclose or provide access to any person to) all records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the other party (the "Promisee") or the Leased Employees in the Promisor's possession or furnished by the Promisee or its Representatives pursuant to this Agreement, (ii) in the event that Promisor or its Representatives become legally compelled to disclose any such Information, provide the Promisee with prompt written notice of such requirement so that the Promisee may seek a protective order or other remedy or waive compliance with this Section 11.1, and (iii) in the event that such protective order or other remedy is not obtained, or the Promisee waives compliance with this Section 11.1, furnish only that portion of such Information which is legally required to be provided and exercise Promisor's best efforts to obtain assurances that confidential treatment will be accorded such Information; provided, however, that this sentence shall not apply to any Information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by such party or its Representatives; and provided further, however, that the provisions of clauses (i) and (ii) above shall not preclude a party from disclosing Information to its Representatives (provided that each such Representative shall be advised of the confidential nature of such Information) or from disclosing Information to or filing Information with any governmental authority or agency with jurisdiction over such party. Each party agrees and acknowledges that remedies at law for any breach of its obligations under this
Section 11.1 are inadequate and that in addition thereto the other party shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach, without the necessity of demonstrating the inadequacy of monetary damages. The provisions of this Section
11.1 shall not apply to the extent any such Information is required to be disclosed by applicable law.

          11.2 Notices. All necessary notices, demands, requests and other communications required or permitted to be given hereunder shall in every case be in writing and shall be deemed duly given (a) when delivered personally, (b) upon receipt or refusal of receipt, if sent by registered or certified mail, in all such cases with postage prepaid, return receipt requested, or (c) the next business day if delivered by a recognized overnight courier service, airbill prepaid, designated for next business day delivery, to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing:

          If to Buyers:     Steve Plakmeyer
                            Gordon Food Service, Inc.
                            P.O. Box 2172
                            Grand Rapids, Michigan 49501

          and to:           David L. Gray
                            11092 Lake Michigan Drive
                            P.O. Box 276
                            Empire, Michigan 49630-0276

          With a copy to:   Miller, Johnson, Snell & Cummiskey, P.L.C.
                            250 Monroe Avenue, N.W., Suite 800
                            Grand Rapids, Michigan 49503-2250
                            Attention: Robert R. Stead

          If to Sellers:    Dennis Chiavelli
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Donald G. Alvarado
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Sue Mullins
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Skadden, Arps, Slate, Meagher & Flom LLP
                            Four Times Square
                            New York, New York 10036
                            Attention: Jeffrey W. Tindell

          And a copy to:    Foley & Lardner
                            2029 Century Park East, Suite 3500
                            Los Angeles, California 90067-3021
                            Attention: Richard W. Lasater II

          11.3 Jurisdiction.

          (a) In the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto consents to submit itself to the personal jurisdiction of any federal court in the state of Delaware and, in case such court refuses jurisdiction then each of the parties consents to submit itself to the personal jurisdiction of any state court in the state of Delaware. Each of the parties further agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and agrees that, except as permitted pursuant to this Section 11.3, it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court other than a federal court in the state of Delaware.

          (b) In the event the state court specified in Section 11.3(a) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Seller Parties against any of the Buyer Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

               (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States District Court for the Western District of Michigan (and each appellate court thereof) or any state court in the state of Michigan;

               (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan shall be deemed to be a convenient forum; and

               (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

          (c) In the event the state court specified in Section 11.3(a) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Buyer Parties against any of the Seller Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this Agreement:

               (i) expressly and irrevocably consents and submits to the jurisdiction of any federal court within the jurisdiction of the United States

          District Court for the Central District of California (and each appellate court thereof) or any state court in the state of California;

               (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California shall be deemed to be a convenient forum; and

               (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

          (d) The parties hereby waive any right to a jury trial.

          11.4 Further Assurances. From time to time, at the request of the other party hereto and at the expense of the party so requesting (unless the requesting party is entitled to indemnification therefor under Section 4), each of the parties hereto shall execute and deliver to such requesting party such documents and take such other action as such requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

          11.5 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

          11.6 Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties to be charged with the amendment.

          11.7 Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights or obligations under this Agreement without the prior consent of the other parties, except that GFS Holding may assign any of its rights under this Agreement to any Affiliate of GFS Holding. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

          11.8 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          11.9 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

          11.10 Preamble; Recitals. The Recitals set forth in the Preamble hereto are hereby incorporated and made a part of this Agreement.

          11.11 Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles.

          11.12 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto by virtue of having drafted this Agreement or otherwise.

          11.13 Dispute Resolution. Except as hereinafter provided in this
Section 11.13 all claims, controversies, differences, or disputes between or among any of the parties hereto arising from or relating to this Agreement, including claims by one party that another party or parties hereto have failed to perform any of their obligations hereunder (collectively, "Agreement Disputes"), shall be resolved as follows:

               (a) Facilitative Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice, in the manner set forth in Section 11.2 hereof (a "Dispute Notice"), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration Association (the "AAA") in effect on the date of this Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Each party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

               (b) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising from the other party's breach or such other relief as may be appropriate under the circumstances.

               (c) Attorney Fees and Other Costs. The prevailing party in any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall be entitled to recover the reasonable fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

               (d) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or federal courts pursuant to the procedures set forth in
     Section 11.3 without having to submit the matter or Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party's rights or ability to seek such monetary award or relief in another action or proceeding.

          11.14 Counterparts. This Agreement may be executed in two or more counterparts, each or which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          IN WITNESS WHEREOF Sellers and Buyers have executed this Agreement as of the date set forth in the first paragraph hereof.

                                      "SFI"

                                      SMART & FINAL INC.
                                      a Delaware corporation


                                      By: /s/ Donald G. Alvarado
                                          --------------------------------------
                                      Its:
                                           -------------------------------------

                                      "AFD"

                                      AMERICAN FOODSERVICE DISTRIBUTORS
                                      a California corporation


                                      By: /s/ Donald G. Alvarado
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "SF Stores"

                                      SMART & FINAL STORES CORPORATION
                                      a California corporation


                                      By: /s/ Donald G. Alvarado
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "GFS Holding"

                                      GFS HOLDING, INC.
                                      a Delaware corporation


                                      By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "Henry Lee"

                                      HENRY LEE COMPANY
                                      a Florida corporation


                                      By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:
                                           -------------------------------------

                                      "GFS Stores"

                                      GFS STORES, LLC
                                      a Delaware limited liability company

                                          By: GFS HOLDING, INC.
                                          Its: Manager


                                      By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "GFS Orlando"

                                      GFS Orlando, LLC
                                      a Delaware limited liability company

                                          By: GFS HOLDING, INC.
                                          Its: Manager


                                      By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:
                                           -------------------------------------

                                   EXHIBIT "A"
                                       TO
                           EMPLOYEE LEASING AGREEMENT

                         LEASED EMPLOYEES   LOCATION
                         ----------------   --------

                         Dale Davidson      Miami

                         Michael Peters     Miami

                                             FOLEY & LARDNER
                                             2029 CENTURY PARK EAST, SUITE 3500
                                             LOS ANGELES, CALIFORNIA 90067-3021
                                             310.277.2223 TEL
                                             310.557.8475 FAX
                                             www.foleylardner.com

                                             WRITER'S DIRECT LINE
                                             310.277.2223

                                             CLIENT/MATTER NUMBER
                                             024041-0111

                               September 7, 2003

GFS Holding, Inc.
c/o Steve Plakmeyer
Gordon Food Service, Inc.
P.O. Box 2172
Grand Rapids, Michigan 49501

             Re: Asset Purchase Agreement Dated as of August 6, 2003

Ladies and Gentlemen:

          We have acted as counsel for Smart & Final Inc., a Delaware corporation ("Smart & Final"), Smart & Final Stores Corporation, a California corporation ("SF Stores") and American Foodservice Distributors, a California corporation ("American Foodservice" and, together with Smart & Final and SF Stores, the "Seller Parties"), in connection with the transactions pursuant to and referenced in the Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of August 6, 2003 and executed by and among the Seller Parties and GFS Holding, Inc., a Delaware corporation ("GFS Holding"), GFS Orlando, LLC, a Delaware limited liability company ("GFS Orlando") and GFS Stores, LLC, a Delaware limited liability company ("GFS Stores" and, together with GFS Orlando and GFS Holding, the "Buyer Parties"). We are rendering this opinion to you pursuant to Section 1.9(a)(xii) of the Asset Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

          In our capacity as counsel to the Seller Parties, we have examined originals, or copies identified to our satisfaction as being true copies of such corporate records, agreements, instruments and other documents of the Seller Parties as in our judgment are necessary or appropriate to enable us to render the opinions set forth herein. These records, agreements, instruments and documents include, without limitation:

          a.   The Asset Purchase Agreement, and the Schedules thereto;

          b. An Escrow Agreement (the "Escrow Agreement") dated September    ,
                                                                          ---
     2003 and executed by and among the Seller Parties, the Buyer Parties, Henry Lee Company, a Florida corporation ("Henry Lee") and Wells Fargo Bank, N.A., as Escrow Agent;

BRUSSELS   DETROIT        MILWAUKEE    SAN DIEGO           TAMPA
CHICAGO    JACKSONVILLE   ORLANDO      SAN DIEGO/DEL MAR   TOKYO
DENVER     LOS ANGELES    SACRAMENTO   SAN FRANCISCO       WASHINGTON, D.C.   015.594824.5
           MADISON                     TALLAHASSEE         WEST PALM BEACH

FOLEY & LARDNER
ATTORNEYS AT LAW

GFS Holding, Inc.
September 7, 2003
Page 2

          c. An Assignment and Assumption Agreement (the "Assumption Agreement")
     dated as of September    , 2003 and executed by and among Smart & Final, SF
                           ---
     Stores and GFS Stores;

          d. A Noncompetition Agreement (the "Noncompetition Agreement") dated
     September    , 2003 and executed by and among the Seller Parties, the Buyer
               ---
     Parties and Henry Lee;

          e. A Software License, Use and Support Agreement (the "Software
     License Agreement") dated as of September    , 2003 and executed by and
                                               ---
     among the Seller Parties, the Buyer Parties and Henry Lee;

          f. A Tradename and Trademark License Agreement (the "Trademark License
     Agreement") dated as of September    , 2003 and executed by and among the
                                       ---
     Seller Parties, the Buyer Parties and Henry Lee;

          g. A Transitional Services Agreement (the "Transitional Services
     Agreement") dated as of September    , 2003 and executed by and among the
                                       ---
     Seller Parties, the Buyer Parties and Henry Lee;

          h. An Employee Leasing Agreement (the "Employee Leasing Agreement")
     dated as of September    , 2003 and executed by and among the Seller
                           ---
     Parties, the Buyer Parties and Henry Lee;

          i. A Real Estate Purchase Agreement (the "Real Estate Purchase
     Agreement") dated as of September   , 2003 and executed by and between
                                       --
     Smart & Final and GFS Marketplace Realty Four, LLC, a Delaware limited liability company, with respect to the Fort Lauderdale Store;

          j. A Vendor Contract Participation Agreement (the "Vendor Contract
     Participation Agreement") dated as of September   , 2003 and executed and
                                                     --
     among the Seller Parties, the Buyer Parties and Henry Lee;

          k. Amendment No. 5 ("Amendment No. 5 to the Lease Agreement"), dated , 2003, to that certain Lease Agreement (and related documents)
     ----- ---
     dated as of November 30, 2001 between Wells Fargo Bank, NW, N.A., as the Owner Trustee and Lessor and Smart & Final Inc., as Lessee, as previously amended by amendments Nos. 1-4 thereto dated June 4, 2002, February 14, 2003, June 1, 2003 and July 11, 2003, respectively;

          l. Amendment No. 5 ("Amendment No. 5 to the Credit Agreement"), dated , 2003, to that certain Credit Agreement (and related documents),
     ------ ---
     dated as of November 30, 2001, among Smart & Final Inc., as Borrower, and various parties, as Lenders, BNP Paribas, as Administrative Agent and Lead Arranger, Harris Trust & Savings Bank, as Syndication Agent, and Cooperative Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", as Documentation Agent, as previously amended by amendments Nos. 1-4

FOLEY & LARDNER
ATTORNEYS AT LAW

GFS Holding, Inc.
September 7, 2003
Page 3

     thereto dated June 4, 2002, February 18, 2003, June 1, 2003 and July 11, 2003, respectively (referred to along with the Escrow Agreement, the Assumption Agreement, the Noncompetition Agreement, the Software License Agreement, the Trademark License Agreement, the Transitional Services Agreement, the Employee Leasing Agreement, the Real Estate Purchase Agreement, the Vendor Contract Participation Agreement, Amendment No. 5 to the Credit Agreement, and Amendment No. 5 to the Lease Agreement, collectively, as the "Related Agreements");

          m. The Certificate of Incorporation of Smart & Final, certified on August 27, 2003 by the Delaware Secretary of State;

          n. The Articles of Incorporation of SF Stores, certified on August 29, 2003 by the California Secretary of State;

          o. The Articles of Incorporation of American Foodservice, certified on August 29, 2003 by the California Secretary of State;

          p. The Bylaws of Smart & Final, certified by the Secretary or Assistant Secretary of Smart & Final;

          q. The Bylaws of SF Stores, certified by the Secretary or Assistant Secretary of SF Stores;

          r. The Bylaws of American Foodservice, certified by the Secretary or Assistant Secretary of American Foodservice;

          s. A Certificate of Good Standing as to Smart & Final, certified on August 21, 2003 by the Delaware Secretary of State;

          t. A Certificate of Good Standing as to Smart & Final, certified on August 29, 2003 by the Florida Secretary of State;

          u. A Certificate of Status as to SF Stores, certified on August 23, 2003 by the California Secretary of State;

          v. A Certificate of Good Standing as to SF Stores, certified on August 29, 2003 by the Florida Secretary of State;

          w. A Certificate of Status as to American Foodservice, certified on September 2, 2003 by the California Secretary of State;

          x. A Certificate of Good Standing as to American Foodservice, certified on August 29, 2003 by the Florida Secretary of State;

FOLEY & LARDNER
ATTORNEYS AT LAW

GFS Holding, Inc.
September 7, 2003
Page 4

          y. The resolutions of the Board of Directors of Smart & Final with respect to the Asset Purchase Agreement and the Related Agreements, certified by the Secretary or Assistant Secretary of Smart & Final;

          z. The resolutions of the Board of Directors of SF Stores with respect to the Asset Purchase Agreement and the Related Agreements, certified by the Secretary or Assistant Secretary of SF Stores;

          aa. The resolutions of the Board of Directors of American Foodservice with respect to the Asset Purchase Agreement and the Related Agreements, certified by the Secretary or Assistant Secretary of American Foodservice;

          bb. The Officer's Certificate of Smart & Final delivered to us in connection with this opinion, a copy of which is attached hereto as Exhibit "A";

          cc. The Officer's Certificate of SF Stores delivered to us in connection with this opinion, a copy of which is attached hereto as Exhibit "B"; and

          dd. The Officer's Certificate of American Foodservice delivered to us in connection with this opinion, a copy of which is attached hereto as Exhibit "C".

          For the purposes of our opinions, we have assumed the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies, and the authenticity of the originals of all documents submitted to us as copies. We have also assumed the genuineness of the signatures of persons signing all documents in connection with which these opinions are rendered. We have further assumed: (i) the authority of such persons signing all documents on behalf of the parties thereto other than the Seller Parties; (ii) the due authorization of all documents by the parties thereto other than the Seller Parties; (iii) the due execution and delivery of all documents by the parties thereto other than the Seller Parties; (iv) the absence of duress, fraud, undue influence, or mutual mistake of material fact on the part of the parties; (v) that the choice of law provisions in the Asset Purchase Agreement and the Related Agreements were not made with a view towards evading otherwise applicable law or the consequences thereof; and (vi) that the application of Delaware law to the Asset Purchase Agreement and the Related Agreements would not be contrary to a fundamental public policy of a jurisdiction that has a materially greater interest than the State of Delaware in the determination of a particular question at issue. As to any facts material to the opinions set forth herein, which we have not independently established or verified, we have relied solely upon the representations and warranties of the officers of the Seller Parties, the representations and warranties of the Seller Parties contained in the Asset Purchase Agreement and the Related Agreements, and upon the Officer's Certificates from each of the Seller Parties, but without any further independent investigation. In addition, we have obtained and relied upon such certificates from public officials as we have deemed necessary. We have assumed that such representations and warranties, and such certifications, are true, correct and complete.

FOLEY & LARDNER
ATTORNEYS AT LAW

GFS Holding, Inc.
September 7, 2003
Page 5

          As used in this opinion, the expression "to our knowledge" with reference to matters of fact: (i) means that, after an examination of documents made available to us by or on behalf of the Seller Parties and based on the representations and warranties of the officers of the Seller Parties, the representations and warranties of the Seller Parties contained in the Asset Purchase Agreement and the Related Agreements, and upon the Officer's Certificates from each of the Seller Parties, but without any further independent investigation, we find no reason to believe that the opinions set forth herein are factually incorrect; and (ii) refers to the current actual knowledge of the attorneys of this law firm who have worked on matters for the Seller Parties in connection with the consummation of the transactions contemplated by the Asset Purchase Agreement and the Related Agreements. Except to the extent expressly set forth hereinabove, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Seller Parties or the rendering of the opinions set forth herein.

          In addition to the foregoing, in rendering the opinions set forth herein, we note that the Asset Purchase Agreement and the Related Agreements state that they are to be governed by Delaware law. We advise you that we are not admitted to practice in that state, although we are familiar with the corporate laws of that state.

          Based solely upon the foregoing, and subject to the qualifications and exceptions heretofore and hereinafter set forth, we are of the opinion that:

     1. Smart & Final is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is qualified to transact business and is in corporate good standing under the laws of the State of Florida, and has all corporate power required to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under the Asset Purchase Agreement and the Related Agreements.

     2. SF Stores is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and is qualified to transact business and is in corporate good standing under the laws of the State of Florida, and has all corporate power required to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under the Asset Purchase Agreement and the Related Agreements.

     3. American Foodservice is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and is qualified to transact business and is in corporate good standing under the laws of the State of Florida, and has all corporate power required to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under the Asset Purchase Agreement and the Related Agreements.

     4. The execution, delivery and performance by the Seller Parties of the Asset Purchase Agreement and the Related Agreements have been duly authorized by all necessary corporate action, and do not violate or contravene the Certificate of Incorporation or Articles of Incorporation, as applicable, or the Bylaws of the Seller Parties. The Asset Purchase Agreement and the Related Agreements have been duly executed by and delivered on behalf of the Seller Parties.

FOLEY & LARDNER
ATTORNEYS AT LAW

GFS Holding, Inc.
September 7, 2003
Page 6

     5. The Asset Purchase Agreement and the Related Agreements have been duly executed and delivered and constitute the legally valid and binding obligation of the Seller Parties and, other than the Noncompetition Agreement, are enforceable against the Seller Parties in accordance with their terms, except as enforceability may be limited by any bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles affecting creditors' rights generally, and except as provided further below in this letter.

     6. Except as disclosed in the Schedules to the Asset Purchase Agreement, the execution, delivery and performance by the Seller Parties of the Asset Purchase Agreement and the Related Agreements: (i) requires no approval, filing with, authorization, consent, adjudication or order of any governmental authority which has not been obtained; (ii) does not violate any current law or regulation of the States of California or Delaware, or the federal laws of the United States of America binding on the Seller Parties, which a lawyer, using customary professional diligence, would reasonably recognize as applicable to the Seller Parties and the transactions contemplated by the Asset Purchase Agreement and the Related Agreements; (iii) to the best of our knowledge, does not violate any order, writ, judgment, injunction, decree or award binding on the Seller Parties; and (iv) subject to the exceptions set forth below, does not violate or contravene or constitute a default under any material agreement binding upon the Seller Parties.

          The foregoing opinions are subject to the following additional exceptions assumptions and qualifications:

     1. We express no opinion as to the applicability of, compliance with, or effect of:

          a. any principles of public policy which may limit enforceability of the Asset Purchase Agreement or any of the Related Agreements;

          b. the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar laws or judicially developed doctrine (such as substantive consolidation or equitable subordination) now or hereafter in effect relating to or affecting the rights and remedies of creditors generally;

          c. the effect of procedural due process, general principles of equity including, without limitation, principles of commercial reasonableness, good faith and fair dealing, whether such enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought, including the court's failure or refusal to enforce provisions of agreements or documents if enforcement thereof is based upon defaults or breaches which are immaterial to the ultimate performance contemplated thereby or for other reasons deemed equitable by the court;

          d. the availability of the remedy of specific performance, or of any other equitable remedy or relief to enforce any right under any agreement or document; and

FOLEY & LARDNER
ATTORNEYS AT LAW

GFS Holding, Inc.
September 7, 2003
Page 7

          e. the enforceability, in any particular circumstance, of any provision of the Asset Purchase Agreement or the Related Agreements which provides for the severability of illegal or unenforceable provisions.

          For purposes of the opinions in paragraphs 1, 2 and 3 above, we have relied exclusively upon a certificate issued by a governmental authority in each relevant jurisdiction, and statements and representations of officers of the Seller Parties. Such opinions are not intended to provide any conclusion or assurance beyond that conveyed by such certificate. We have assumed without investigation that there has been no relevant change or development between the date of such certificate and the date of this letter.

          In addition, in rendering the opinions set forth above, we have assumed that the transactions described in or contemplated by the Asset Purchase Agreement have been or will be consummated consistent with the descriptions of such transactions as set forth in the Asset Purchase Agreement and the Related Agreements as provided to us, and in accordance with the operative documents relating to such transactions.

          The opinions set forth above are based on the laws of the States of California and Delaware only as they exist as of the date of this letter, and we assume no obligation to modify, supplement or update this letter to reflect any facts or circumstances which may hereafter come to our attention or on account of changes in such laws or court decisions which may hereafter occur. Furthermore, we advise you that we are not admitted to practice in the State of Delaware. As to matters of Delaware law set forth in this letter, we advise you that, with your permission, we have relied on the opinion of The Bayard Firm.

          This opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matter relating to the Seller Parties or to any investment therein, or under any other law.

          This opinion is solely for your benefit and, without our prior written consent, shall not be quoted in whole or in part, summarized or otherwise referred to, relied upon or filed with or supplied to any other person or entity.

                                Very truly yours,

                                 FOLEY & LARDNER

                                                               EXECUTION VERSION

                 AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

          THIS AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE (this "Agreement")
is made this        day of September 2003, between SMART & FINAL, INC., a
             ------
Delaware corporation, of 600 Citadel Drive, Commerce, California 90040 (the "Seller") and GFS MARKETPLACE REALTY FOUR, LLC, a Delaware limited liability company, of 333 - 50th Street, S.W., Grand Rapids, Michigan 49508 (the "Buyer").

                                    RECITALS:

          A. Seller, Smart and Final Stores Corporation ("SF Stores"), and American Foodservice Distributors have heretofore entered into that certain Asset Purchase Agreement dated as of August 6, 2003 (the "APA") with GFS Holding, Inc., GFS Orlando, LLC, and GFS Stores, LLC ("GFS Stores"), pursuant to which, among other things, GFS Stores is acquiring certain assets used by SF Stores in the retail store business heretofore operated by SF Stores in the State of Florida, including, without limitation, the assets used at the store located at the Subject Property (as defined in Section 1(b) below).

          B. Seller currently leases the Subject Property from Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as owner trustee under the S&F Trust 1998-1 (the "Owner Trustee") pursuant to that certain Lease Agreement dated as of November 30, 2001 (as amended and supplemented to date, the "Synthetic Lease," and together with the Participation Agreement, the Trust Agreement, the Credit Agreement, and the Mortgage Instruments (as each such term is defined in Appendix A to the Participation Agreement) relating to the Subject Property, referred to herein collectively as the "Synthetic Lease Documents"). A copy of each of the Synthetic Lease Documents, redacted to preserve the confidentiality of the financial terms of the transaction contemplated thereby, has previously been provided by Seller to Buyer.

          C. This Agreement is being entered into pursuant to and in contemplation of the consummation of the transactions contemplated by the APA.

          D. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Subject Property, all on the terms and subject to the conditions set forth below.

          IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE AS FOLLOWS:

          1. Property Included in Purchase and Sale Agreement.

          (a) Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms of this Agreement, the real property, improvements, fixtures and appurtenances located at 2573 N. Federal Highway, Ft. Lauderdale, Florida, which property is more particularly described on attached Exhibit A (the "Real Property"). The legal description for the Real Property shall be subject to verification by Buyer prior to Closing (as defined in Section 13 of this Agreement) based on the survey and title commitment to be provided by Seller under this Agreement.

          (b) Also included in this sale at no additional cost to Buyer are the items of equipment and other personal property associated with the Real Property and leased to Seller pursuant to the Synthetic Lease (the "Personal Property"). For the avoidance of doubt, Seller and Buyer expressly acknowledge and agree that the Hughes satellite system currently installed at the Real Property is not leased to Seller pursuant to the Synthetic Lease and is not included within the Personal Property to be conveyed to Buyer pursuant to this Agreement. The Real Property and the Personal Property are collectively referred to in this Agreement as the "Subject Property."

          (c) For the avoidance of doubt, Seller and Buyer mutually acknowledge and agree that the Subject Property shall include all improvements located on the Real Property, all fixtures affixed to such improvements (including, without limitation, all shelving, racks and refrigeration units or equipment, but not including the Hughes satellite system referenced above), all beneficial easements, including, without limitation, easements relating to ingress and egress, all rights, permits, licenses and appurtenances pertaining to the Real Property, if any, and all of Seller's right, title and interest in all public ways adjoining the same.

          2. Purchase Price. The purchase price for the Subject Property shall be the sum of Three Million One Hundred Thousand Dollars ($3,100,000.00) (the "Purchase Price").

          3. Payment of Purchase Price. The Purchase Price shall be paid by Buyer at Closing in the form of cashier's check or bank money order or by wire transfer of immediately available funds.

          4. Taxes and Assessment; Utilities and Rents.

          (a) Seller shall assume and pay all real estate and personal property taxes ("Taxes") on the Subject Property which are billed or become due and payable on or before the Closing Date (as defined in Section 13 of this Agreement) and all outstanding special assessments, including any certified municipal or county special assessments, which have been levied or assessed or which are a lien against the Subject Property as of the Closing Date whether due or not. All Taxes coming due and payable during the calendar year in which the Closing occurs shall be prorated between Buyer and Seller as of the Closing Date with the Seller being responsible for that portion of such Taxes allocable to the period from January 1 of the year of Closing to the Closing Date and the Buyer being responsible for the balance of such Taxes. If the precise amount of such Taxes is not known as of the Closing Date, such Taxes shall be estimated based upon the best available information. Notwithstanding the foregoing provisions of this Section 4(a), Seller and Buyer expressly acknowledge and agree that, as specified in Section 13, Buyer shall be solely responsible for paying any and all documentary stamps/transfer taxes and surtaxes which are payable upon the recording of the deed as to the conveyance to Buyer only.

          (b) All bills for utility services to the Subject Property shall be paid by Seller up to the Closing Date. Any prepaid rents and other amounts paid under any written and oral leases covering all or any portion of the Subject Property (the "Leases") shall be prorated to the Closing Date. All claims for unpaid rent shall be assigned to Buyer without additional consideration.

          5. Conveyance of Title; Indemnity by Seller.

          (a) Fee simple title to the Subject Property shall be conveyed to Buyer at Closing pursuant to a deed direct from the Owner Trustee, which deed, Buyer hereby expressly acknowledges and agrees, may take the form of a quitclaim deed so long as such quitclaim deed is satisfactory to the Title Company (as defined in Section 6 below) for purposes of issuing the title insurance policy referenced therein. Seller hereby acknowledges and agrees that, if such quitclaim deed is not satisfactory to the Title Company for such purpose, then Seller shall either cause the Owner Trustee to convey title to Buyer pursuant to a Special Warranty Deed (as commonly known in Florida real estate transactions), or shall procure and obtain such other instruments and documents as may reasonably be required by the Title Company in order to issue the title insurance policy referenced in Section 6 on the basis of the quitclaim deed from the Owner Trustee.

          (b) Subject to and expressly conditioned upon the occurrence of the Closing, Seller hereby expressly represents and warrants to Buyer that title to the Subject Property conveyed by the Owner Trustee pursuant to any quitclaim deed delivered by the Owner Trustee to Buyer at the Closing will be free and clear of any and all liens, encumbrances, security interests, easements, restrictions and rights of third parties created by, through or under either Seller or the Owner Trustee, other than Permitted Encumbrances (as defined below), and Seller further undertakes and agrees to defend such title against all persons claiming by, through or under either Seller or the Owner Trustee. For purposes of this Section 5(b) and all other purposes of this Agreement, "Permitted Encumbrances" shall mean and include any and all liens, encumbrances, security interests, easements, restrictions and rights of third parties whatsoever that would not materially and significantly impair Buyer's functional use of the Subject Property for the purposes for which it is currently being used, including without limitation, all such liens, encumbrances, security interests, easements, restrictions and rights of third parties which are specifically identified in this Agreement as constituting "Permitted Encumbrances."

          (c) Seller represents and warrants that no work or materials have been supplied to or incorporated into the Subject Property (other than routine maintenance and repairs made in the ordinary course of business) which could give rise to a lien of any kind prior to the date of this Agreement, and that no such work or materials will be supplied to or incorporated into the Subject Property prior to surrender of possession to Buyer which have not been paid for in full or which will not be paid in the ordinary course of business. For the avoidance of doubt, Seller expressly acknowledges and agrees that it will pay in full all costs associated with any work performed on or with respect to the Subject Property prior to the Closing in the ordinary course of business (it being expressly understood by both parties that such payments may be made after the Closing). Seller shall provide the following affidavits to the Title Company that issues the commitment referenced in Section 6:

               (i) Seller's Affidavit. An affidavit from Seller attesting that:
     (a) no individual, entity or governmental authority (except as to work performed at the direction of the Buyer) has any claim against the Subject Property under applicable construction lien laws; (b) no individual, entity or governmental authority is either in possession of the Subject Property or has a possessory interest or claim in the Subject Property; and (c) no improvements to the Subject Property have been made (except as to work performed at the direction of Buyer) for which payment has not been made, and (d) containing information necessary to enable the Title Company to delete exceptions to the title commitment for matters appearing during the so-called "gap" period and for parties in possession and boundary disputes.

               (ii) FIRPTA. A Non-Foreign Transferor Affidavit in accordance with Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code").

          6. Title Insurance. Seller shall furnish Buyer at Seller's expense an ALTA owner's title insurance policy issued by Chicago Title Insurance Company (the "Title Company") covering the Real Property in the amount of the Purchase Price and insuring good and marketable title to the Real Property and all beneficial easements, subject only to the Permitted Encumbrances. Such policy shall have the standard exceptions for gap period, the rights of parties in possession, matters discoverable by survey, and taxes and assessments other than for the year of the Closing and thereafter deleted. The commitment for such policy shall be delivered to Buyer as soon as reasonably practicable but in no event later than ten (10) days after the execution of this Agreement. Seller shall furnish Buyer with a "marked up" title insurance commitment conforming to the standards specified in this Section 6 and Section 8 below at the Closing.

          7. Survey; Architectural and Engineering Drawings and Reports; Service Contracts.

          (a) As soon as reasonably possible and in no event later than fifteen
(15) days after the execution of this Agreement, Seller shall provide to Buyer, at Seller's expense, with a survey of the Real Property showing the area, dimensions and location of the Real Property to the nearest monuments, streets, the location of all improvements and encroachments, and the location of all recorded easements upon or appurtenant to the Real Property, which survey shall be subject to Buyer's approval and shall:

               (i) prepared by a Florida licensed surveyor. The survey must meet or exceed the minimum standards established under Chapter 61G17 of the Florida Administrative Code and must be certified by the surveyor to Buyer, Seller and the Title Company;

               (ii) show the size, location and type of any and all buildings, structures and improvements on the Real Property;

               (iii) show that there are no rights-of-way over or encroachments by any buildings, structures or improvements located on adjacent property onto or uses affecting, the Real Property or easement areas on the Real Property; and

               (iv) confirm that the legal description of the Real Property as set forth in the title commitment is exactly the same as the legal description set forth in the survey.

          (b) Buyer's obligation to close this transaction is contingent upon the Real Property being free from all encroachments and other survey defects that would materially and significantly impair Buyer's functional use of the Subject Property for the purposes for which it is currently being used. As soon as reasonably practicable and in no event later than ten (10) days after the execution of this Agreement, Seller shall also provide Buyer with copies of: (i) all existing architectural and engineering drawings and reports concerning the Real Property currently in Seller's possession or under Seller's control; and
(ii) all service contracts for all or any portion of the Subject Property, each of which is listed in Exhibit B attached hereto (the "Contracts").

          8. Correction of Title or Survey Defects. If the title insurance commitment or survey discloses any title or survey defects that would materially and significantly impair Buyer's functional use of the Subject Property for the purposes for which it is currently being used, Buyer shall notify Seller of Buyer's objections to the defects within ten (10) days following Buyer's receipt of such title insurance commitment or survey, as the case may be, and Seller shall be obligated, as of the Closing, to discharge or obtain title insurance coverage over any such liens, encumbrances, or mortgages that may be discharged by the payment of money. If Seller is unable to cure any title or survey defects that would materially and significantly impair Buyer's functional use of the Subject Property for the purposes for which it is currently being used, Buyer may, at its sole option, elect to: (a) terminate its obligation to purchase the Subject Property and have no further obligation or liability under this Agreement; or (b) waive any and all such defects and proceed to close this transaction. For the avoidance of doubt, Seller and Buyer expressly acknowledge and agree that (i) any title or survey defects that would not materially and significantly impair Buyer's functional use of the Subject Property for the purposes for which it is currently being used shall be deemed "Permitted Encumbrances" for all purposes of this Agreement, (ii) Seller shall have no obligation whatsoever to cure any such Permitted Encumbrances (except that Seller hereby agrees to cure such Permitted Encumbrances, if any, which may be cured at no cost whatsoever to Seller), and (iii) Buyer shall be obligated to purchase the Subject Property and consummate the Closing notwithstanding the occurrence or existence of any such Permitted Encumbrances.

          9. Physical Inspection of Subject Property; Environmental Assessment.

          (a) For a period of twenty (20) days after the execution of the APA (the "Inspection Period"), Buyer shall have the right to further inspect the Subject Property, to determine its physical characteristics and suitability for its use by Buyer. For this purpose, such inspections, investigations, appraisals, tests and determinations of the Subject Property during the Inspection Period shall include, but shall not be limited to, inquiring as to the existence of utility services, public services and access; review of any Leases relating to the Subject Property; review of the blueprints and "as built" for the improvements on the Subject Property; insuring compliance as to applicable zoning ordinances, use regulations and business codes; conducting soil tests of the Real Property, borings and other engineering and architectural tests; the environmental conditions which exist at the Real Property (including, if desired by Buyer, a Phase I and Phase II environmental assessment and a baseline environmental assessment) and the Real Property's compliance with all applicable state and federal environmental laws and regulations; and determining the availability of any governmental approvals or permits. Buyer's obligation to close this transaction is contingent upon Buyer's satisfaction with its inspection findings.

          (b) Buyer shall provide reasonable prior notice to Seller of any proposed inspection or testing by Buyer or any Representative (as defined in the APA) of Buyer pursuant to this Section 9 and shall schedule such inspection or testing so as to not disrupt the normal business operations of Seller at the Real Property. Seller and its agents and employees shall fully cooperate with Buyer and shall provide Buyer with such information and records as Buyer may reasonably request concerning the Real Property. Costs and expenses incurred in connection with Buyer's inspection and testing of the Real Property shall be paid by Buyer. Upon completion of its inspections, Buyer shall repair and restore any damage to the Subject Property caused by such inspections and testing.

          (c) Buyer hereby expressly agrees to indemnify and hold Seller harmless for any and all Losses (as defined in Section 17(a) below) arising out of any damage to property or any personal injury or death suffered by any person (including, but not limited to, Buyer or any Representative (as defined in the APA) of Buyer) resulting from or arising out of the negligence of Buyer or any Representative of Buyer in connection with any of the activities contemplated by this Section 9.

          10. Representations and Warranties of Seller. In addition to any other representations and warranties contained in this Agreement, Seller makes the following representations and warranties, each of which is expressly qualified by and subject to any and all disclosures made by Seller pursuant to the APA, and each of which, as so qualified and except as otherwise specified below, shall be true both as of the date of this Agreement and as of the Closing Date, and each of which shall survive for two years following the Closing (except that the representations in subsections (a), (b) and (c) (but solely to the extent relating to notice of any public health or environmental law or regulation) below shall survive for one month after the maximum period permitted by law):

          (a) To Seller's Knowledge (as defined in Section 29 of this Agreement), or except as would not be reasonably likely to have a material adverse effect on the value or the use of the Subject Property by Buyer for the purposes for which the Subject Property is currently being used, or except as set forth on Schedule 2.19 to the APA, none of the Seller Parties (as defined in the APA) has released any Hazardous Substances in, under or upon the Subject Property except in compliance with all applicable Environmental Laws (as defined in the APA).

          (b) To Seller's Knowledge or except as set forth on Schedule 2.19 to the APA, there are no underground storage tanks on the Real Property, and, to Seller's Knowledge, or except as would not be reasonably likely to have a material adverse effect on the value or the use of the Subject Property by Buyer for the purposes for which the Subject Property is currently being used, or except as set forth on Schedule 2.19 to the APA, no friable asbestos is present on or in the Subject Property.

          (c) Except as set forth on Schedules 2.6 and 2.19 to the APA and except for any non-compliance that would not be reasonably likely to have a material adverse effect on the value or the use of the Subject Property by Buyer for the purposes for which the Subject Property is currently being used, Seller has not received any written notice or communication, and to Seller's Knowledge, Seller has not received any other notice or communication, from any Governmental Body (as defined in the APA) asserting that the Subject Property is not in compliance with any applicable zoning, building, public health or environmental law or regulation, or any other law or regulation of any Governmental Body having jurisdiction over the Subject Property, with the exception of notices of violation or alleged liability that have been fully resolved with no future obligations on the Retail Store Business (as defined in the APA), Buyer, Seller or SF Stores.

          (d) To Seller's Knowledge, there are no pending or proposed special assessments or condemnation proceedings affecting or which may affect the Subject Property or any part of the Subject Property.

          (e) Except as provided pursuant to the terms of the Synthetic Lease Documents and that certain Credit Agreement dated as of November 30, 2001 among Seller, as borrower, BNP Paribas as administrative agent and lead arranger, and certain other parties as defined therein (the "Revolving Credit Agreement," and together with all Loan Documents as defined therein, the "Revolving Credit Documents"), there are no agreements of sale, options or other rights of third parties to acquire the Subject Property, other than this Agreement. To Seller's Knowledge, there are no unrecorded easements, leases, claims, restrictions, covenants, agreements, or encumbrances affecting all or any portion of the Subject Property (except the Leases) or any other agreements which would otherwise affect the Subject Property.

          (f) Subject to the prior receipt of all consents required pursuant to the terms of the Synthetic Lease Documents and the Revolving Credit Documents, Seller has the sole power to execute, deliver and carry out the terms and provisions of this Agreement, and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms.

          (g) There are no actions, suits or proceedings which have been instituted, or to Seller's Knowledge threatened, against or which affect the Subject Property, at law or in equity, or before any federal, state or municipal governmental commissions, board, bureau, agency, or instrumentality which may affect the value, occupancy, or use of the Subject Property. Seller will give Buyer prompt written notice of any such action, suit or proceeding of which it obtains Knowledge subsequent to the date of this Agreement and prior to the Closing, to the extent Seller acquires such Knowledge.

          (h) Except as provided in Section 15 below, Seller shall not make or allow to occur any material change to, or deterioration of, the physical condition of the Subject Property, or any part thereof, which has not been corrected as of the date of Closing.

          (i) Seller shall pay all debts, charges, taxes and all other obligations, liabilities, costs and expenses related to Seller's ownership, use and occupancy of the Subject Property in the ordinary course of business, and shall timely file all tax returns required to be filed by Seller by any federal, state or local governmental unit or agency.

          (j) Seller shall promptly comply with all governmental laws, statutes, ordinances and regulations applicable to Seller in connection with this transaction.

          (k) To Seller's Knowledge, except as to items listed in Exhibit C attached, the improvements located on the Real Property and all fixtures and equipment, plumbing, well, septic system, heating and electrical systems, are in good condition and repair, ordinary wear and tear excepted, and the Subject Property is served by electricity, gas, city water and sewer service sufficient to operate the Subject Property as of the Closing in the same manner as presently operated.

          (l) Seller is not a "foreign person" as that term is defined in
Section 7701 of the Code, and Seller will provide an affidavit at Closing attesting to this and including Seller's tax identification number.

          11. Buyer's Conditions Precedent. Buyer shall not be obligated to close the transaction contemplated hereunder unless the following conditions precedent shall each have been satisfied prior to the Closing:

          (a) Environmental Matters. Buyer shall have received results from its environmental investigation which are reasonably satisfactory to Buyer.

          (b) No Litigation. There shall be no actions, proceedings or investigations involving Seller or Buyer which would materially interfere with Seller's or Buyer's performance of their respective obligations hereunder or Buyer's intended use of the Subject Property.

          (c) Compliance with Laws. There shall be no material uncured violations, including, without limitation, environmental violations, of any laws, ordinances, orders, regulations, rules or requirements of any governmental authority having jurisdiction over the Subject Property.

          (d) Good Title and Survey. Except as otherwise provided herein, the title insurance commitment referred to in Section 6 shall disclose good and marketable title to the Real Property vested in the Owner Trustee, free and clear of all title exceptions that would materially and significantly impair Buyer's functional use of the Subject Property for the purposes for which it is currently being used, and the survey shall not disclose any encroachments or other defects that would materially and significantly impair Buyer's functional use of the Subject Property for the purposes for which it is currently being used.

          (e) Authorizations. Buyer shall have received all such instruments and documents as Buyer's counsel shall reasonably require (i) to establish the power and authority of Seller to accept this offer and to carry out Seller's obligations hereunder, and (ii) to eliminate any title exceptions that are not permitted hereby in the title commitment.

          (f) Inspection Reports. Buyer shall have completed the inspections set forth above, or the Inspection Period shall have expired.

          (g) Closing of Related Transactions. The closing of the transactions contemplated by (i) the APA, (ii) a certain Share Purchase Agreement between Seller and certain other parties dated August 6, 2003 (the "SPA"), and (iii) a certain Real Estate Purchase Agreement dated the date hereof between Seller and Henry Lee Properties, LLC with respect to the freezer facility located in the City of Miami, Florida shall occur simultaneously with the Closing.

          (h) Representations. All Seller representations and warranties are true and correct as of the Closing

          (i) Consent of Seller's Lenders and Related Matters. All consents required pursuant to the terms of the Synthetic Lease Documents and the Revolving Credit Documents shall have been obtained, including, in each instance, such waivers or amendments of any of the terms thereof as may be required to permit the consummation of the transactions contemplated by this Agreement and the transactions contemplated by the other agreements described in
Section 11(g) and the documents referenced therein.

          As Buyer shall determine that each of the conditions set forth above have been satisfied prior to the Closing, Buyer shall so notify Seller in writing. Buyer may, at its option, terminate this Agreement without liability to either party, in the absence of such notice as to any condition prior to the Closing.

          12. Seller's Conditions Precedent. Seller shall not be obligated to close the transaction contemplated hereunder unless the conditions precedent specified in Section 11(g) and 11(i) above shall each have been satisfied prior to the Closing

          13. Closing and Possession; Transfer of Property. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur within three (3) days after all of the conditions precedent specified in Section 11 above (other than such conditions which are to occur simultaneously with the Closing hereunder) have been satisfied or waived and Buyer gives Seller notice of its intent to close; provided, however, that the Closing shall not occur later than the earlier of September 7, 2003 or such later date (but no later than October 5, 2003) as the date on which the closing of the transactions described in Section 11(g) occurs. The date of Closing is referred to in this Agreement as the "Closing Date". The Closing shall occur at the time and place specified in the APA for the closing of the transaction contemplated by the APA or at such other place as the parties shall mutually agree. Seller shall surrender possession of the Subject Property to Buyer at Closing. However, prior to Closing, Buyer and its agents, employees, contractors and consultants shall have reasonable access to the Subject Property for purposes of the inspections permitted under Section 9 above.

          At the Closing, Seller shall deliver to Buyer each of the following:

          (a) A deed (which, subject to the terms and conditions specified in Section 5(a) above, may be a quitclaim deed) duly executed and in recordable form, conveying the Real Property to Buyer.

          (b) A bill of sale (which may be a quitclaim bill of sale from the Owner Trustee, but which shall include Seller's warranty as to title consistent with the provisions of Section 5(b) above) duly executed conveying the Personal Property to Buyer.

          (c) An assignment, in a form satisfactory to Buyer, assigning to Buyer all rights and obligations Seller may have under any assignable Contracts that Buyer desires to assume. All Contracts not assumed by Buyer shall be terminated by Seller as of the Closing Date.

          (d) All books, records and other financial information concerning the Subject Property which are in Seller's possession or under Seller's control (the "Books and Records").

          In addition, the parties shall execute and deliver to each other at Closing a closing statement showing the computation of the funds payable to the Seller pursuant to this Agreement, all of which funds each of Seller and Buyer expressly acknowledges and agrees shall be released directly to the Owner Trustee at the Closing. Buyer shall pay all of the documentary stamps/transfer taxes and surtaxes which are payable upon the recording of the deed as to the conveyance to Buyer only.

          14. Synthetic Lease. At or prior to Closing, Seller shall procure or obtain such documents or instruments as may be required in order to terminate the

Synthetic Lease with respect to the Subject Property and to release the Subject Property from all liens and encumbrances created pursuant to the Synthetic Lease Documents and the Revolving Credit Documents. Any such instruments of termination or release, as the case may be, with respect to the Real Property shall be in such form as the Title Company may reasonably require to be recordable in the real property records of the county in which the Real Property is located.

          15. Condition of Subject Property.

          (a) In the event the Subject Property should be damaged by fire or other casualty or become subject to condemnation proceedings prior to the Closing, Buyer shall nonetheless proceed to close this transaction, and Seller shall, subject to the immediately following sentence, assign to Buyer, effective as of the Closing, all of Seller's rights to any insurance or condemnation proceeds and to cause the Owner Trustee and the Agent (as defined in the Synthetic Lease Documents) to assign to Buyer all of their respective rights, if any, to any such insurance or condemnation proceeds. For the avoidance of doubt, Seller and Buyer hereby acknowledge and agree that, in the event of any such casualty or condemnation, (i) Seller shall use any insurance or condemnation proceeds actually received by Seller (to the extent that Seller is not required by the terms of the Synthetic Lease to turn over such proceeds to the Owner Trustee or to the Agent) to repair (or commence repair) of damage to the Subject Property caused by such casualty or condemnation, and (ii) Seller shall deliver, or cause to be delivered, to Buyer at the Closing the remaining, unused balance, if any, of such proceeds (including that portion, if any, of such proceeds paid to the Owner Trustee or to the Agent pursuant to the terms of the Synthetic Lease Documents).

          (b) Each of Seller and Buyer hereby expressly acknowledges and agrees that, notwithstanding anything to the contrary set forth in Section 15(a) above, in the event that all of the following conditions shall occur:

               (i) any casualty damage to or condemnation of the Subject Property occurs prior to the Closing;

               (ii) any insurance proceeds or condemnation awards are actually paid to the Owner Trustee or the Agent pursuant to the Synthetic Lease Documents prior to the Closing (all such proceeds being referred to herein collectively as the "Actual Proceeds");

               (iii) Buyer has provided written notice of the satisfaction of all conditions precedent specified in Section 11 (other than those which are to occur simultaneously with the Closing) and Buyer has deposited, in escrow with instructions for release upon the Closing, the full amount of the Purchase Price in the form of a cashier's check or wired funds to the Title Company or such other person as Buyer and Seller may agree in writing to act as escrow agent for purposes of effecting the closing of the transaction contemplated by this Agreement (in either case, the "Escrow Agent"); and

               (iv) either the Owner Trustee or the Agent, or both of them, shall fail to either (x) deposit with the Escrow Agent the full amount of the Actual Proceeds received by the Owner Trustee or the Agent, as the case may be, together with written instructions to release the same to Buyer upon the Closing, or else (y) issue written instructions to the Escrow Agent authorizing the Escrow Agent to credit the full amount of the Actual Proceeds against the Purchase Price, to disburse to the Owner Trustee or the Agent, as the case may be, at Closing only the net amount of the Purchase Price after giving effect to such credit (and to release any and all instruments deposited into escrow by the Owner Trustee and/or the Agent against the disbursement of such amount to the Owner Trustee or the Agent, as the case may be), and to disburse to Buyer the portion of the funds deposited by Buyer equal to the amount of the Actual Proceeds at Closing;

then Buyer shall have the right, by written notice to Seller and to the Escrow Agent, to cancel the proposed purchase of the Subject Property and terminate this Agreement, and upon such termination, neither party shall have any further liability to the other hereunder or in connection with the transactions contemplated hereby.

          16. Insurance; Risk of Loss. Until the Closing, Seller shall maintain in full force and effect all fire and public liability insurance covering the Subject Property maintained by Seller in the ordinary course of business, and such insurance with respect to casualty damage shall be for the replacement value of the Subject Property. The risk of loss shall remain with Seller until Closing, subject to Buyer's rights under Section 15, above.

          17. Seller's Indemnities.

          (a) Seller shall indemnify and hold Buyer harmless from any and all liabilities, obligations, losses (including diminution in value), damages, claims, charges, costs and expenses, including reasonable actual attorney's fees (collectively, "Losses") to the extent, if any, such Losses are incurred as the result of any of the following: (i) the failure of any of the representations and warranties contained in this Agreement to be true and accurate in all respects (which, for the avoidance of doubt, shall not include any Losses arising out of or in connection with exceptions to such representations and warranties expressly disclosed to Buyer pursuant to this Agreement or the APA);
(ii) the failure of Seller to perform any of its obligations under this Agreement; (iii) any act or event occurring on or in connection with the Subject Property prior to the date of Closing or otherwise attributable (but solely to the extent so attributable) to the use or operation of the Subject Property prior to Closing, including, but not limited to, liabilities for environmental contamination caused by the release of Hazardous Substances in, on or under the Subject Property prior to Closing; or (iv) the failure of Seller to pay any of its debts, charges, taxes, liabilities or other obligations, whether accrued, absolute, contingent, known or unknown as of the date of Closing. The terms of this Section 17 shall survive for two years following the Closing (except that, with respect to any matters relating to the representations set forth in subsections (a), (b) and (c) (to the extent specified in the introductory paragraph of Section 10) of Section 10 above and any matters relating to environmental contamination covered by subclause (iii) above, the provisions of this Section 17 shall survive for one month after the maximum period permitted by law.

          (b) Seller's liability under the indemnity set forth above shall be subject to all of the terms, conditions and limitations set forth in Section 10 of the APA, including, without limitation, the application of the Seller Deductible (as defined in Section 10.1 thereof). In addition, and without limiting the generality of the immediately preceding sentence, Buyer expressly acknowledges and agrees that Seller shall have no liability to indemnify Buyer for any Losses under Section 17(a) above to the extent such Losses arise from or are attributable to (i) the gross negligence or willful misconduct of any Buyer Party (as defined in the APA), or (ii) any act or event occurring on or in connection with the Subject Property following the Closing.

          (c) For the avoidance of doubt, Seller and Buyer hereby acknowledge and agree that, Sections 17(a)(iii) and 17(b)(ii) above shall be read together so that, in the event that Buyer incurs any Losses in connection with or as a result of any release of Hazardous Substances in, on or under the Subject Property following the Closing, Seller shall indemnify Buyer solely for the incremental increase, if any, in such Losses incurred by Buyer that is attributable to any prior record of the release of Hazardous Substances in, on or under the Subject Property prior to Closing.

          18. Seller's Default. In the event of any material default by Seller under this Agreement (which, for the avoidance of doubt, shall consist of any default or defaults, which, if uncured, individually or in the aggregate, would materially and significantly impair Buyer's functional use and/or ownership of the Subject Property for the purposes for which it is currently used), Buyer shall have the right to terminate this Agreement by written notice to Seller if such material default is not cured within thirty (30) days following Seller's receipt of written notice of such material default from Seller. In addition, Buyer shall have all such rights and remedies as may be available to it under applicable law or in equity, including, but not limited to, the right to recover such damages as it may be entitled to as a result of such material default by Seller (including costs and attorney's fees), or to specifically enforce Seller's obligations under this Agreement. For the avoidance of doubt, Buyer acknowledges and agrees that Buyer shall not have the right to terminate this Agreement in the event of any default by Seller that is not material, but may still pursue damage remedies, if any, for such a default.

          19. Buyer's Default. In the event of any material default by Buyer under this Agreement, Seller shall have the right to terminate this Agreement by written notice to Buyer if such material default is not cured within thirty (30) days following Buyer's receipt of written notice of such material default from Seller. In addition, Seller shall have all such rights and remedies as may be available to it under applicable law or in equity, including, but not limited to, the right to recover such damages as it may be entitled to as a result of such material default by Buyer (including costs and attorney's fees). For the avoidance of doubt, Seller acknowledges and agrees that Seller shall not have the right to terminate this Agreement in the event of any default by Buyer that is not material, but may still pursue damage remedies, if any, for such a default.

          20. Survival of Representations and Warranties. All representations and warranties made in this Agreement shall survive for two years following the Closing (except that the representations set forth in subsections (a), (b) and (c) (to the extent specified in the introductory paragraph of Section 10) of
Section 10 above shall survive for one month after the maximum period permitted by law.

          21. Enforceability. Except as otherwise expressly provided, this Agreement shall inure to the benefit of, be binding upon, and be specifically enforceable by Seller and Buyer, and their respective successors and assigns.

          22. Entire Agreement. This Agreement, together with the APA, contains all of the representations and statements by each party to the other and expresses the entire understanding between the parties with respect to its subject matter. All prior communications concerning this transaction are merged in and replaced by this Agreement.

          23. Commission. Seller and Buyer each represent to the other that neither party has engaged the services of a real estate broker or salesperson and that no other person is entitled to a fee or commission as a result of the transaction contemplated in this Agreement.

          24. Notices. All notices required or given under this Agreement shall be in writing and either delivered personally by reputable courier or mailed by regular, first class U.S. mail (postage prepaid) addressed to the parties at their addresses specified above or such other address as a party may specify by providing notice thereof in accordance with this Section. Notices delivered personally or by courier shall be effective upon receipt, and notices mailed by first class U.S. mail shall be effective three days following deposit in the mail, postage prepaid.

          25. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

          26. Construction. This Agreement shall be construed under the laws of the State of Florida, and shall not be construed against either party as draftsman.

          27. Radon Gas. Section 404.056(7) Florida Statutes requires the following disclosure in any contract for sale of real estate:

          Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

          28. Dispute Resolution. All Agreement Disputes (as defined in the APA) shall be dealt with as set forth in the APA.

          29. Definition of "Knowledge". The term "Knowledge" as applied to Seller in this Agreement means that the particular fact or matter is actually known by any executive officer of Seller or SF Stores, or Dan Magruder, or any of the foregoing officers or individuals should have known of such fact or matter after undertaking reasonable inquiry.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                        SMART & FINAL, INC.


                                        By:  /s/ Richard N. Phegley
                                           -------------------------------------

                                            Its:  Richard N. Phegley
                                                --------------------------------
                                                  Senior Vice President &
                                                  Chief Financial Officer


                                                                          SELLER


                                        GFS MARKETPLACE REALTY FOUR, LLC


                                        By:  Robert R. Stead
                                            ------------------------------------

                                            Its:  Manager
                                                 -------------------------------

                                                                           BUYER

                                    EXHIBIT A

                          DESCRIPTION OF REAL PROPERTY

All of Parcel A of THE MATT PLAT, according to the plat thereof, as recorded in Plat Book 163, page 18, of the public records of Broward County, Florida.

                                    EXHIBIT B

                               SERVICE AGREEMENTS

Monthly Maintenance Service Agreement dated effective as of December 1, 2001 between R.K.O. Mechanical, Inc. and Smart & Final Stores Corporation, for the provision of air conditioning and refrigeration systems maintenance.

Security system agreement between Integrated Security Systems and Smart & Final for Store # 511.

Service Agreement/Contract Amendment between Smart & Final Stores Corporation and A-1 Fire Equipment dated June 26, 2002.

                                    EXHIBIT C

                  EXCEPTIONS TO REPRESENTATION IN SECTION 10(K)

None.

                     VENDOR CONTRACT PARTICIPATION AGREEMENT

          THIS VENDOR CONTRACT PARTICIPATION AGREEMENT (this "Agreement") is entered into and effective as of September 7, 2003 (the "Effective Date"), by and between SMART & FINAL INC., a Delaware corporation ("SFI"), AMERICAN FOODSERVICE DISTRIBUTORS, a California corporation ("AFD"), SMART & FINAL STORES CORPORATION, a California corporation ("SF Stores" and, together with SFI and AFD, collectively, the "Sellers"), and GFS HOLDING, INC., a Delaware corporation ("GFS Holding"), HENRY LEE COMPANY, a Florida corporation ("Henry Lee"), GFS STORES, LLC, a Delaware limited liability company ("GFS Stores"), and GFS Orlando, LLC, a Delaware limited liability company ("GFS Orlando" and, together with GFS Holding, Henry Lee and GFS Stores, collectively, the "Buyers"). Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Share Purchase Agreement (as defined below).

                                    RECITALS

          A. Pursuant to that certain Share Purchase Agreement (the "Share Purchase Agreement"), dated August 6, 2003, by and between SFI, AFD and GFS Holding, GFS Holding will purchase all of the issued and outstanding equity securities of Henry Lee; and pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement"), dated August 6, 2003, by and among GFS Holding, GFS Orlando and GFS Stores, and Sellers, GFS Stores and GFS Orlando will, directly or indirectly, acquire from Sellers certain of the assets of SF Stores and all of the assets of the Orlando Foodservice division of AFD (collectively, the "Assets").

          B. Following the consummation of the transactions contemplated by the Share Purchase Agreement and the Asset Purchase Agreement, Buyers will continue to operate the businesses conducted by AFD, SF Stores and Henry Lee in the State of Florida (the "Business").

          C. Sellers are parties to various vendor contracts (the "Vendor Contracts") described in the Schedules to the Share Purchase Agreement and the Asset Purchase Agreement and to be assigned to or utilized by Buyers after the Closing. Many of the Vendor Contracts are multiple party contracts ("Multiple Party Vendor Contracts") which contain provisions unrelated to the Business, and therefore Sellers have provided Buyers with summaries of the portions of the Multiple Party Vendor Contracts which relate to the Business instead of disclosing the entire contract. Buyers have requested, and Sellers have agreed, to cooperate with Buyers in the use and operation of the Vendor Contracts, including the Multiple Party Vendor Contracts, on the terms set forth below.

          D. Buyers have required as a condition to the consummation of the transactions contemplated by of the Share Purchase Agreement and the Asset Purchase Agreement that Sellers enter into this Agreement.

                                    AGREEMENT

          In consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers and Buyers agree as follows:

          1. Term. The term of this Agreement shall commence upon the Closing of the Share Purchase Agreement and the Asset Purchase Agreement and shall continue until expiration of the last of the Vendor Contracts to expire. Buyers expressly acknowledge that Sellers are under no obligation to renew or extend any of the Vendor Contracts beyond their stated terms.

          2. Cooperation. From time to time after the Closing Date, Sellers shall cooperate with Buyers in arranging for purchases within the State of Florida pursuant to the Vendor Contracts. Sellers also shall permit Buyers to contact the vendors under each of the Vendor Contracts so that Buyers may establish new relationships with those vendors if Buyers so desire. Sellers also shall provide Buyers with all correspondence, information and invoices related to performance of the Vendor Contracts in the State of Florida to enable Buyers to deal with such vendors on an effective basis.

          3. Contract Performance. Buyers may elect to purchase products under the Vendor Contracts, and if and to the extent that Buyers elect to do so, Sellers and Buyers each agree to honor the terms of all of the Vendor Contracts, and to conduct their respective purchases under the Multiple Party Vendor Contracts in such a manner as to not disrupt the purchasing rights and obligations of the other parties to the Multiple Party Vendor Contracts. In particular, Sellers and Buyers each agree to honor any payment terms of the Vendor Contracts (subject to good faith disputes with such vendors).

          4. Indemnification.

          A. Indemnity by Sellers. Sellers shall, jointly and severally, indemnify Buyers and their affiliates, directors, officers, employees, controlling persons, agents and representatives and their successors and assigns (collectively, the "Buyer Indemnified Parties") against and hold each of them harmless from any and all damage, loss, cost, penalty, liability and expense (including, without limitation, reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) ("Damages") incurred or suffered by the Buyer Indemnified Parties (whether originally asserted against or imposed on the Buyer Indemnified Parties by a third party or originally incurred or suffered directly by the Buyer Indemnified Parties) arising directly out of any breach of any representation or warranty, covenant or agreement made or to be performed by Sellers pursuant to this Agreement, or arising directly out of any liability or obligations under the Multiple Party Vendor Contracts to the extent such liability or obligations have not been disclosed to Buyers in the summaries of the Multiple Party Vendor Contracts (such breach, a "Seller Breach").

          B. Indemnity by Buyers. Buyers shall indemnify Sellers and their affiliates, directors, officers, employees, controlling persons, agents and representatives and their successors and assigns (collectively, the "Seller Indemnified Parties") against and hold each of them harmless from any and all Damages incurred or suffered by the Seller Indemnified Parties (whether originally asserted against or imposed on the Seller Indemnified Parties by a third party or originally incurred or suffered directly by the Seller Indemnified Parties) arising directly out of any breach of any representation, warranty, covenant or agreement made or to be performed by Buyers pursuant to this Agreement (such breach, a "Buyer Breach").

          C. Procedure and Payment.

               (1) The person seeking indemnification under Section 4.A, and 4.B (the "Indemnified Party") agrees to give prompt notice to the Person against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding, in respect of which indemnity may be sought under such Section and will provide the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request. The failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent such failure shall have materially and adversely prejudiced the Indemnifying Party.

               (2) The Indemnifying Party shall be entitled to defend any claim asserted by any third party ("Third Party Claim") with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third Party Claim that it will indemnify the Indemnified Party from and against all Damages that the Indemnified Party may suffer resulting from, arising out of, relating to, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations under this Agreement, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, and (iv) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

               (3) So long as the Indemnifying Party is conducting the defense of any Third Party Claim in accordance with the provisions of this
          Section 4.C, the Indemnified Party shall be entitled to participate in the defense of such Third Party Claim and to employ separate counsel of its choice for such purpose. The fees and expenses of such separate counsel shall be paid by the Indemnified Party.

               (4) Each party shall cooperate, and cause its Affiliates to cooperate, in the defense or prosecution of any Third Party Claim and shall furnish or cause to be furnished such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested by any other party in connection therewith.

          D. Calculation of Damages.

               (1) The amount of any Damages payable under Section 4.A and 4.B by the Indemnifying Party shall be net of any amounts recovered by the Indemnified Party under applicable insurance policies and the Indemnified Party shall use commercially reasonable efforts to collect any amounts available under such insurance policies.

               (2) If the Indemnified Party receives an amount under insurance coverage or from a third party with respect to Damages at any time subsequent to any indemnification provided by the Indemnifying Party pursuant to Section 4.A and 4.B, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification up to such amount received by such Indemnified Party, but net of any expenses incurred by such Indemnified Party in collecting such amount.

          5. Force Majeure. Neither Sellers nor Buyers shall be responsible to the other for any delay in or failure of performance of their obligations under this Agreement to the extent such delay or failure is attributable to any cause beyond their reasonable control, including, without limitation, any act of God, fire, accident, strike or other labor difficulties, war, embargo or other governmental act, or riot; provided that the party affected thereby gives the other party prompt notice of the occurrence of any event which has caused or is likely to cause any such delay or failure, setting forth its best estimate of the length of any delay and any possibility that it will be unable to resume performance; and provided further that said affected party shall use its commercially reasonable efforts to expeditiously overcome the effects of that event and resume performance or utilization.

          6. Miscellaneous Provisions.

          A. Confidentiality. Each of Sellers and Buyers (as appropriate, the "Promisor") covenant and agree to and will cause their respective authorized agents, representatives, affiliates, employees, officers, directors, accountants, counsel and other designated representatives (collectively, "Representatives") to (i) treat and hold as confidential (and not disclose or provide access to any person to) all records, books, contracts, instruments, computer data and other data and information (collectively, "Information") concerning the other party (the "Promisee") and the Vendor Contracts in the Promisor's possession or furnished by the Promisee or its Representatives pursuant to this Agreement, (ii) in the event that Promisor or its Representatives become legally compelled to disclose any such Information, provide the Promisee with prompt written notice of such requirement so that the Promisee may seek a protective order or other remedy or waive compliance with this Section 6.A, and (iii) in the event that such protective order or other remedy is not obtained, or the Promisee waives compliance with this Section 6.A, furnish only that portion of such Information which is legally required to be provided and exercise Promisor's best efforts to obtain assurances that confidential treatment will be accorded such Information; provided, however, that this sentence shall not apply to any Information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by such party or its Representatives; and provided further, however, that the provisions of clauses (i) and (ii) above shall not preclude a party from disclosing Information to its Representatives (provided that each such Representative shall be advised of the confidential nature of such Information) or from disclosing Information to or filing Information with any governmental authority or agency with jurisdiction over such party. Each party agrees and acknowledges that remedies at law for any breach of its obligations under this Section 6.A are inadequate and that in addition thereto the other party shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach, without the necessity of demonstrating the inadequacy of monetary damages. The provisions of this
     Section 6.A shall not apply to the extent any such Information is required to be disclosed by applicable law.

          B. Notices. All necessary notices, demands, requests and other communications required or permitted to be given hereunder shall in every case be in writing and shall be deemed duly given (a) when delivered personally, (b) upon receipt or refusal of receipt, if sent by registered or certified mail, in all such cases with postage prepaid, return receipt requested, or (c) the next business day if delivered by a recognized overnight courier service, airbill prepaid, designated for next business day delivery, to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing:

          If to Buyers:     Steve Plakmeyer
                            Gordon Food Service, Inc.
                            P.O. Box 2172
                            Grand Rapids, Michigan 49501

          and to:           David L. Gray
                            11092 Lake Michigan Drive
                            P.O. Box 276
                            Empire, Michigan 49630-0276

          With a copy to:   Miller, Johnson, Snell & Cummiskey, P.L.C.
                            250 Monroe Avenue, N.W., Suite 800
                            Grand Rapids, Michigan 49503-2250
                            Attention: Robert R. Stead

          If to Sellers:    Dennis Chiavelli
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Donald G. Alvarado
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Sue Mullins
                            Smart & Final Inc.
                            600 Citadel Drive
                            Commerce, California 90040

          With a copy to:   Skadden, Arps, Slate, Meagher & Flom LLP
                            Four Times Square
                            New York, New York 10036
                            Attention: Jeffrey W. Tindell

          And a copy to:    Foley & Lardner
                            2029 Century Park East, Suite 3500
                            Los Angeles, California 90067-3021
                            Attention: Richard W. Lasater II

          C. Jurisdiction.

               (1) In the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto consents to submit itself to the personal jurisdiction of any federal court in the state of Delaware and, in case such court refuses jurisdiction then each of the parties consents to submit itself to the personal jurisdiction of any state court in the state of Delaware. Each of the parties further agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, and agrees that, except as permitted pursuant to this Section 6.C, it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court other than a federal court in the state of Delaware.

               (2) In the event the state court specified in Section 6.C(1) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Seller Parties against any of the Buyer Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this
          Agreement:

                    (i) expressly and irrevocably consents and submits to the
               jurisdiction of any federal court within the jurisdiction of the United States District Court for the Western District of Michigan (and each appellate court thereof) or any state court in the state of Michigan;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Western District of Michigan or any state court in the state of Michigan, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (3) In the event the state court specified in Section 6.C(1) refuses to exercise jurisdiction over the parties hereto or the subject matter at issue, then with respect to any legal action or proceeding brought by any of the Buyer Parties against any of the Sellers arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each party to this
          Agreement:

                    (i) expressly and irrevocably consents and submits to the
               jurisdiction of any federal court within the jurisdiction of the United States District Court for the Central District of California (and each appellate court thereof) or any state court in the state of California;

                    (ii) agrees that any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California shall be deemed to be a convenient forum; and

                    (iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court within the jurisdiction of the United States District Court for the Central District of California or any state court in the state of California, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, or that the venue of such proceeding is improper.

               (4) The parties hereby waive any right to a jury trial.

          D. Further Assurances. From time to time, at the request of the other party hereto and at the expense of the party so requesting (unless the requesting party is entitled to indemnification therefor under Section 4), each of the parties hereto shall execute and deliver to such requesting party such documents and take such other action as such requesting party may reasonably request in order to consummate more effectively the transactions contemplated hereby.

          E. Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

          F. Entire Agreement and Modification. This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the parties to be charged with the amendment.

          G. Assignments, Successors, and No Third-Party Rights. Neither party may assign any of its rights or obligations under this Agreement without the prior consent of the other parties, except that GFS Holding may assign any of its rights under this Agreement to any Affiliate of GFS Holding. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

          H. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

          I. Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

          J. Preamble; Recitals. The Recitals set forth in the Preamble hereto are hereby incorporated and made a part of this Agreement.

          K. Governing Law. This Agreement will be governed by the internal laws of the State of Delaware without regard to conflicts of laws principles.

          L. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto by virtue of having drafted this Agreement or otherwise.

          M. Dispute Resolution. Except as hereinafter provided in this Section 6.M all claims, controversies, differences, or disputes between or among any of the parties hereto arising from or relating to this Agreement, including claims by one party that another party or parties hereto have failed to perform any of their obligations hereunder (collectively, "Agreement Disputes"), shall be resolved as follows:

               (1) Facilitative Mediation. The parties to an Agreement Dispute shall first attempt to resolve such Agreement Dispute by means of a mediation conducted in the following manner. A party desiring mediation of any Agreement Dispute shall give or shall have given a written notice, in the manner set forth in Section 6.B hereof (a "Dispute Notice"), to the other party or parties setting forth the nature of the dispute and the relief intended to be sought and shall submit such Agreement Dispute for resolution by facilitative mediation in Chicago, Illinois, under the Commercial Mediation Rules (but not otherwise under the auspices) of the American Arbitration Association (the "AAA") in effect on the date of this Agreement, unless the parties have agreed, in writing, to resolve any such dispute by other means. Each party agrees that it will submit to and shall not challenge or object to the jurisdiction (either personal or subject matter) or the venue of such mediation in Chicago, Illinois.

               (2) Legal Proceedings. If any Agreement Dispute has not been resolved by mediation as provided above within sixty (60) days after submission thereof, then either party may commence a suit or legal action or an action at equity to enforce its rights or the other party's obligations or recover any damages arising from the other party's breach or such other relief as may be appropriate under the circumstances.

               (3) Attorney Fees and Other Costs. The prevailing party in any mediation or any action or legal or other proceeding brought with respect to an Agreement Dispute shall be entitled to recover the reasonable fees and disbursements of its attorneys, accountants, and expert witnesses in connection with any such mediation or any action or legal or other proceeding brought in accordance with the provisions hereof.

               (4) Exceptions for Equitable Relief. Notwithstanding the foregoing or anything to the contrary contained elsewhere in this Agreement, a party may bring a proceeding against any other party hereto for specific performance or injunctive or other forms or equitable relief in the state or federal courts pursuant to the procedures set forth in Section 6.C without having to submit the matter or

          Agreement Dispute in question to mediation as hereinabove set forth, provided, however, that such party shall not seek any monetary award or relief in such action or proceeding unless its failure to do so would prejudice such party's rights or ability to seek such monetary award or relief in another action or proceeding.

          N. Counterparts. This Agreement may be executed in two or more counterparts, each or which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

          O. Relationship of Parties. The relationship between Sellers and Buyers for purposes of this Agreement shall be that of an independent contractor and not of employment and, except to the extent required to enable Sellers to perform their duties hereunder, neither party is an agent of the other. By entering into this Agreement, neither party to this Agreement is, in any way, assuming any liabilities, debts or obligations of the other party, whether now existing or hereafter created.

          IN WITNESS WHEREOF, Sellers and Buyers have executed this Agreement as of the date set forth in the first paragraph hereof.

                                      "SFI"

                                      SMART & FINAL INC.
                                      a Delaware corporation


                                      By: /s/ Dennis Chiavelli
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "AFD"

                                      AMERICAN FOODSERVICE DISTRIBUTORS
                                      a California corporation


                                      By: /s/ Dennis Chiavelli
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "SF Stores"

                                      SMART & FINAL STORES CORPORATION
                                      a California corporation


                                      By: /s/ Dennis Chiavelli
                                          --------------------------------------
                                      Its:
                                           -------------------------------------

                                      "GFS Holding"

                                      GFS HOLDING, INC.
                                      a Delaware corporation


                                      By: /s/ David L. Gray
                                          --------------------------------------

                                      Its:
                                           -------------------------------------


                                      "Henry Lee"

                                      HENRY LEE COMPANY
                                      a Florida corporation


                                      By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "GFS Stores"

                                      GFS STORES, LLC
                                      a Delaware limited liability company

                                         By: GFS HOLDINGS, INC.
                                         Its: Manager


                                      By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:
                                           -------------------------------------


                                      "GFS Orlando"

                                      GFS Orlando, LLC
                                      a Delaware limited liability company

                                         By: GFS HOLDINGS, INC.
                                         Its: Manager


                                      By: /s/ David L. Gray
                                          --------------------------------------
                                      Its:
                                           -------------------------------------